SIT MUTUAL FUNDS
                                   BOND FUNDS
                                  ANNUAL REPORT

                                MARCH 31, 2003



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND










                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Chairman's Letter                                                             2

Performance Summary                                                           4

Average Annual Total Returns                                                  6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

        Money Market Fund                                                     8

        U.S.Government Securities Fund                                       12

        Tax-Free Income Fund                                                 24

        Minnesota Tax-Free Income Fund                                       40

        Bond Fund                                                            52

Notes to Portfolios of Investments                                           56

Statements of Assets and Liabilities                                         57

Statements of Operations                                                     58

Statements of Changes in Net Assets                                          60

Notes to Financial Statements                                                62

Financial Highlights                                                         66

Independent Auditors Report                                                  71

Results of Shareholder Meeting                                               72

Information About Directors and Officers                                     74

Federal Tax Information                                                      78

A Look at Sit Mutual Funds                                                   79


This document must be preceded or accompanied by a Prospectus.

        SIT MUTUAL FUNDS
        ONE YEAR ENDED MARCH 31, 2003
[PHOTO]-------------------------------------------------------------------------
        CHAIRMAN'S LETTER

Dear fellow shareholders:

Interest rates declined over much of the year ended March 31, 2003, marking the third consecutive year of strong fixed-income returns. The Federal Reserve continued to lower short-term rates in an effort to protect the economy from slipping back into recession. While the Fed lowered the federal funds rate by only 0.50% over the past 12 months, the reduction in the federal funds rate totals 5.25%, from 6.50% to 1.25%, in a series of 21 moves from January 3, 2001 to November 6, 2002. The Fed is currently trying to assess the economic impact of the war with Iraq to determine if additional monetary stimulus is necessary.

The third and final estimate of U.S. fourth quarter 2002 real GDP growth was unchanged at +1.4%. Among major component revisions,consumer expenditures were boosted approximately $4 billion but were essentially offset by weaker net exports, resulting in an unchanged aggregate growth rate. Importantly, after-tax corporate profits grew by +4.1% during that quarter, accelerating from +2.1% in the third quarter, and were up +10.3% on a year-over-year basis. While growth in corporate profits had been largely derived from cost cutting moves such as layoffs and expense controls, rising profits, improving balance sheets and lower corporate borrowing costs should pave the way for improved capital spending over the longer term.

While domestic consumer spending continues to grow, the war in Iraq and difficult labor market conditions have been restraining factors. Personal income growth in February was once again positive at +0.3%, the sixth +0.3% gain over the past seven months, resulting in year-over-year growth of +3.6%. Wages and salaries increased at a +2.8% year-over-year rate, which should support modest spending growth going forward.

The labor market continues to exhibit weakness. The March employment report indicated that nonfarm payrolls fell by 108,000 jobs, improvement from a significant contraction of 357,000 jobs in February. The unemployment rate is 5.8%. Consumer confidence was near 30-year lows immediately preceding the war, but has since rebounded modestly due to the rapid progress of coalition forces. The housing sector continues to benefit from record low mortgage rates and builder incentives. The strong issuance of building permits, combined with near-record levels of units under construction, suggest further strength in the months ahead. Inflation has risen modestly recently due to the sharp rise in energy prices over the past six months. The Consumer Price Index and Producer Price Index have increased to +3.0% and +3.5% year-over-year rates, respectively.

While Congress debates a new fiscal stimulus package, estimates for the federal budget deficit continue to grow. The Treasury announced that the February budget deficit was $96.3 billion, bringing the current fiscal year 2003 budget deficit to $193.9 billion. The Congressional Budget Office (CBO) currently estimates that the fiscal deficit will total $287 billion in 2003 and $338 billion in 2004. These figures do not include costs of the war beyond the September 30th fiscal year end or the costs of reconstruction in Iraq. Private forecasts are much higher than the CBO figures. We are expecting the new fiscal stimulus plan to be near $400 billion, which is around 60% of what the Bush Administration's plan called for. Ultimately, once a bill is passed, we believe that the tax on dividends will either be reduced to the long-term capital gains rate of 18% or there will be a dividend exclusion of 50%. Even the low end of tax cut expectations would represent a considerable amount of additional fiscal stimulus in the near term.

In summary, given the war's pervasive impact on consumer and manufacturing activity in the U.S. in March, our first quarter 2003 estimate for quarterly real GDP growth is +1.5%. We expect second quarter 2003 growth rate to be +2.0%, and we are forecasting +3.0% growth during the second half of 2003 as a result of the fiscal and monetary stimulus already in place. These rates of real GDP growth still equate to a +2.2% annual growth rate for 2003, nearly the same as achieved in 2002. Importantly, we do not expect that the economy will slip into a 'double-dip' recession, and these estimates could ultimately prove conservative given that the conflict in Iraq has been resolved quickly.

2
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STRATEGY SUMMARY
In the last 12 months, interest rates reached historical lows. Specifically, the yield of the 10-year U.S. Treasury note reached a 45-year low of 3.55% while the yield of the 2-year U.S. Treasury note achieved a new record low of 1.33%. These levels were reached just prior to the start of the war with Iraq. On March 31, 2002, the 10-year U.S. Treasury yield was 5.41%. The dramatic drop in yield was the result of increased demand by investors seeking safety. This flight to quality was fueled by corporate scandals, weak economic data, escalating tensions with North Korea, the spread of a virus causing severe acute respiratory syndrome (SARS), the Iraq war, and the potential for chemical weapons being unleashed. We expect the flight to quality will be at least partially reversed in the next 12 months. We have already seen the extraordinary progress of the coalition forces in Iraq without the occurrence of a chemical attack. We believe that the worst of the corporate accounting fraud has been discovered. We expect to see a peaceful resolution to the tensions with North Korea. We also expect the high degree of monetary and fiscal stimulus to result in a meaningful improvement in economic growth by the second half of 2003. While uncertainties remain regarding the containment of SARS and the risk of continuing hostilities in the Middle East, we expect bond yields to rise from their historically low levels.

Given our expectations for higher interest rates, portfolio durations remain shorter than their benchmarks. We have been forecasting an increase in yields, coupled with a strengthening economy. As is typical during times of improving economic activity, investors become less risk averse and sell Treasuries in favor of higher yielding alternatives. As a result, we continue to underweight U.S. Treasuries in our taxable bond funds and emphasize higher yielding asset-backed, mortgage and corporate securities. The rise in interest rates should help slow refinancing activity in the mortgage sector, and the expectation of more stable prepayment rates should result in increased investor demand and narrower yield spreads. Corporate yield spreads should also narrow further as the economic recovery should lead investors to become more optimistic about corporate profitability.

In the municipal market, the exceptionally low yields on U.S. Treasury securities have created an unusual phenomenon. Due to the tax-free aspect of interest generated by municipal bonds, municipals typically yield less than U.S.Treasuries, which are federally taxed. However, longer-term municipal bond yields reached levels 30% higher than comparable U.S. Treasuries. This provides further evidence of how overvalued U.S. Treasuries became. While we consider municipal yields attractive on a relative basis, we are concerned that they could rise over the course of this year albeit to a lesser extent than that experienced by U.S. Treasuries. As a result, municipal portfolio durations have been relatively short. Also, housing bonds continue to be the most heavily weighted sector. Due to the more stable price characteristics of housing bonds, we expect them to help protect against principal loss associated with rising interest rates. Also, given the continued cheap valuation of municipals to taxable bonds on both an absolute and relative yield basis, we expect any change in tax policy to have little negative impact on municipal bonds.

Fixed-income investments are an important component of a well-diversified long-term portfolio. We believe that the Sit bond funds, with their dual objectives of high income with stability of principal, offer an attractive risk/reward profile to complement equity holdings. We appreciate your continued interest and investment in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
ONE YEAR ENDED MARCH 31,2003
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

  Interest rates declined over much of the year ended March 31, 2003, marking the third consecutive year of strong fixed-income returns. For example, the Lehman Aggregate Bond Index earned an annualized total return for the three years ending March 31, 2003 of 9.81%. The strength in the bond market was helped by sharp reductions in short-term interest rates. While the Federal Reserve lowered the federal funds rate by a total of 5.25%, from 6.50% to 1.25%, from January 3, 2001 to November 6, 2002.

  U.S. Treasury yields declined the most of any sector and reached historically low levels during the year. Specifically, the yield of the 10-year U.S. Treasury note reached a 45-year low of 3.55% while the yield of the 2-year U.S.Treasury note achieved a new record low of 1.33%. The dramatic drop in yield was the result of increased demand by investors seeking safety. This flight to quality was fueled by corporate scandals, weak economic data, escalating tensions with North Korea, the spread of SARS, and the Iraq war. After U.S. Treasuries, corporate bonds were the next best performing taxable bond sector, while the mortgage and asset-backed sectors lagged due to their shorter durations and record levels of prepayments.

  Municipal yields also declined last year, resulting in longer, more call-protected municipal securities outperforming shorter bonds. However, municipal yields declined much less than U.S. Treasuries. Consequently, longer-term municipal bond yields reached levels 30% higher than comparable U.S. Treasuries. Municipal issuance in 2002 was the highest on record, and the pace of issuance has accelerated in early 2003. Refinancings and pent-up demand for capital projects are the primary drivers of this increased issuance.

  Many general obligation debt-rating downgrades have occurred to date, and more are likely due to budget crises being experienced by many state and local governments. Overall, the Funds should benefit from their underweighting of general obligation and U.S. Treasury debt as they continue to focus on higher-yielding high quality bonds.

                                                1994                1995
                                                ----                ----

SIT MONEY MARKET FUND                           3.84%               5.58%
--------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                 1.77               11.50
--------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       -0.63               12.86
--------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
  INCOME FUND                                   0.63               11.90
--------------------------------------------------------------------------------
SIT BOND FUND                                  -1.31               16.83
--------------------------------------------------------------------------------
3-Month U.S. Treasury Bill                      4.47                5.98
Lehman Inter. Government Bond Index            -1.75               14.41
Lehman 5-Year Municipal Bond Index             -1.28               11.65
Lehman Aggregate Bond Index                    -2.92               18.47


                                                NASDAQ
                                                SYMBOL           INCEPTION
                                                ------           ---------

SIT MONEY MARKET FUND(1)                         SNIXX            11/01/93
--------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                  SNGVX            06/02/87
--------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                         SNTIX            09/29/88
--------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND               SMTFX            12/01/93
--------------------------------------------------------------------------------
SIT BOND FUND                                    SIBOX            12/01/93
--------------------------------------------------------------------------------
3-Month U.S. Treasury Bill                                        11/01/93
Lehman Inter. Government Bond Index                               05/31/87
Lehman 5-Year Municipal Bond Index                                09/30/88
Lehman Aggregate Bond Index                                       11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/03.
(3) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/03 was 0.74%.
(4) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.55%, 6.83%, 7.35% and 7.79%, respectively (Income subject to state tax, if any).

4
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TOTAL RETURN - CALENDAR YEAR

                                                                        30-DAY
                                                                       SEC YIELD
                                                               YTD       AS OF   DISTRIBUTION
 1996     1997     1998     1999     2000    2001     2002     2003     3/31/03     RATE(2)
 ----     ----     ----     ----     ----    ----     ----     ----     -------     -------
 5.08%    5.22%    5.17%    4.79%    6.03%   3.67%    1.25%    0.19%    0.74%(3)
---------------------------------------------------------------------------------------------
 4.99     8.19     6.52     1.37     9.15    8.56     5.79     0.53     2.61        4.16%
---------------------------------------------------------------------------------------------
 5.69     9.87     6.29    -4.01     8.32    5.84     5.69     0.70     4.78(4)     4.53
---------------------------------------------------------------------------------------------
 5.89     8.19     6.14    -3.82     8.09    5.85     7.06     1.01     4.55(5)     4.63
---------------------------------------------------------------------------------------------
 4.25     9.44     6.52    -0.34     9.25    8.36     6.68     1.06     4.55        5.33
---------------------------------------------------------------------------------------------
 5.27     5.32     5.01     4.88     6.16    3.50     1.67     0.29
 4.06     7.72     8.49     0.49    10.47    8.42     9.64     0.93
 4.22     6.38     5.84     0.74     7.72    6.21     9.27     1.11
 3.63     9.65     8.69    -0.82    11.63    8.44    10.25     1.39


                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                    PERIODS ENDED MARCH 31, 2003
   QUARTER        SIX MONTHS                                         SINCE
ENDED 3/31/03    ENDED 3/31/03      1 YEAR    5 YEARS   10 YEARS   INCEPTION
-------------    -------------      ------    -------   --------   ---------
    0.19%            0.47%           1.13%     3.94%        --       4.37%
----------------------------------------------------------------------------
    0.53             1.30            5.60      6.06       6.24%      7.53
----------------------------------------------------------------------------
    0.70             0.95            5.90      4.18       5.70       6.53
----------------------------------------------------------------------------
    1.01             1.81            7.14      4.53         --       5.55
----------------------------------------------------------------------------
    1.06             1.41            7.74      6.01         --       6.43
----------------------------------------------------------------------------
    0.29             0.63            1.51      4.02         --       4.55
    0.93             1.91           10.95      7.31       6.62       7.82
    1.11             1.97            9.85      5.91       5.72       6.63
    1.39             2.99           11.69      7.51         --       7.22

(5) For Minnesota residents in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 6.76%, 7.05%, 7.60% and 8.04%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

                                                                               5
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SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31,2002

The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).





6
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================================================================================
SIT U.S.GOVERNMENT SECURITIES FUND             1 YEAR     5 YEARS    10 YEARS
Return Before Taxes                             5.8%        6.2%        6.5%
Return After Taxes on Distributions             3.9%        3.9%        4.0%
Return After Taxes on Distributions
  and Sale of Fund Shares                       3.7%        3.8%        3.9%
Lehman Intermediate Government Bond Index*      9.6%        7.4%        6.9%
================================================================================


================================================================================
SIT TAX-FREE INCOME FUND                       1 YEAR     5 YEARS    10 YEARS
Return Before Taxes                             5.7%        4.3%        5.9%
Return After Taxes on Distributions             5.7%        4.3%        5.9%
Return After Taxes on Distributions
  and Sale of Fund Shares                       5.5%        4.4%        5.8%
Lehman 5-Year Municipal Bond Index*             9.3%        5.9%        5.9%
================================================================================


================================================================================
                                                                       SINCE
SIT MINNESOTA TAX-FREE INCOME FUND             1 YEAR     5 YEARS    INCEPTION**
Return Before Taxes                             7.1%        4.6%        5.6%
Return After Taxes on Distributions             7.1%        4.6%        5.6%
Return After Taxes on Distributions
  and Sale of Fund Shares                       6.6%        4.6%        5.6%
Lehman 5-Year Municipal Bond Index*             9.3%        5.9%        5.7%
================================================================================


================================================================================
                                                                       SINCE
SIT BOND FUND                                  1 YEAR     5 YEARS    INCEPTION**
Return Before Taxes                             6.7%        6.0%        6.5%
Return After Taxes on Distributions             4.4%        3.5%        3.9%
Return After Taxes on Distributions
  and Sale of Fund Shares                       4.2%        3.6%        3.9%
Lehman Aggregate Bond Index*                   10.3%        7.6%        7.3%
================================================================================

* Indices reflect no deduction for fees, expenses, or taxes.
**Inception date 12/1/93

                                                                               7
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        SIT MONEY MARKET FUND
        ONE YEAR ENDED MARCH 31, 2003
[PHOTO]-------------------------------------------------------------------------
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

  The Sit Money Market Fund returned +1.1% for the 1-year and +0.2% for the 3-month periods ended March 31, 2003. The U.S. Treasury Bill returned +0.3% and +1.5% for the 3-month and 1-year periods, respectively. The Fund outperformed its Lipper Category for all reported time periods(1). As of March 31, 2003, the Fund's 7-day compound yield was 0.74% and its average maturity was 28 days.

POISED TO RESPOND TO RISING RATES
  The Federal Reserve reduced the federal funds rate once by 0.50% to 1.25% last fall. With a still-struggling economy and the uncertain economic impact of the war, a further Fed rate reduction, while not likely, is possible. If economic growth strengthens later this year as we expect, the Fed may begin raising rates in late 2003 or early 2004. The Fund has maintained its average maturity near the middle of its customary 20-40 day range with short-term rates stable over the past few months. As Fed tightening begins to appear imminent, the Fund will shorten its average maturity in anticipation of earning higher yields on future investments.

ADDING ASSET-BACKED COMMERCIAL PAPER
  We have seen a further reduction in the amount of commercial paper issued recently due to companies' liquidity concerns and their willingness to lock in historically low interest rates. To mitigate this trend, the Fund has begun purchasing top-tier, asset-backed commercial paper to meet its investment needs.

BETTER RESULTS THROUGH BETTER EXECUTION
  The Fund has performed well by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. We foresee a domestic economic rebound and a subsequent stabilization or improvement in the short-term creditworthiness of top-tier commercial paper issuers in general. We will increase our vigilance, however, as certain issuers have experienced liquidity challenges over the past several months and a few more may follow. We continue to diversify core holdings and industry exposure, including the addition of top-tier credits from the universe of asset-backed commercial paper to our list of permissible holdings.

                       INVESTMENT OBJECTIVE AND STRATEGY

  The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

  An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                               PORTFOLIO SUMMARY

                 Net Asset Value     3/31/03:     $1.00 Per Share
                                     3/31/02:     $1.00 Per Share

                            Total Net Assets:     $73.8 Million

(1) See next page.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                       Diversified Finance       12.2
                       Consumer
                        Non-Durables             12.2
                       Asset-backed
                        Securities               11.6
                       Financial Services         8.6
                       Insurance                  8.1
                       Communications             8.1
                       U.S.Govt.Securities        7.5
                       Sectors less than 7.0%    31.7
                       Cash and Other
                        Net Assets                0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT MONEY           3-MONTH             LIPPER
                               MARKET           U.S.TREASURY          MONEY
                                FUND                BILL            MARKET AVG.
                              ---------         ------------        -----------
3 Month**                       0.19%               0.29%              0.14%
6 Month**                       0.47                0.63                n/a
1 Year                          1.13                1.51               0.86
3 Years                         3.23                3.36               2.98
5 Years                         3.94                4.02               3.69
Inception                       4.37                4.55               4.20
(11/1/93)

                            CUMULATIVE TOTAL RETURNS*

                              SIT MONEY           3-MONTH             LIPPER
                               MARKET           U.S.TREASURY          MONEY
                                FUND                BILL            MARKET AVG.
                              ---------         ------------        -----------
1 Year                          1.13%               1.51%              0.86
3 Year                         10.01               10.43               9.20
5 Year                         21.34               21.78              19.89
Inception                      49.64               51.99              47.32
(11/1/93)

*AS OF 3/31/03.                                                **NOT ANNUALIZED.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL.

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/03. Sit Money Market Fund rankings for the 3-month, 3- and 5-year and since inception periods were 119th of 404 funds, 122nd of 340 funds, 89th of 266 funds and 43rd of 164 funds, respectively.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (11/1/93)and held until 3/31/03 would have grown to $14,964 in the Fund or $15,199 in the 3-Month U.S.Treasury Bill assuming reinvestment of all dividends and capital gains.

                        SIT MONEY MARKET MATURITY RANGES

                                  [BAR CHART]

                                  % OF ASSETS

 33.8%             27.6%             19.1%             7.9%              11.6%
--------------------------------------------------------------------------------
 0-15              16-30             31-45            46-60               61+
 Days               Days              Days             Days              Days

SIT MONEY MARKET FUND
MARCH 31,2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (92.5%)(2)
  ASSET-BACKED SECURITIES (11.6%)
                    FCAR Owner Trust Series I:
  2,000,000           1.23%, 6/3/2003                             1,995,695
  1,000,000           1.22%, 6/5/2003                               997,797
                    Mortgage Interest Networking Trust:
  1,200,000           1.26%, 4/3/2003                             1,199,916
  1,500,000           1.26%, 4/4/2003                             1,499,843
                    New Center Asset Trust:
  1,060,000           1.20%, 4/30/2003                            1,058,975
  1,808,000           1.25%, 5/16/2003                            1,805,175
                                                                -----------
                                                                  8,557,401
                                                                -----------
BANKING (4.0%)
                    Citicorp:
  2,000,000           1.24%, 4/10/2003                            1,999,380
  1,000,000           1.23%, 5/14/2003                              998,531
                                                                -----------
                                                                  2,997,911
                                                                -----------
CAPTIVE AUTO FINANCE (4.0%)
                    Toyota Motor Credit Corp.:
  1,000,000           1.18%, 4/17/2003                              999,476
  2,000,000           1.23%, 4/25/2003                            1,998,360
                                                                -----------
                                                                  2,997,836
                                                                -----------
CAPTIVE EQUIPMENT FINANCE (4.2%)
                    Caterpillar Financial Services Corp.:
  1,000,000           1.20%, 4/1/2003                             1,000,000
  1,000,000           1.26%, 4/7/2003                               999,790
  1,073,000           1.19%, 4/22/2003                            1,072,255
                                                                -----------
                                                                  3,072,045
                                                                -----------
COMMUNICATIONS (8.1%)
                    Bellsouth Corp:
  1,500,000           1.20%, 4/17/2003                            1,499,200
  1,500,000           1.23%, 4/28/2003                            1,498,616

                    SBC International,Inc.:
  1,000,000           1.23%, 5/5/2003                               998,838
  2,000,000           1.22%, 5/8/2003                             1,997,492
                                                                -----------
                                                                  5,994,146
                                                                -----------
CONSUMER DURABLES (3.8%)
                    American Honda Finance:
  1,500,000           1.18%, 4/28/2003                            1,498,673
  1,300,000           1.23%, 5/13/2003                            1,298,135
                                                                -----------
                                                                  2,796,808
                                                                -----------
CONSUMER LOAN FINANCE (6.2%)
                    American Express Credit Corp.:
    662,000           1.23%, 5/7/2003                               661,186
  1,000,000           1.23%, 5/23/2003                              998,223
                    American General Financial Corp.:
  1,700,000           1.24%, 4/2/2003                             1,699,941
    186,000           1.20%, 4/14/2003                              185,919
  1,000,000           1.24%, 4/14/2003                              999,552
                                                                -----------
                                                                  4,544,821
                                                                -----------

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES (12.2%)
                    Coca Cola Co.:
  2,000,000           1.24%, 4/21/2003                            1,998,622
  1,000,000           1.24%, 6/4/2003                               997,796
                    Coca Cola Enterprises:
  1,000,000           1.26%, 4/7/2003(5)                            999,790
  1,000,000           1.24%, 5/5/2003(5)                            998,829
  1,000,000           1.20%, 6/13/2003(5)                           997,567

                    Kraft Foods,Inc.:
  1,700,000           1.15%, 4/29/2003                            1,698,479
  1,300,000           1.16%, 5/6/2003                             1,298,534
                                                                -----------
                                                                  8,989,617
                                                                -----------
CONSUMER SERVICES (2.7%)
  2,000,000         McDonald's Corp., 1.20%, 4/9/03(5)            1,999,467

DIVERSIFIED FINANCE (12.2%)

                    CIT Group Holdings,Inc.:
  1,000,000           1.28%, 4/2/2003                               999,965
  2,000,000           1.25%, 5/9/2003                             1,997,361
  1,500,000         GE Capital International Funding,
                      1.27%, 4/18/2003(5)                         1,499,100
                    General Electric Capital Services:
  1,500,000           1.23%, 4/9/2003                             1,499,590
  1,000,000           1.21%, 5/19/2003                              998,387
  2,000,000           1.20%, 5/20/2003                            1,996,733
                                                                -----------
                                                                  8,991,136
                                                                -----------
ENERGY (6.8%)
                    Chevron UK Investment:
  1,000,000           1.24%, 4/11/2003                              999,656
  2,000,000           1.24%, 4/23/2003                            1,998,485
  2,000,000         Exxon Project Investment Co.,
                      1.20%, 4/2/2003                             1,999,933
                                                                -----------
                                                                  4,998,074
                                                                -----------
FINANCIAL SERVICES (8.6%)
                    Transamerica Finance Corp.:
  1,200,000           1.28%, 4/8/2003                             1,199,701
  1,000,000           1.28%, 4/8/2003                               999,751
    842,000           1.22%, 4/21/2003                              841,429
                    UBS Finance Corp.:
  1,600,000           1.20%, 4/9/2003                             1,599,573
    700,000           1.25%, 4/15/2003                              699,660
  1,000,000           1.25%, 4/24/2003                              999,201
                                                                -----------
                                                                  6,339,315
                                                                -----------

10
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

INSURANCE (8.1%)
                    AIG Funding, Inc.:
  1,600,000           1.24%, 5/12/2003                            1,597,740
  1,400,000           1.24%, 5/15/2003                            1,397,878
                    American Family Financial:
  2,000,000           1.23%, 6/24/2003                            1,994,260
  1,000,000           1.22%, 7/10/2003                              996,611
                                                                -----------
                                                                  5,986,489
                                                                -----------
Total Commercial Paper                                           68,265,066
 (cost: $68,265,066)                                            -----------


U.S. GOVERNMENT SECURITIES (7.5%)(2)
  2,118,000         FHLB Discount Note,
                      1.23%, 4/16/2003                            2,116,915
                    FNMA Discount Note:
    924,000           1.23%, 5/7/2003                               922,864
  2,524,000           1.22%, 4/1/2003                             2,524,000
                                                                -----------
Total U.S. Government Securities                                  5,563,779
 (cost: $5,563,779)                                             -----------

Total investments in securities
 (cost: $73,828,845)(7)                                         $73,828,845
                                                                -----------





             See accompanying notes to portfolios of investments on page 56.

        SIT U.S.GOVERNMENT SECURITIES FUND
        ONE YEAR ENDED MARCH 31,2003
[PHOTO]-------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS,MICHAEL C.BRILLEY AND BRYCE A.DOTY,CFA PORTFOLIO MANAGER,MARK H.BOOK,CFA

  The Sit U.S.Government Securities Fund provided investors a +5.6% return for the past fiscal year versus a +11.0% return for the Lehman Intermediate Government Bond Index for the same period. The Fund's 30-day SEC yield was 2.61% and its 12-month distribution rate was 4.16%.

FLIGHT TO QUALITY DOMINATES ENVIRONMENT
  U.S.Treasury yields declined significantly during the past fiscal year, and the yield curve steepened as the Federal Reserve lowered interest rates and the economy started to slow. More importantly, the "flight to quality" by investors caused heavy demand for Treasuries as the war with Iraq became a reality.

TREASURIES PRODUCE UNSUSTAINABLE GAINS
  In this volatile environment, the U.S. Treasury sector led the taxable bond market last year. In fact, in 3Q 2002, 10-year Treasuries provided a +11.2% total return, which equates to a roughly 53% total annualized return. We believe that returns of this magnitude are not sustainable, and 10-year Treasury returns of -0.7% and +1.1% in the subsequent two quarters have begun to bear this out. Record mortgage refinance activity caused prepayments to spike for both collateralized mortgage obligations (CMO's) and mortgage pass-through securities. This caused these sectors to significantly lag Treasuries.

INCREASED USE OF SEASONED MORTGAGES
  Investment activity for the year included increasing the allocation of seasoned high-coupon agency mortgage pass-through securities. These mortgages have more stable prepayments, as the homeowners on the underlying mortgages have consistently ignored opportunities to refinance. The Fund decreased its weighting of CMO's as these lower coupon securities did experience higher levels of prepayments during the year and we expect this to continue for the near term.

POSITIONED TO OUTPERFORM IF RATES RISE
  Looking ahead, we expect the economy to slowly improve throughout the year as very low short-term rates, expected tax cuts, increased government spending, and cash provided by record mortgage refis, combine to stimulate the economy. We do not expect a near-term yield spike, but we also do not expect interest rates to return to their recent historic lows. The Fund will continue to focus on high quality securities that provide a high level of current income.

                       INVESTMENT OBJECTIVE AND STRATEGY

  The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

  Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

                               PORTFOLIO SUMMARY

                 Net Asset Value     3/31/03:    $10.83 Per Share
                                     3/31/02:    $10.69 Per Share
                            Total Net Assets:    $408.8 Million
                            30-day SEC Yield:    2.61%
                  12-Month Distribution Rate:    4.16%
                            Average Maturity:    19.4 Years
                          Effective Duration:    1.6 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                              PORTFOLIO STRUCTURE
                             (%OF TOTAL NET ASSETS)

                                  [BAR CHART]

                          FNMA Pass-Through       41.5
                          Collateralized
                           Mortgage Obligations   19.5
                          GNMA Pass-Through       16.3
                          FHLMC Pass-Through      15.4
                          U.S. Treasury            4.2
                          Taxable Municipal        0.4
                          Cash & Other Net
                           Assets                  2.7

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                                SIT
                             U.S. GOV'T.          LEHMAN              LIPPER
                             SECURITIES         INTER.GOV'T.        U.S.GOV'T.
                                FUND             BOND INDEX          FUND AVG.
                             -----------        ------------        ----------
3 Month**                       0.53%               0.93%              0.74%
6 Month**                       1.30                1.91                n/a
1 Year                          5.60               10.95              10.87
5 Year                          6.06                7.31               6.45
10 Year                         6.24                6.62               6.20
Inception                       7.53                7.82               7.41
(6/2/87)

                            CUMULATIVE TOTAL RETURNS*

                                SIT
                             U.S. GOV'T.          LEHMAN              LIPPER
                             SECURITIES         INTER.GOV'T.        U.S.GOV'T.
                                FUND             BOND INDEX          FUND AVG.
                             -----------        ------------        ----------
1 Year                          5.60%              10.95%             10.87%
5 Year                         34.21               42.33              36.66
10 Year                        83.20               89.84              82.52
Inception                     215.78              229.74             210.20
(6/2/87)

*AS OF 3/31/03.                                                **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER,FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (6/2/87)and held until 3/31/03 would have grown to $31,578 in the Fund or $32,974 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                  [BAR CHART]

    5.8%             92.6%               0%             1.0%            0.6%
--------------------------------------------------------------------------------
  0-1 Year         1-5 Years        5-10 Years      10-20 Years      20+ Years

SIT U.S.GOVERNMENT SECURITIES FUND
MARCH 31,2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

MORTGAGE PASS-THROUGH SECURITIES (73.2%)(2)
  FEDERAL HOME LOAN MORTGAGE CORPORATION (15.4%):
      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      451,811      7.50%         4/1/2021                      482,905
      277,208      7.50%         2/1/2027                      296,526
      485,593      7.50%         4/1/2027                      519,433
      220,199      8.00%         10/1/2016                     239,329
    1,808,300      8.00%         12/1/2016                   1,969,351
      154,228      8.00%         5/1/2017                      168,156
      446,354      8.00%         7/1/2024                      486,247
      800,540      8.00%         9/1/2024                      872,211
    1,495,054      8.00%         9/15/2024                   1,622,133
      547,191      8.00%         11/1/2025                     595,648
      158,754      8.00%         12/1/2026                     174,033
      662,535      8.00%         1/1/2027                      720,093
    3,943,290      8.00%         7/1/2027                    4,285,903
      942,966      8.00%         10/1/2027                   1,021,939
    1,929,961      8.00%         12/1/2027                   2,107,879
      518,321      8.00%         1/1/2028                      563,355
      256,399      8.00%         7/1/2028                      277,067
    1,434,812      8.00%         6/1/2030                    1,571,271
    1,005,483      8.00%         2/1/2032                    1,083,408
       86,813      8.25%         12/1/2008                      92,646
      164,033      8.25%         12/1/2017                     178,693
      838,170      8.50%         1/1/2016                      918,844
    1,064,132      8.50%         5/1/2016                    1,166,555
       20,555      8.50%         1/1/2017                       22,327
       67,297      8.50%         4/1/2017                       74,237
       92,225      8.50%         5/1/2017                      100,900
    1,859,288      8.50%         5/1/2017                    2,034,987
       61,257      8.50%         7/1/2017                       67,019
      639,323      8.50%         8/1/2023                      700,602
      164,698      8.50%         7/1/2024                      179,160
      254,109      8.50%         1/1/2025                      272,954
      221,229      8.50%         4/1/2025                      237,636
      343,757      8.50%         5/1/2025                      369,250
      320,238      8.50%         6/1/2025                      343,987
      167,660      8.50%         8/1/2025                      180,093
      398,381      8.50%         10/1/2026                     432,368
       35,141      8.50%         11/1/2026                      38,402
       74,604      8.50%         7/1/2028                       81,084
    2,143,460      8.50%         12/1/2029                   2,302,418
      935,234      8.50%         8/1/2030                    1,016,483
      153,292      8.50%         12/1/2030                     164,985
    1,640,018      8.50%         4/1/2031                    1,761,482
      275,601      8.50%         8/1/2031                      296,024
      148,571      8.75%         1/1/2017                      163,510
          108      9.00%         4/1/2003                          108
        4,936      9.00%         10/1/2004                       5,006
       12,502      9.00%         12/1/2005                      13,243

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       16,551      9.00%         12/1/2005                      17,532
        6,914      9.00%         1/1/2006                        7,323
      119,051      9.00%         2/1/2006                      126,107
       61,326      9.00%         5/1/2009                       66,456
       30,088      9.00%         6/1/2009                       33,577
       67,184      9.00%         7/1/2009                       73,152
       48,197      9.00%         7/1/2009                       52,229
      227,850      9.00%         12/1/2009                     246,932
       43,637      9.00%         10/1/2013                      48,497
      876,833      9.00%         11/1/2015                     972,737
       36,204      9.00%         5/1/2016                       40,290
      148,739      9.00%         7/1/2016                      165,961
      231,417      9.00%         10/1/2016                     256,846
      271,000      9.00%         11/1/2016                     302,379
       23,457      9.00%         1/1/2017                       26,173
       54,116      9.00%         1/1/2017                       60,195
       31,417      9.00%         2/1/2017                       35,055
      100,105      9.00%         2/1/2017                      109,209
      191,645      9.00%         2/1/2017                      213,864
       22,229      9.00%         4/1/2017                       24,669
      169,010      9.00%         4/1/2017                      180,443
      127,375      9.00%         6/1/2017                      141,773
      120,092      9.00%         6/1/2017                      134,047
      143,319      9.00%         7/1/2017                      159,913
        8,722      9.00%         9/1/2017                        9,735
      242,111      9.00%         10/1/2017                     270,245
      140,637      9.00%         6/1/2018                      156,298
       46,294      9.00%         6/1/2018                       51,674
      487,576      9.00%         6/1/2019                      543,489
      105,927      9.00%         10/1/2019                     118,262
       64,001      9.00%         10/1/2019                      71,341
      118,151      9.00%         10/1/2019                     131,923
      999,744      9.00%         3/1/2020                    1,116,748
      663,494      9.00%         9/1/2020                      723,241
      112,561      9.00%         5/1/2021                      125,753
    1,777,860      9.00%         6/1/2021                    1,957,400
       76,912      9.00%         7/1/2021                       85,947
      126,823      9.00%         7/1/2021                      141,751
      104,029      9.00%         8/1/2021                      116,221
       73,682      9.00%         3/1/2022                       82,335
      186,704      9.00%         4/1/2025                      208,345
       29,711      9.25%         7/1/2008                       32,144
       79,244      9.25%         8/1/2008                       85,734
       72,720      9.25%         8/1/2009                       73,824
      125,958      9.25%         7/1/2010                      133,995
      101,719      9.25%         3/1/2011                      109,205
      149,505      9.25%         6/1/2016                      165,921
       76,430      9.25%         3/1/2017                       84,822
      903,541      9.25%         2/1/2018                      992,294

--------------------------------------------------------------------------[LOGO]

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       67,665      9.25%         1/1/2019                       72,644
      431,963      9.25%         3/1/2019                      470,547
      203,362      9.25%         3/1/2019                      224,461
      107,630      9.50%         10/1/2005                     112,593
      101,365      9.50%         10/1/2008                     110,043
      124,799      9.50%         2/1/2010                      137,021
      165,365      9.50%         5/1/2010                      174,148
       42,889      9.50%         6/1/2010                       47,089
       50,619      9.50%         1/1/2011                       55,813
      308,170      9.50%         6/1/2011                      332,254
      125,673      9.50%         6/1/2016                      140,060
       31,569      9.50%         7/1/2016                       34,990
       44,713      9.50%         9/1/2016                       48,886
      120,147      9.50%         10/1/2016                     133,169
        9,127      9.50%         10/1/2016                      10,172
      102,341      9.50%         6/1/2017                      114,029
       81,472      9.50%         8/1/2017                       90,765
       46,007      9.50%         9/1/2017                       51,704
       53,405      9.50%         4/1/2018                       59,487
       23,759      9.50%         10/1/2018                      26,472
      653,494      9.50%         2/1/2019                      728,345
       33,795      9.50%         6/1/2019                       36,949
      972,416      9.50%         6/17/2019                   1,090,018
       88,532      9.50%         11/1/2019                      98,553
      202,807      9.50%         7/1/2020                      223,863
      191,053      9.50%         8/1/2020                      213,174
       31,553      9.50%         9/1/2020                       35,163
      678,154      9.50%         8/1/2021                      727,822
    4,111,007      9.50%         12/17/2021                  4,574,992
       81,775      9.75%         12/1/2008                      90,592
       38,798      9.75%         12/1/2008                      42,981
      143,720      9.75%         11/1/2009                     159,035
       35,198      9.75%         6/1/2011                       38,948
    1,040,998      9.75%         12/1/2016                   1,171,454
       47,740      9.75%         6/1/2017                       54,332
      408,711      9.75%         12/1/2017                     463,323
       20,603      9.85%         5/1/2016                       23,460
      163,443     10.00%         11/1/2010                     181,479
      260,592     10.00%         11/1/2011                     299,294
    2,872,786     10.00%         6/15/2017                   3,220,213
      609,606     10.00%         6/1/2020                      704,248
      373,398     10.00%         9/1/2020                      427,805
      330,192     10.00%         3/1/2021                      375,924
      211,585     10.00%         10/1/2021                     240,346
       95,208     10.25%         6/1/2010                      106,627
       53,265     10.25%         2/1/2017                       59,654
      105,531     10.29%         9/1/2016                      118,988
          763     10.50%         4/1/2004                          777
      108,342     10.50%         10/1/2013                     123,595

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      268,192     10.50%         5/1/2014                      301,459
       80,539     10.50%         9/1/2015                       92,670
      150,038     10.50%         1/1/2019                      173,897
      127,656     10.50%         7/1/2020                      148,124
       28,978     11.00%         12/1/2011                      33,215
       53,907     11.00%         6/1/2015                       62,335
      123,632     11.00%         2/1/2016                      141,868
       25,557     11.00%         2/1/2018                       29,768
       59,083     11.00%         5/1/2019                       67,443
      152,164     11.00%         7/1/2019                      175,283
       35,505     11.25%         10/1/2009                      40,412
      196,680     11.25%         8/1/2011                      229,023
       75,920     13.00%         5/1/2017                       86,770
                                                          ------------
                                                            63,016,464
                                                          ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (41.5%):
    4,360,630      6.95%         8/1/2021                    4,583,131
       64,069      7.11%         3/1/2019                       67,950
      242,282      7.24%         5/1/2007                      273,245
    2,362,874      7.50%         3/1/2016                    2,539,710
    4,156,462      7.50%         6/1/2022                    4,444,817
    3,102,526      7.50%         6/1/2025                    3,334,246
      199,074      7.50%         3/1/2027                      212,699
       82,761      7.50%         9/1/2027                       88,709
      394,309      7.50%         5/1/2028                      420,925
      201,167      7.50%         11/1/2029                     215,815
      585,491      7.50%         1/1/2030                      624,082
    1,767,956      7.50%         3/1/2032                    1,883,978
      568,366      7.54%         6/1/2016                      640,987
    3,842,076      7.87%         12/15/2025                  4,234,688
      210,321      8.00%         8/1/2009                      227,624
      241,546      8.00%         11/1/2016                     263,764
      154,008      8.00%         6/1/2018                      167,628
      268,496      8.00%         1/1/2022                      294,087
      669,856      8.00%         1/1/2023                      733,437
      322,698      8.00%         2/1/2023                      353,585
      345,312      8.00%         5/1/2023                      376,468
      305,982      8.00%         9/1/2023                      332,181
      864,925      8.00%         6/1/2024                      946,552
    2,185,539      8.00%         7/1/2024                    2,391,116
      584,208      8.00%         8/1/2024                      638,613
       95,597      8.00%         4/1/2025                      104,396
      796,565      8.00%         6/1/2027                      869,998
      432,374      8.00%         9/1/2027                      472,910
      208,371      8.00%         10/1/2027                     227,747
    1,163,196      8.00%         6/1/2028                    1,263,158
      668,802      8.00%         9/1/2028                      726,263
    1,227,642      8.00%         9/1/2029                    1,330,407
      196,604      8.00%         12/1/2029                     212,271

          See accompanying notes to portfolios of investments on page 56.     15

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      431,997      8.00%         12/1/2029                     466,422
      278,056      8.00%         2/1/2030                      302,194
      223,897      8.00%         2/1/2031                      242,552
    1,116,893      8.00%         2/1/2031                    1,211,130
      718,777      8.00%         3/1/2031                      786,672
    2,509,727      8.00%         3/1/2032                    2,716,779
      116,484      8.25%         4/1/2022                      126,713
    2,955,732      8.29%         7/20/2030                   3,252,229
      725,977      8.33%         7/15/2020                     807,500
    1,012,253      8.38%         7/20/2028                   1,115,692
       50,474      8.50%         8/1/2006                       54,068
      235,182      8.50%         11/1/2010                     254,511
    1,740,848      8.50%         2/1/2016                    1,923,637
      112,418      8.50%         4/1/2017                      123,226
    1,321,966      8.50%         6/1/2017                    1,400,044
       82,346      8.50%         9/1/2017                       90,349
      233,316      8.50%         8/1/2018                      258,033
       45,128      8.50%         1/1/2022                       49,373
      907,448      8.50%         5/1/2022                      995,256
      342,390      8.50%         7/1/2022                      378,662
       43,147      8.50%         5/1/2024                       47,678
      343,119      8.50%         2/1/2025                      376,321
      182,229      8.50%         9/1/2025                      199,370
    1,270,155      8.50%         12/1/2025                   1,384,963
    1,256,651      8.50%         1/1/2026                    1,369,273
    1,262,666      8.50%         1/1/2026                    1,375,827
      771,883      8.50%         7/1/2026                      830,543
    4,152,609      8.50%         11/1/2026                   4,519,855
    7,179,422      8.50%         11/1/2026                   7,823,326
      122,605      8.50%         12/1/2026                     133,447
      420,046      8.50%         5/1/2027                      458,014
    9,175,725      8.50%         5/1/2027                    9,998,673
      782,534      8.50%         6/1/2027                      852,665
      401,337      8.50%         1/1/2030                      432,566
    1,387,367      8.50%         1/1/2030                    1,492,720
      157,957      8.50%         11/1/2030                     170,268
      364,459      8.50%         11/1/2030                     392,477
      379,359      8.50%         1/1/2031                      408,522
    1,327,642      8.52%         9/15/2030                   1,459,991
    5,850,457      8.56%         10/15/2029                  6,455,614
      489,107      8.87%         12/15/2025                    546,849
      317,028      9.00%         1/1/2009                      344,390
       74,450      9.00%         5/1/2009                       81,299
      185,784      9.00%         5/1/2009                      200,259
      274,350      9.00%         5/1/2009                      297,418
      327,863      9.00%         5/1/2009                      358,022
       52,175      9.00%         4/1/2010                       57,288
      141,420      9.00%         3/1/2011                      154,634
      337,385      9.00%         8/1/2016                      376,697
      350,320      9.00%         11/1/2016                     391,139

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       87,170      9.00%         1/1/2017                       97,327
       92,669      9.00%         6/1/2017                       99,204
      185,268      9.00%         6/1/2017                      206,658
       62,751      9.00%         7/1/2017                       69,996
          484      9.00%         9/1/2017                          535
       87,724      9.00%         9/1/2017                       97,811
      215,336      9.00%         12/1/2017                     240,198
       47,485      9.00%         2/1/2018                       52,946
      117,093      9.00%         7/1/2018                      130,047
       67,293      9.00%         9/1/2019                       73,888
       55,564      9.00%         10/1/2019                      61,954
      225,044      9.00%         12/15/2019                    250,642
       58,269      9.00%         9/1/2020                       64,968
      454,529      9.00%         3/1/2021                      507,008
       11,302      9.00%         9/1/2021                       12,592
       87,293      9.00%         11/1/2021                      97,258
      198,140      9.00%         4/1/2025                      220,741
      220,041      9.00%         4/1/2025                      243,820
      626,338      9.00%         8/1/2025                      695,822
    1,506,993      9.00%         11/1/2025                   1,684,064
    3,976,217      9.00%         10/1/2026                   4,406,145
    7,695,466      9.00%         10/1/2026                   8,549,182
    3,331,182      9.00%         11/1/2026                   3,691,366
    2,888,646      9.00%         11/1/2026                   3,209,105
      287,097      9.00%         12/1/2026                     319,298
    1,079,889      9.00%         5/1/2027                    1,206,101
    2,931,444      9.00%         5/1/2027                    3,261,231
      352,415      9.00%         5/1/2030                      389,529
    2,034,423      9.00%         7/1/2030                    2,268,382
      832,932      9.00%         8/15/2030                     926,636
      326,646      9.00%         11/1/2030                     354,014
      153,631      9.00%         4/1/2031                      165,202
      975,703      9.00%         6/1/2031                    1,082,813
      376,140      9.00%         7/1/2031                      410,815
    2,834,835      9.09%         10/15/2023                  3,158,218
      482,025      9.25%         10/1/2009                     521,066
      168,571      9.25%         7/1/2010                      184,879
       25,638      9.25%         4/1/2012                       26,948
       38,306      9.25%         10/1/2016                      42,518
       63,299      9.25%         10/1/2016                      70,260
       72,312      9.25%         12/1/2016                      80,264
      353,571      9.25%         2/1/2017                      392,464
       70,813      9.25%         3/1/2017                       78,601
    1,062,407      9.34%         8/20/2027                   1,220,503
       63,769      9.38%         5/1/2016                       70,929
       36,997      9.50%         1/1/2006                       37,554
       53,136      9.50%         9/1/2008                       56,640
      175,971      9.50%         12/1/2009                     192,046
       59,018      9.50%         1/1/2011                       64,016
       39,091      9.50%         10/1/2013                      42,941

--------------------------------------------------------------------------[LOGO]

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       50,247      9.50%         5/1/2014                       53,560
       25,793      9.50%         4/1/2016                       28,333
      283,682      9.50%         4/1/2016                      314,082
       49,162      9.50%         9/1/2016                       54,804
      125,581      9.50%         9/1/2017                      139,983
      135,845      9.50%         11/1/2018                     153,029
      166,500      9.50%         12/1/2018                     185,681
       53,417      9.50%         5/1/2019                       60,210
      156,258      9.50%         10/1/2019                     175,549
       44,553      9.50%         11/1/2019                      50,150
      123,883      9.50%         12/1/2019                     138,120
      136,071      9.50%         3/1/2020                      151,313
      101,534      9.50%         6/1/2020                      114,378
      413,720      9.50%         9/1/2020                      461,267
      680,046      9.50%         9/1/2020                      753,469
      511,387      9.50%         10/15/2020                    574,390
       87,713      9.50%         12/15/2020                     98,646
      457,684      9.50%         12/15/2020                    514,942
      167,262      9.50%         3/1/2021                      188,272
      133,503      9.50%         4/15/2021                     150,305
      639,352      9.50%         7/1/2021                      712,678
      746,773      9.50%         5/1/2022                      832,354
      496,614      9.50%         4/1/2025                      553,825
    2,442,460      9.50%         8/1/2026                    2,716,473
    1,652,737      9.50%         10/1/2026                   1,835,571
      328,354      9.50%         8/1/2030                      365,910
      366,308      9.75%         1/15/2013                     415,848
      564,247      9.75%         1/1/2021                      643,948
      741,652      9.75%         10/1/2021                     846,179
      586,242      9.75%         4/1/2025                      668,866
       27,289     10.00%         3/1/2011                       30,253
      156,820     10.00%         5/1/2011                      174,846
      225,559     10.00%         7/1/2013                      252,485
      209,933     10.00%         6/1/2014                      230,729
    1,281,218     10.00%         2/1/2015                    1,453,425
    1,376,882     10.00%         3/1/2015                    1,575,399
      127,788     10.00%         11/1/2016                     144,361
      127,360     10.00%         3/1/2018                      144,833
      954,344     10.00%         7/1/2019                    1,082,585
      163,387     10.00%         9/1/2019                      186,819
      241,786     10.00%         12/1/2019                     272,584
      723,652     10.00%         6/1/2020                      829,673
      139,449     10.00%         11/1/2020                     160,584
      122,864     10.00%         1/1/2021                      137,883
       64,204     10.00%         2/1/2021                       73,267
      798,685     10.00%         10/1/2021                     914,494
      262,398     10.00%         5/1/2022                      294,473
      467,916     10.00%         5/1/2022                      533,965
      373,941     10.00%         1/1/2024                      428,116
    1,584,199     10.00%         3/1/2025                    1,822,324

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      353,469     10.00%         7/1/2028                      406,573
    1,107,655     10.25%         8/15/2013                   1,266,030
       52,406     10.50%         5/1/2009                       58,403
      134,403     10.50%         5/1/2015                      151,917
      521,565     10.50%         1/1/2016                      600,339
    2,304,340     10.50%         1/1/2016                    2,642,934
       86,495     10.50%         3/1/2017                       97,334
      302,859     10.50%         12/1/2017                     344,976
       23,851     10.75%         11/1/2010                      26,707
       82,421     11.00%         10/1/2006                      86,651
      103,044     11.00%         9/1/2012                      116,423
        8,165     11.00%         4/1/2014                        9,393
       90,882     11.00%         8/1/2015                      103,535
      320,634     11.00%         9/1/2015                      357,707
      113,978     11.00%         4/1/2017                      131,324
    1,231,783     11.27%         8/15/2020                   1,419,849
      669,295     11.75%         10/20/2022                    774,534
                                                          ------------
                                                           169,719,344
                                                          ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (16.3%)(3):
      143,022      6.00%         9/15/2018                     150,396
      162,560      6.75%         9/15/2015                     172,375
       47,291      7.00%         9/20/2016                      50,365
       79,909      7.05%         2/15/2023                      85,553
       94,393      7.25%         8/15/2010                     101,414
      106,725      7.25%         5/15/2022                     112,033
      466,452      7.25%         10/15/2028                    497,934
      175,492      7.27%         7/20/2022                     187,173
      474,266      7.38%         3/15/2031                     505,241
       34,521      7.50%         3/15/2007                      36,845
      212,279      7.50%         5/15/2016                     227,291
      302,338      7.55%         7/20/2022                     326,618
      369,171      7.55%         10/20/2022                    398,819
      317,966      7.65%         10/20/2021                    344,273
      385,734      7.65%         7/20/2022                     417,462
      273,622      7.75%         6/15/2020                     299,616
      441,495      7.75%         7/15/2020                     483,437
      400,888      7.75%         8/15/2020                     438,972
      532,719      7.75%         8/15/2020                     583,327
      225,878      7.75%         11/15/2020                    247,336
      828,746      7.75%         10/15/2022                    901,779
      128,583      7.75%         7/15/2027                     139,392
      280,539      7.90%         9/20/2020                     305,174
      166,967      7.90%         11/20/2020                    181,629
      132,845      7.90%         11/20/2020                    144,511
      107,146      7.90%         1/20/2021                     116,555
       47,519      7.90%         1/20/2021                      51,691
      169,806      7.90%         4/20/2021                     184,717
       57,946      7.90%         8/20/2021                      63,034
      519,919      7.95%         2/15/2020                     571,330

     See accompanying notes to portfolios of investments on page 56.          17

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      254,460      7.99%         2/20/2021                     277,202
      100,611      7.99%         4/20/2021                     109,603
      267,599      7.99%         7/20/2021                     291,516
      195,976      7.99%         9/20/2021                     213,491
      181,377      7.99%         10/20/2021                    197,588
      297,520      7.99%         1/20/2022                     324,018
      553,611      7.99%         6/20/2022                     602,917
       51,638      8.00%         10/15/2012                     56,239
      145,893      8.00%         5/15/2016                     159,716
      625,098      8.00%         6/15/2016                     684,325
      204,471      8.00%         9/15/2016                     223,845
      155,144      8.00%         11/20/2016                    169,203
      256,923      8.00%         7/15/2017                     282,867
    1,414,575      8.00%         2/15/2022                   1,554,779
      161,028      8.00%         4/15/2022                     176,174
      714,260      8.00%         1/15/2023                     784,648
      117,953      8.00%         7/20/2023                     128,385
      256,412      8.00%         8/15/2023                     281,653
      618,542      8.00%         10/20/2023                    673,306
       79,914      8.00%         12/20/2023                     86,982
       85,068      8.00%         2/20/2024                      92,563
      677,217      8.00%         2/20/2026                     732,170
      262,070      8.00%         12/15/2026                    285,963
      136,557      8.00%         12/20/2026                    147,639
    1,889,059      8.00%         4/15/2028                   2,057,672
    1,459,677      8.00%         4/15/2028                   1,584,548
      702,569      8.10%         5/20/2019                     766,459
      485,735      8.10%         6/20/2019                     529,906
      384,613      8.10%         7/20/2019                     419,589
      473,824      8.10%         9/20/2019                     516,912
      203,770      8.10%         9/20/2019                     222,300
      135,807      8.10%         10/20/2019                    148,157
      267,634      8.10%         1/20/2020                     291,721
      263,858      8.10%         4/20/2020                     287,605
      335,684      8.10%         7/20/2020                     365,896
      272,726      8.25%         12/15/2011                    296,152
       90,762      8.25%         1/15/2012                      98,820
      205,061      8.25%         8/15/2015                     224,170
    1,352,557      8.25%         4/15/2019                   1,489,657
       63,033      8.25%         1/15/2020                      69,041
      302,027      8.25%         2/15/2020                     332,324
      104,438      8.25%         4/15/2027                     113,544
      207,060      8.25%         6/15/2027                     225,113
       72,863      8.25%         1/15/2028                      78,897
      422,165      8.38%         10/15/2019                    465,965
      385,191      8.40%         2/15/2019                     425,396
      200,824      8.40%         4/15/2019                     221,785
       62,682      8.40%         6/15/2019                      69,224
      140,552      8.40%         6/15/2019                     155,222
      122,564      8.40%         9/15/2019                     135,356

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       95,446      8.40%         9/15/2019                     105,408
      180,071      8.40%         2/15/2020                     198,641
      106,624      8.50%         12/15/2011                    116,261
      300,675      8.50%         1/15/2012                     328,770
      111,864      8.50%         4/15/2015                     122,843
       63,738      8.50%         4/15/2015                      69,994
      423,961      8.50%         9/15/2016                     465,989
      404,335      8.50%         1/15/2017                     444,659
      308,242      8.50%         12/15/2021                    340,326
       67,763      8.50%         2/15/2022                      74,709
       63,112      8.50%         7/20/2022                      69,121
      369,088      8.50%         10/20/2022                    404,231
      230,047      8.50%         9/20/2024                     251,551
      405,047      8.50%         3/20/2025                     441,785
       55,665      8.50%         5/20/2025                      60,714
      263,935      8.50%         8/20/2025                     287,874
      852,999      8.50%         12/20/2026                    926,757
       76,933      8.50%         3/20/2030                      83,328
      239,444      8.50%         6/15/2030                     259,049
      180,063      8.50%         8/15/2030                     195,713
      153,094      8.60%         3/15/2018                     169,028
       64,946      8.60%         5/15/2018                      71,705
      191,691      8.60%         6/15/2018                     211,641
      144,837      8.63%         10/15/2018                    160,689
        2,305      8.75%         5/15/2003                       2,340
       34,702      8.75%         5/15/2006                      37,427
       49,389      8.75%         5/15/2006                      53,268
       41,915      8.75%         10/15/2006                     45,206
       65,281      8.75%         11/15/2006                     70,407
       37,396      8.75%         2/15/2007                      39,930
       20,152      8.75%         3/15/2007                      21,517
       73,578      8.75%         11/15/2009                     79,667
       99,039      8.75%         6/15/2011                     108,270
      321,839      8.75%         11/15/2011                    351,834
      105,201      8.75%         12/15/2011                    115,006
       78,427      8.75%         7/15/2021                      86,963
       21,053      9.00%         10/15/2004                     21,918
       91,592      9.00%         4/15/2006                      99,062
       74,193      9.00%         4/15/2006                      80,254
       75,475      9.00%         5/15/2006                      81,631
       99,308      9.00%         5/15/2006                     107,421
       44,406      9.00%         6/15/2006                      48,034
      279,770      9.00%         6/15/2006                     302,588
      188,740      9.00%         7/15/2006                     204,135
       30,666      9.00%         10/15/2006                     33,172
      144,391      9.00%         10/15/2006                    156,188
       26,400      9.00%         6/15/2007                      28,278
       80,765      9.00%         10/15/2007                     86,513
       60,172      9.00%         9/15/2008                      65,441
       21,339      9.00%         9/15/2008                      23,208

--------------------------------------------------------------------------[LOGO]

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       40,425      9.00%         10/15/2008                     43,965
       25,166      9.00%         11/15/2008                     27,370
        3,516      9.00%         11/15/2008                      3,824
       86,250      9.00%         12/15/2008                     93,802
       10,368      9.00%         2/15/2009                      11,351
       14,390      9.00%         3/15/2009                      15,754
       31,529      9.00%         4/15/2009                      34,519
       64,678      9.00%         4/15/2009                      71,701
       22,895      9.00%         5/15/2009                      25,066
       50,920      9.00%         8/15/2009                      56,449
       58,096      9.00%         9/15/2009                      64,404
       33,617      9.00%         10/15/2009                     36,806
       63,421      9.00%         11/15/2009                     68,929
       44,311      9.00%         12/15/2009                     49,122
      403,121      9.00%         7/15/2010                     443,433
      118,913      9.00%         5/15/2011                     130,545
      303,000      9.00%         5/15/2011                     332,626
      150,920      9.00%         6/15/2011                     165,676
      161,553      9.00%         7/15/2011                     177,349
      141,302      9.00%         8/15/2011                     155,118
      169,759      9.00%         8/15/2011                     189,592
      167,150      9.00%         9/15/2011                     183,493
      131,682      9.00%         9/15/2011                     144,557
      172,196      9.00%         9/15/2011                     189,032
      130,257      9.00%         10/15/2011                    142,993
       81,296      9.00%         1/15/2012                      89,534
      303,220      9.00%         7/15/2015                     338,150
       42,270      9.00%         8/15/2015                      47,139
      203,267      9.00%         12/20/2015                    225,944
       65,643      9.00%         5/20/2016                      73,028
       36,837      9.00%         6/20/2016                      40,985
       34,222      9.00%         7/20/2016                      38,076
       31,200      9.00%         7/20/2016                      34,714
      352,132      9.00%         1/15/2017                     390,494
       37,105      9.00%         3/20/2017                      41,310
      861,920      9.00%         6/15/2017                     955,820
      703,591      9.00%         7/15/2017                     780,243
      903,530      9.00%         8/20/2017                   1,005,932
      132,752      9.00%         5/15/2018                     144,338
      792,353      9.00%         12/15/2019                    885,155
       29,777      9.00%         12/15/2019                     33,265
       12,687      9.00%         7/20/2021                      14,117
       14,518      9.00%         10/20/2021                     16,155
    1,068,864      9.00%         11/15/2024                  1,193,966
       37,124      9.00%         12/15/2024                     41,324
      111,700      9.00%         2/20/2025                     123,638
      189,150      9.00%         7/20/2025                     209,380
      545,982      9.00%         4/15/2026                     607,210
      782,415      9.00%         12/15/2030                    853,566
      153,973      9.10%         5/15/2018                     172,482

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       55,617      9.25%         3/15/2005                      59,429
      218,756      9.25%         11/15/2009                    239,933
       80,141      9.25%         1/15/2010                      88,376
       74,606      9.25%         4/15/2010                      82,272
      114,803      9.25%         11/15/2010                    126,598
      150,945      9.25%         11/15/2011                    167,123
       33,932      9.25%         4/15/2012                      37,587
       77,035      9.25%         5/15/2016                      86,182
       79,203      9.25%         8/20/2016                      88,360
       19,176      9.25%         9/15/2016                      21,453
       16,293      9.25%         10/15/2016                     18,227
       17,181      9.25%         2/20/2017                      19,181
       44,000      9.25%         6/20/2017                      49,121
       59,538      9.25%         7/20/2017                      66,468
       23,931      9.25%         9/20/2017                      26,717
       18,871      9.25%         11/20/2017                     21,067
          925      9.50%         1/20/2005                         986
        5,642      9.50%         3/15/2005                       6,049
       33,117      9.50%         1/15/2006                      35,993
       21,195      9.50%         6/15/2009                      23,547
       55,112      9.50%         7/15/2009                      61,227
       37,243      9.50%         8/15/2009                      41,375
       62,645      9.50%         8/15/2009                      69,597
       21,266      9.50%         9/15/2009                      23,626
       52,001      9.50%         9/15/2009                      57,771
       32,500      9.50%         9/15/2009                      36,106
      109,997      9.50%         9/15/2009                     121,862
       30,837      9.50%         10/15/2009                     34,259
       66,973      9.50%         10/15/2009                     74,405
      108,787      9.50%         10/15/2009                    120,520
       29,562      9.50%         10/15/2009                     32,842
       44,766      9.50%         10/15/2009                     49,594
        6,289      9.50%         10/15/2009                      6,967
       44,860      9.50%         10/15/2009                     49,837
       13,062      9.50%         10/15/2009                     14,512
       11,660      9.50%         10/15/2009                     12,918
      290,216      9.50%         10/15/2009                    321,519
       65,532      9.50%         11/15/2009                     72,149
      156,070      9.50%         1/15/2010                     172,790
       74,071      9.50%         2/15/2010                      82,517
      240,043      9.50%         4/15/2010                     268,806
       43,133      9.50%         8/15/2010                      47,754
       95,983      9.50%         11/15/2010                    106,266
       46,161      9.50%         1/15/2011                      51,319
      196,391      9.50%         3/15/2011                     218,338
      101,611      9.50%         3/20/2016                     114,095
       20,607      9.50%         6/15/2016                      23,221
       57,779      9.50%         9/15/2016                      65,109
       83,169      9.50%         10/15/2016                     93,720
       49,176      9.50%         10/15/2016                     55,414

        See accompanying notes to portfolios of investments on page 56.       19

Sit U.S. Government Securities Fund
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       77,068      9.50%         11/15/2016                     86,844
       42,747      9.50%         11/15/2016                     48,170
       52,179      9.50%         11/20/2016                     58,590
       18,099      9.50%         1/15/2017                      20,411
       59,085      9.50%         4/15/2017                      66,633
       83,618      9.50%         8/15/2017                      94,300
       18,727      9.50%         8/20/2017                      21,044
       81,418      9.50%         9/15/2017                      91,819
       65,075      9.50%         9/15/2017                      73,388
       23,448      9.50%         11/15/2017                     26,443
      206,950      9.50%         12/15/2017                    233,401
      453,065      9.50%         12/15/2017                    510,435
      210,187      9.50%         12/15/2017                    237,052
       67,347      9.50%         12/15/2017                     75,891
       14,101      9.50%         12/20/2017                     15,846
        6,821      9.50%         4/15/2018                       7,697
       19,691      9.50%         4/20/2018                      22,141
       20,055      9.50%         5/15/2018                      22,630
       15,743      9.50%         5/15/2018                      17,765
       10,447      9.50%         5/20/2018                      11,747
      224,953      9.50%         6/15/2018                     253,842
      179,297      9.50%         6/20/2018                     201,605
       43,814      9.50%         7/20/2018                      49,266
       14,360      9.50%         8/15/2018                      16,204
      195,719      9.50%         8/20/2018                     220,069
      103,160      9.50%         8/20/2018                     115,995
       35,059      9.50%         8/20/2018                      39,421
      106,325      9.50%         9/15/2018                     119,980
       74,603      9.50%         9/15/2018                      84,184
       15,259      9.50%         9/20/2018                      17,157
      572,368      9.50%         9/20/2018                     643,579
       86,359      9.50%         9/20/2018                      97,104
       92,951      9.50%         10/15/2018                    104,779
       73,357      9.50%         1/15/2019                      82,812
       58,968      9.50%         4/15/2019                      66,569
       14,151      9.50%         7/15/2019                      15,975
       25,295      9.50%         8/15/2019                      28,555
      153,486      9.50%         8/20/2019                     172,655
       91,857      9.50%         9/15/2019                     103,697
       13,220      9.50%         10/20/2019                     14,871
       81,571      9.50%         12/15/2019                     92,086
       33,885      9.50%         1/15/2020                      38,266
       30,861      9.50%         2/15/2020                      34,851
       14,294      9.50%         10/15/2020                     16,143
       15,890      9.50%         1/15/2021                      17,948
       14,421      9.50%         2/15/2021                      16,289
      107,520      9.50%         8/15/2021                     121,446
      808,909      9.50%         8/15/2022                     913,760
        6,230      9.75%         12/15/2003                      6,341

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
        3,908      9.75%         3/15/2004                       4,088
       81,613      9.75%         6/15/2005                      87,318
       22,871      9.75%         6/15/2005                      24,470
       60,634      9.75%         8/15/2005                      64,873
       49,787      9.75%         9/15/2005                      53,272
       36,073      9.75%         1/15/2006                      39,246
       57,522      9.75%         2/15/2006                      62,581
      156,769      9.75%         8/15/2009                     173,670
       76,887      9.75%         9/15/2009                      85,176
      260,312      9.75%         8/15/2010                     290,289
       77,091      9.75%         11/15/2010                     85,969
      337,645      9.75%         12/15/2010                    376,528
      180,896      9.75%         1/15/2011                     202,831
      402,038      9.75%         1/15/2011                     450,789
       68,455      9.75%         10/15/2012                     77,055
       40,360      9.75%         10/15/2012                     45,430
       39,657      9.75%         10/15/2012                     44,639
      130,816      9.75%         11/15/2012                    147,250
      129,272      9.75%         11/15/2012                    145,523
       43,170      9.75%         11/15/2012                     48,597
       98,514      9.75%         11/15/2012                    110,899
       45,138      9.75%         12/15/2012                     50,812
       33,264      9.75%         4/15/2018                      37,932
        9,506     10.00%         11/15/2003                      9,683
       18,460     10.00%         5/15/2004                      19,340
      180,739     10.00%         7/15/2005                     193,817
       54,715     10.00%         7/15/2005                      58,674
       24,458     10.00%         1/15/2006                      26,687
       88,348     10.00%         11/15/2008                     97,377
       14,920     10.00%         5/15/2009                      16,591
        4,649     10.00%         11/15/2009                      5,216
      115,878     10.00%         6/15/2010                     129,737
       12,174     10.00%         6/15/2010                      13,630
       14,374     10.00%         7/15/2010                      16,093
       59,129     10.00%         7/15/2010                      66,201
       22,102     10.00%         10/15/2010                     24,745
      199,263     10.00%         11/15/2010                    223,096
       36,383     10.00%         1/15/2011                      40,965
       54,904     10.00%         10/15/2015                     62,913
       37,949     10.00%         3/20/2016                      43,348
       72,669     10.00%         11/15/2017                     83,435
       20,036     10.00%         10/15/2018                     23,013
       36,038     10.00%         2/15/2019                      41,407
      100,719     10.00%         2/20/2019                     115,220
      100,544     10.00%         3/20/2019                     115,020
       27,018     10.00%         5/15/2019                      31,043
       77,390     10.00%         5/20/2019                      88,531
      448,496     10.00%         10/15/2019                    510,865
       70,993     10.00%         11/15/2019                     81,569

20
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      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       21,649     10.00%         7/15/2020                      24,878
       34,881     10.00%         12/15/2020                     40,084
      135,032     10.00%         6/15/2021                     155,205
      189,738     10.00%         10/15/2030                    215,827
        9,585     10.25%         5/15/2004                      10,059
        8,311     10.25%         8/15/2004                       8,722
       74,404     10.25%         7/15/2005                      79,980
       68,627     10.25%         5/15/2009                      75,610
       66,094     10.25%         1/15/2012                      73,964
       94,257     10.25%         2/15/2012                     105,479
       57,869     10.25%         2/15/2012                      64,759
       33,305     10.25%         7/15/2012                      37,270
       74,582     10.50%         6/15/2009                      82,486
       46,814     10.50%         7/15/2010                      52,129
       11,637     10.50%         9/15/2015                      13,473
       17,206     10.50%         11/15/2015                     19,919
       15,120     10.50%         11/15/2015                     17,504
       21,289     10.50%         3/15/2016                      24,691
       28,375     10.50%         12/15/2016                     32,908
       76,706     10.50%         8/20/2017                      88,691
       87,140     10.50%         11/15/2018                    101,343
      148,055     10.50%         6/15/2019                     172,392
      799,321     10.50%         2/15/2020                     928,938
      370,227     10.50%         8/15/2021                     422,406
       24,333     10.75%         9/15/2005                      26,280
       40,737     10.75%         8/15/2006                      44,912
       12,642     10.75%         1/15/2010                      14,120
        3,434     10.75%         7/15/2011                       3,855
       24,748     10.75%         8/15/2011                      27,783
       18,177     11.00%         6/15/2004                      19,164
      167,795     11.00%         1/15/2010                     192,354
       95,781     11.00%         1/15/2010                     109,799
      111,091     11.00%         1/15/2010                     127,351
      139,206     11.00%         3/15/2010                     159,565
       16,035     11.00%         6/15/2010                      18,382
      120,462     11.00%         9/15/2010                     138,080
       35,508     11.25%         9/15/2005                      38,491
       44,570     11.25%         10/15/2005                     48,314
      105,111     11.25%         6/15/2010                     118,228
      102,550     11.25%         9/15/2010                     115,346
        8,145     11.25%         9/15/2010                       9,162
       31,500     11.25%         2/15/2011                      35,619
       30,824     11.25%         2/15/2011                      34,855
       57,279     11.25%         3/15/2011                      64,769
       29,548     11.25%         3/15/2011                      33,412
      101,383     11.25%         4/15/2011                     114,641
       45,423     11.25%         5/15/2011                      51,363
       62,897     11.25%         7/15/2011                      71,122
       41,061     11.25%         7/15/2011                      46,430

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
       46,939     11.25%         7/15/2011                      53,078
       83,078     11.25%         9/15/2011                      93,942
       48,470     11.25%         10/15/2011                     54,808
       18,270     11.25%         11/15/2011                     20,660
        2,487     11.75%         6/15/2004                       2,631
        6,888     11.75%         6/15/2004                       7,287
                                                          ------------
                                                            66,683,193
                                                          ------------

 Total mortgage pass-through securities                    299,419,001
  (cost: $295,557,199)                                    ------------

Quantity               Name of Issuer               Market Value($)(1)
----------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (0.4%)(2)
       15,000    Alabama Hsg. Fin. Auth. Multifamily
                  Series 1999B, 5.70%, 9/1/03                   15,254
      263,000    Bernalillo Multifamily Rev. Series
                  1998A, 7.50%, 9/20/20                        290,281
       38,000    California Comm. Dev. Auth. Rev.
                  Series 2000, 7.50%, 5/20/04                   39,253
       95,000    Cuyahoga County Multifamily Rev.
                  Series 2000B, 7.00%, 1/20/08                 107,175
       90,000    Dakota Multifamily Rev. Series
                  1999A, 6.50%, 12/20/05                        94,943
      195,000    Louisiana Comm. Dev. Auth Rev.
                  Series 2002B, 5.25%, 12/20/07                205,130
      485,000    Maplewood Multifamily Rev.
                  Series 1998B, 6.75%, 7/20/15                 534,392
      100,000    Metro Govt. (TN) Series 2001 - A2,
                  7.00%, 6/20/04                               104,528
      284,000    Nortex Multifamily Rev. Series
                  1999T, 6.50%, 3/20/06                        303,960
                                                          ------------
Total taxable municipal securities                           1,694,916
 (cost: $1,564,999)                                       ------------

U.S. TREASURY SECURITIES (4.2%)(2)
    9,300,000    U.S. Treasury Strips, Zero Coupon,
                  5.94% Effective Yield, 11/15/27            2,534,603
                 U.S. Treasury Note:
    5,000,000     4.375%, 8/15/12                            5,226,955
    5,000,000     5.00%, 8/15/11                             5,482,420
    3,700,000    U.S Treasury Bond, 5.50%, 8/15/28           3,988,341
                                                          ------------
Total U.S. Treasury securities                              17,232,319
 (cost: $16,231,021)                                      ------------

         See accompanying notes to portfolios of investments on page 56.      21

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

COLLATERALIZED MORTGAGE OBLIGATIONS (19.5%)(2)
  FEDERAL HOME LOAN MORTGAGE CORP.:
      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
      267,709      6.25%         10/15/2031                    267,726
       94,243      7.75%         3/18/2025                     100,599
      222,500      8.50%         12/15/2012                    223,414
      760,440      8.50%         9/15/2031                     763,250
    2,480,965      8.50%         3/15/2032                   2,509,102
       74,879      8.50%         3/15/2032                      75,035
    1,598,172      8.50%         5/15/2032                   1,622,498
      238,625      8.50%         5/15/2032                     240,317
      167,632      9.15%         10/15/2020                    175,113

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
    7,383,916      4.00%         11/25/2032                  7,518,505
      295,678      6.00%         5/25/2032                     295,614
       84,464      7.00%         1/25/2021                      91,732
    2,277,250      7.00%         1/25/2022                   2,433,285
      285,066      7.37%         1/17/2013                     304,633
      140,000      7.70%         3/25/2023                     155,611
    4,528,065      8.00%         7/25/2016                   4,916,185
      766,483      8.00%         7/25/2022                     857,713
      482,798      8.20%         4/25/2025                     514,473
      124,916      8.50%         1/25/2021                     138,314
      294,064      8.50%         4/25/2021                     320,788
    1,426,052      8.50%         9/25/2021                   1,561,263
      420,481      8.50%         1/25/2025                     459,221
      354,319      8.75%         9/25/2020                     388,395
      719,574      8.95%         10/25/2020                    805,355
    1,927,344      9.00%         7/25/2019                   2,168,968
    1,760,001      9.00%         12/25/2019                  1,987,926
      541,576      9.00%         5/25/2020                     586,527
      707,473      9.00%         6/25/2020                     799,027
      278,496      9.00%         6/25/2020                     312,260
      101,226      9.00%         7/25/2020                     113,739
      696,150      9.00%         9/25/2020                     779,363
      420,972      9.00%         10/25/2020                    467,987
    1,124,367      9.00%         3/1/2024                    1,253,795
    5,832,784      9.00%         11/25/2028                  6,297,049
      671,911      9.25%         1/25/2020                     754,550
      587,636      9.50%         12/25/2018                    669,362
    1,142,480      9.50%         3/25/2020                   1,296,158
      359,283      9.50%         4/25/2020                     408,137
      859,203      9.50%         5/25/2020                     969,843
    1,001,917      9.50%         11/25/2020                  1,139,552
    1,440,265      9.60%         3/25/2020                   1,642,820

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
      820,793     6.00%          5/20/2014                     820,099
    4,038,000     6.50%          9/20/2030                   4,266,982
    1,865,000     7.00%          3/20/2030                   1,967,387

      Par ($)      Coupon        Maturity          Market Value ($)(1)
      -------      ------        --------          -------------------
VENDEE MORTGAGE TRUST:
      142,284      5.63%         2/15/2024                     140,799
    2,000,000      6.00%         4/15/2027                   2,067,360
    2,000,000      6.00%         2/15/2030                   2,108,429
    2,739,224      6.50%         2/15/2020                   2,799,302
      250,000      6.50%         10/15/2025                    272,864
    5,000,000      7.00%         9/15/2027                   5,336,109
    1,526,476      7.50%         4/15/2008                   1,554,701
    5,500,000      7.50%         11/15/2014                  5,925,884
    3,529,299      7.50%         5/15/2024                   3,602,060
      206,272      7.75%         5/15/2008                     206,860
                                                          ------------
 Total collateralized mortgage obligations                  79,454,040
  (cost: $78,547,136)                                     ------------


Quantity               Name of Issuer               Market Value($)(1)
----------------------------------------------------------------------
SHORT-TERM SECURITIES(1.9%)(2)
    2,200,000    FNMA, 1.22%, 4/4/03                         2,199,776
    5,504,769    Dreyfus Cash Mgmt. Fund, 1.17%              5,504,769
                                                          ------------

Total short-term securities                                  7,704,545
 (cost: $7,704,545)                                       ------------

Total investments in securities
 (cost: $399,604,900)(7)                                  $405,504,821
                                                          ============

22               See accompanying notes to portfolios of investments on page 56.
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                                                                              23

        SIT TAX-FREE INCOME FUND
        ONE YEAR ENDED MARCH 31, 2003
[PHOTO]-------------------------------------------------------------------------
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

  The Tax Free Income Fund returned +5.9% for the year ended March 31, 2003 compared to a 9.9% return for the Lehman 5-Year Municipal Bond Index.

YIELDS REMAIN ATTRACTIVE
  The Fund's 30-day SEC yield was 4.78% as of March 31st and its 12-month distribution rate was 4.53%. Our after-tax yields are particularly attractive. Yields declined through September 2002, but have been relatively stable since then.

STRUCTURED TO RESPOND TO HIGHER RATES
  The Fund's duration is very close to our benchmark and has been relatively stable over the past 12 months. The Fund's structure has also been relatively stable with the exception of the sector reclassification of tobacco settlement bonds from "other revenue" to industrial/pollution control.

HOSPITAL RETURNS OFFSET OTHER SOFT SPOTS
  Our holdings in the hospital and other revenue sectors have been very strong in recent periods. Prices have improved in the hospital sector, despite heavy issuance, as issues have improved profitability rather than increasing bed capacity. The lowest total returns were earned by the multi-family and industrial/ pollution control sectors. The industrial/ pollution control sector was hampered by falling prices for excess electric capacity. In addition, our 6% weighting in tobacco settlement revenue bonds has been hurt by heavy issuance and by an adverse court decision in Illinois during late March, which we expect to be resolved with only a minor impact on the portfolio. The multi-family sector was adversely affected by growing vacancy rates caused by weaker economic growth and the decision of many renters to purchase homes in the current low interest rate environment.

POSITIONED FOR MODERATE RATE INCREASES
  Our defensive structure anticipates improving economic growth during the second half of 2003. We believe that the combination of diminished war worries, recent government spending, and very low interest rates will begin to stimulate modest growth. We expect short-term interest rates to remain stable throughout 2003. However, we expect enough growth to begin to cause intermediate and longer-term municipal bond yields to begin rising later this year as investors anticipate a Federal Reserve shift to an upward rate bias next year.

                       INVESTMENT OBJECTIVE AND STRATEGY

  The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

  Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

                               PORTFOLIO SUMMARY

          Net Asset Value 3/31/03:      $  9.94 Per Share
                          3/31/02:      $  9.82 Per Share
                 Total Net Assets:      $414.4 Million
                 30-day SEC Yield:         4.78%
             Tax Equivalent Yield:         7.79%(1)
       12-Month Distribution Rate:         4.53%
                 Average Maturity:        13.0 Years
     Duration to Estimated Avg. Life:      4.2 Years(2)
              Implied Duration:            4.0 Years(2)

(1) For individuals in the 38.6% federal tax bracket.
(2) See next page.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                         Multifamily Mortage
                          Revenue                 24.6
                         Hospital/Health Care
                          Revenue                 17.3
                         Insured                  13.7
                         Industrial/Pollution
                          Control                 12.7
                         Other Revenue            12.1
                         Single Family
                          Mortgage                 5.6
                         Sectors less than 4.0%   12.3
                         Cash & Other
                          Net Assets               1.7

24
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                         AVERAGE ANNUAL TOTAL RETURNS*

                                SIT                                   LIPPER
                              TAX-FREE            LEHMAN             GENERAL
                               INCOME           5-YEAR MUNI.        MUNI. BOND
                                FUND             BOND INDEX          FUND AVG.
                              --------          ------------        ----------
3 Month**                       0.70%               1.11%              0.72%
6 Month**                       0.95                1.97                n/a
1 Year                          5.90                9.85               8.30
5 Year                          4.18                5.91               4.59
10 Year                         5.70                5.72               5.43
Inception                       6.53                6.63               6.81
 (9/29/88)

                           CUMULATIVE TOTAL RETURNS*

                                SIT                                   LIPPER
                              TAX-FREE            LEHMAN             GENERAL
                               INCOME           5-YEAR MUNI.        MUNI. BOND
                                FUND             BOND INDEX          FUND AVG.
                              --------          ------------        ----------
1 Year                          5.90%               9.85%              8.30%
5 Year                         22.71               33.23              25.13
10 Year                        74.05               74.47              69.72
Inception                     150.31              153.87             160.05
 (9/29/88)

*AS OF 3/31/03.                                                **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                               GROWTH OF $10,000

                               [PLOT POINT CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/03 would have grown to $25,031 in the Fund or $25,387 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                            BBB               26.9%
                            Less Than BBB      5.4%
                            Other Assets
                             and Liabilities   1.7%
                            AAA               24.3%
                            AA                 5.5%
                            A                 36.2%

LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USE

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

MUNICIPAL BONDS(96.3%)(2)
  ALABAMA (0.7%)
    470,000         Cullman Med. Park South Med.
                     Clinic Board Rev. Series 1993A
                     (Cullman Regional Medical Center
                     Proj.), 6.50%, 2/15/13                              475,701
    500,000         DCH Hlth. Care Auth. Hlth. Care Facs.
                     Rev. Series 2002, 3.00%, 6/1/03                     501,050
    360,000         Fort Payne G.O. Sewer Refunding
                     Warrants Series 1993B, 5.00%, 6/1/04                361,076
                    Montgomery Med. Clinic Board Hlth.
                     Care Fac. Rev. Series 1991:
    495,000          7.00%, 3/1/15                                       495,990
    325,000          7.375%, 3/1/06                                      326,105
    900,000         Oxford Public Park and Rec Board Rev.
                     Series 2001 (ACA insured), 6.00%, 12/1/21           954,090
                                                                      ----------
                                                                       3,114,012
                                                                      ----------
  ALASKA (1.8%)
 12,505,000         Alaska HFC Gen. Mtg. Rev. 1997 Series A,
                     Zero Coupon, 6.15% Effective Yield on
                     Purchase Date, 12/1/17                            5,474,314
    190,000         AK Industrial Dev. & Export Auth. Rev.
                     Refunding Revolving Fund Series 1993A,
                     5.60%, 4/1/03                                       190,000
                    Northern Alaska Tobacco Securitization
                     Corp. Asset-Backed Rev.:
    985,000         Series 2000, 6.20%, 6/1/22                           975,101
  1,000,000         Series 2001, 4.75%, 6/1/15                           981,820
                                                                      ----------
                                                                       7,621,235
                                                                      ----------
  ARIZONA (0.5%)
    250,000         Bullhead City Special Assessment Impt.
                     Dist. Series 1993 (Bullhead Pkwy.
                     Proj.), 6.10%, 1/1/10                               258,823
    500,000         Maricopa Co. Industrial Dev. Auth.
                     Educ. Rev. Series 2000A (Arizona Charter
                     Schools Proj. I), 6.50%, 7/1/12                     513,210
    500,000         Maricopa Co. Industrial Dev. Auth. Hlth.
                     Fac. Rev. Series 1992A (Catholic
                     Hlthcare West Proj.)(MBIA insured),
                     5.75%, 7/1/11                                       511,630
    600,000         Show Low Industrial Dev. Auth. Hosp. Rev.
                     Series 1998A (Navapache Regl. Med.
                     Ctr. Proj.)(ACA insured), 5.125%, 12/1/04           631,914
    310,000         Tucson Airport Auth. Inc. Rev. Refunding
                     Series 1993 (MBIA insured), 5.70%, 6/1/13           318,571
                                                                      ----------
                                                                       2,234,148
                                                                      ----------
  ARKANSAS (0.9%)
    105,129         Drew Co. Public Fac. Bd. Single Family
                     Mtg. Rev. Refunding Series 1993-A2
                     (FNMA backed), 7.90%, 8/1/11                        106,803
     57,046         Jacksonville Res. Hsg. Fac. Bd. Single
                     Family Mtg. Rev. Refunding Series 1993B,
                      7.75%, 1/1/11                                       59,593
     42,395         Lonoke Co. Res. Hsg. Fac. Bd. Single
                     Family Mtg. Rev. Refunding 1993B, 7.375%,
                      4/1/11                                              43,757
  1,250,000         Maumelle HDC First Lien Rev. Refunding
                     1992 Series A (Section 8), 7.875%, 7/1/09         1,277,413
                    North Little Rock Hlth. Facs. Bd. Health
                    Care Rev. Series 2001 (Baptist Health
                     Proj.):
    555,000            5.00%, 7/1/06                                     596,769
    300,000            5.00%, 7/1/07                                     324,009
    490,000            5.00%, 7/1/08                                     529,582
    730,000         Rogers Sales & Use Tax Rev. Series 1996,
                     5.35%, 11/1/11                                      730,000
                                                                      ----------
                                                                       3,667,926
                                                                      ----------
  CALIFORNIA (3.4%)
    300,000         ABAG Fin. Auth. For Nonprofit Corp.
                     Rev Series 2002 (Redwood Sr. Homes & Svcs.
                     Proj.), 4.10%, 11/15/07                             308,358
  1,000,000         Bell  Cmty. Hsg. Auth. Rev. Series 1995A
                     (Mobilehomes Park Acquisition Proj.),
                     6.40%, 10/1/15                                    1,023,860
  6,250,000         CA Co. Tobacco Securitization Agy.
                     Asset-Backed Rev. Series 2002 (Alameda
                     Co.), 4.75%, 6/1/19                               5,892,375
  1,000,000         Chula Vista Redev. Agency Refunding Tax
                     Allocation Senior Series 1994A
                     (Bayfront-Town Center Redev. Proj.),
                     7.625%, 9/1/24                                    1,136,480
                    Glendale Hosp. Rev. Refunding Series 1994
                     (Verdugo Hills Hosp. Proj.)(Industrial
                     Indemnity insured):
  1,340,000            7.75%, 1/1/09                                   1,326,962
  1,585,000            8.00%, 1/1/12                                   1,569,039

26
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Ridgecrest Refunding Certificates of
                     Participation Series 1999 (Ridgecrest
                     Civic Center Proj.):
    275,000            5.55%, 3/1/09                                     303,262
    290,000            5.65%, 3/1/10                                     318,640
    350,000            6.00%, 3/1/14                                     380,744
                    Southern CA Tobacco Securitization Auth.
                     Asset-Backed Senior Rev:
  1,000,000            Series 2001B, 6.00%, 5/15/22                      938,360
  1,000,000            Series 2002A, 5.25%, 6/1/27                       984,980
                                                                     -----------
                                                                      14,183,060
                                                                     -----------
  COLORADO (3.3%)
    500,000         Boulder Co. Hosp. Rev. Series 2000
                     (Longmont United Hosp. Proj.)
                     (Radian Asset Assurance), 5.05%, 12/1/05            526,575
  1,910,000         CO E-470 Business Met. Dist. G.O. Series
                     1999 (ACA insured), 5.00%, 12/1/11                2,007,238
  1,250,000         CO Hlth. Fac. Auth. Rev. Series 1995
                     (Covenant Retirement Cmty. Proj.), 6.75%,
                     12/1/15                                           1,324,238
                    CO HFA Single Family Program Senior
                     Series:
    530,000            1996B-2, 7.45%, 11/1/27                           545,036
    365,000            1997B-3, 6.80%, 11/1/28                           374,067
  4,300,000         CO Hlth. Fac. Auth. Rev. Series 1993
                     (Rocky Mtn. Adventist Health Care Proj.),
                     6.625%, 2/1/13                                    4,409,736
  1,000,000         CO Hlth. Fac. Auth. Rev. Series 2000
                     (Evangelical Lutheran Proj.), 6.25%,
                     12/1/10                                           1,123,220
                    CO Hlth. Fac. Auth. Rev. (Natl. Benevolent
                     Assoc. Proj.):
     45,000            Series 2000, 6.05%, 3/1/07                         45,068
    530,000            Series 1998A, 5.20%, 1/1/18                       417,470
  1,400,000            Series 1998B, 5.25%, 2/1/18                     1,140,902
    400,000         CO Hlth. Fac. Auth. Rev. Series 2000A
                     (Porter Place Proj.) (GNMA
                     collateralized), 5.10%, 1/20/11                     431,964
    600,000         Denver Hsg. Corp. Multifamily Rev.
                     Refunding Series 1997A (Section 8),
                     5.35%, 10/1/12                                      621,756
                    Denver Hlth. & Hosp. Auth. Rev Series
                     2001A:
    200,000            5.00%, 12/1/04                                    206,834
    150,000            5.25%, 12/1/05                                    159,123
    220,000            5.25%, 12/1/08                                    234,406
     95,000         Thornton Single Family Mtg. Rev. Refunding
                     1992 Series A, 8.05%, 8/1/09                         96,754
                                                                     -----------
                                                                      13,664,387
                                                                     -----------
  CONNECTICUT (0.7%)
                    CT Hsg. Finance Auth. Hsg. Mtg. Fin.
                     Program:
    200,000            Series 1993A, 5.70%, 5/15/06                      204,738
    500,000            Series 1993B, 5.65%, 5/15/06                      511,845
  1,850,000         Mashantucket Western Pequot Tribe
                     Subordinated Special Rev. Series 1999B,
                     Zero Coupon, 5.05% Effective Yield on
                     Purchase Date, 9/1/09                             1,378,306
    700,000         Mohegan Tribe of Indians Gaming Auth.
                     Priority Distribution Payment Public
                     Impt., 5.50%, 1/1/06                                729,722
                                                                     -----------
                                                                       2,824,611
                                                                     -----------
  DELAWARE (0.1%)
    490,000         Quaker Hill Hsg. Corp. Inc. Multifamily
                     Rev. Refunding Series 1990A (FNMA
                     collateralized), 7.55%, 8/1/21                      511,819
                                                                     -----------
  FLORIDA (2.1%)
    700,000         Charlotte Co. Utility Rev. Refunding
                     Series 1993 (FGIC insured), 5.50%,
                     10/1/09                                             728,987
    715,000         Collier Co. HFA Multifamily Hsg. Rev.
                     Series 2002C (Goodlette Arms Proj.),
                     5.25%, 8/15/15                                      753,832
    820,000         Escambia Co. Hlth. Fac. Auth. Rev.
                     Series 1997 (Azalea Trace, Inc. Proj.),
                     5.60%, 1/1/05                                       839,811
  1,210,000         FL HFC Hsg. Rev. Refunding Series
                     2000D2 (Augustine Club Atps. Proj.),
                     8.25%, 10/1/30                                    1,129,692
    790,000         Hialeah Hsg. Auth. Mtg. Rev. Refunding
                     Series 1996B1 (Russ Allen Plaza
                     Proj.)(Section 8), 5.80%, 9/1/11                    800,926
  1,000,000         Highlands Co. Hlth. Fac. Auth. Rev.
                     Series 2002 (Adventist Health Sys./Sunbelt
                      Proj.), 3.35%, 11/15/32                          1,021,690

         See accompanying notes to portfolios of investments on page 56.      27

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Jacksonville Hlth. Fac. Auth. Industrial
                    Dev. Rev. (Natl. Benevolent-Cypress
                    Village Proj.):
    700,000             Refunding Series 1992, 7.00%, 12/1/14            653,198
    100,000             Refunding Series 1992, 7.00%, 12/1/22             89,885
    250,000             Series 1993, 6.40%, 12/1/16                      229,280
    320,000             Series 1994, 7.55%, 12/1/07                      331,661
  1,100,000             Series 1994, 8.00%, 12/1/15                    1,124,739
     35,000             Series 2000, 6.05%, 3/1/07                        34,813
    545,000         Lee Co. Indus. Dev. Auth. Hlth. Care Fac.
                     Rev. Series 1999A (ShellPoint Village
                     Proj., 5.50%, 11/15/08:                             581,079
    570,000         Miami-Dade Co. Special Hsg. Rev.
                     Refunding Series 1998 (Section 8),
                     5.30%, 10/1/05                                      572,246
                                                                     -----------
                                                                       8,891,839
                                                                     -----------
  GEORGIA (1.5%)
                    Conyers Hsg. Auth. Rev. Senior Lien
                     Series 1999A (RHA/Affordable Hsg.,
                     Inc. Proj.) (QBE insured), Mandatory
                     Put 10/1/09:
  1,000,000             5.60%, 10/1/39                                 1,080,400
  1,530,000             5.95%, 10/1/39                                 1,672,520
                    Dekalb  Rev. (Regency Woods I & II):
  1,185,000             Senior Series 1996A, 6.375%, 1/1/11              888,750
  1,400,000             Senior Series 1996A, 6.375%, 1/1/16            1,050,000
  1,275,000             Subordinate Series 1996C, 7.25%, 1/1/26          701,250
    145,000         Royston Hosp. Auth. Rev. Refunding Series
                     1999 (Ty Cobb Healthcare Sys., Inc.
                     Proj.), 6.00%, 7/1/04                               146,969
    500,000         Savannah Econ. Dev. Auth. Rev. Series
                     1999 (College of Art & Design Inc. Proj.),
                     6.00%, 10/1/03                                      508,935
                                                                     -----------
                                                                       6,048,824
                                                                     -----------
  HAWAII (0.3%)
  1,175,000         Honolulu Mtg. Rev. Ref. Series 1996A
                     (Hale-Pauahi Proj.)(FHA insured)(MBIA
                     insured), 6.80%, 7/1/28                           1,233,397
                                                                     -----------
  ILLINOIS (10.0%)
                    Broadview Village of Cook Co. Tax
                     Increment Rev. Series 1999:
    750,000             4.90%, 7/1/06                                    790,305
  1,000,000             5.00%, 7/1/07                                  1,058,300
  1,085,000             5.05%, 7/1/08                                  1,138,404
  2,030,000             5.10%, 7/1/09                                  2,128,252
    645,000         Chicago Park District Capital Improvement
                     G.O. Series 1993 (FGIC insured), 6.05%,
                     1/1/13                                              660,286
    235,000         Chicago Res. Mtg. Rev. Refunding Series
                     1992B (MBIA insured) Zero Coupon, 7.30%
                     Effective Yield on Purchase Date, 10/1/09           148,851
    715,000         Collinsville (City of) Madison Co.
                     Industrial Dev. Rev. Refunding (Drury
                     Inn-Collinsville Proj.) Series 1993,
                     6.00%, 11/1/04                                      711,089
    350,000         Hoffman Estates Tax Increment Rev. Jr.
                     Lien Series1991, zero coupon, 4.15%
                     effective yield, 5/15/07                            291,938
    450,000         IL DFA Rev. Series 2002A (Chicago Charter
                     School Fdn. Proj.), 5.25%, 12/1/12                  444,267
  1,000,000         IL DFA Rev. Refunding Series 2002A (Olin
                     Corp. Proj.), 4.50%, 6/1/04                       1,001,070
    500,000         IL DFA Pollution Ctrl. Rev. Refunding
                     Series 1993B2 (Central IL Public Svc.
                     Co. Proj.) (MBIA insured), 5.90%, 6/1/28            506,185
                    IL DFA Refunding & New Money Rev. (Cmty.
                     Rehab. Providers Fac. Acquisition
                     Program):
  1,000,000            Series 1997A, 5.60%, 7/1/03                     1,004,920
    685,000            Series 1997A, 5.60%, 7/1/04                       700,625
  1,690,000            Series 1997A, 5.80%, 7/1/08                     1,768,670
    300,000            Series 1997A, 5.90%, 7/1/09                       312,045
  4,305,000            Series 1997A, 6.00%, 7/1/15                     4,213,347

28
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  1,200,000          Series 1997C, 5.65%, 7/1/19                       1,125,300
    750,000          Series 1998A, 5.00%, 7/1/06                         763,327
  1,000,000         IL Educ. Fac. Auth. Rev. Series 1998
                     (Augustana College Proj.), 5.00%, 10/1/13         1,115,200
  2,780,000         IL HDA Elderly Hsg. Rev. Series 1992C
                     (Village Ctr.) (Section 8), 6.85%, 3/1/20         2,838,297
                    IL Hlth. Fac. Auth. Rev.:
                     Refunding Series 1992 (Galesburg Cottage
                     Hosp. Proj.)(Radian insured), 6.25%,
                     5/1/11                                            1,534,680
  1,500,000         Refunding Series 1993 (Lutheran Social
                     Svcs. IL):
    525,000           6.00%, 8/15/03                                     528,843
    545,000           6.10%, 8/15/04                                     559,165
    750,000         Refunding Series 1993 (OSF Healthcare
                     System), 5.75%, 11/15/07                            776,828
  1,000,000         Refunding Series 1994 (Passavant Memorial
                     Area Hospital Assn.), 5.95%, 10/1/11              1,126,760
    400,000         Refunding Series 1994 (Friendship Village
                     of Schaumberg Proj.), 6.25%, 12/1/04                404,640
  2,575,000         Refunding Series 1993A (Edward Hosp.
                     Proj.), 6.00%, 2/15/19                            2,663,580
    300,000         Refunding Series 2000 (Riverside Hlth.
                     Sys. Proj.), 6.00%, 11/15/03                        307,863
                    Refunding Series 2001 (Decatur Memorial
                     Hospital Proj.):
    350,000           4.20%, 10/1/05                                     366,674
    970,000           4.625%, 10/1/08                                  1,026,008
    500,000         Series 2000 (IA Health System Proj.),
                     6.75%, 2/15/13                                      571,110
    200,000         Refunding Series 2002 (Elmhurst Mem.
                     Health Care Proj.), 5.00%, 1/1/04                   204,528
  1,600,000         IL Industrial Pollution Control Financing
                     Auth. Rev. Series 1979 (Olin Corp.
                     Proj.), 6.875%, 3/1/04                            1,625,136
  1,850,000         Roselle Multifamily Hsg. Rev. Refunding
                     Series 1994A (GNMA collateralized)
                     (Waterbury Apts.)  (FHA insured), 7.00%,
                     1/1/25                                            1,939,596
  3,950,000         Southwestern IL Dev. Auth. Local Govt.
                     Prog. Rev. Series 1998-A (City of East St.
                     Louis Tax Increment Financing Proj.),
                     6.00%, 4/1/10                                     3,912,277
    545,000         Upper Illinois River Valley Dev. Auth.
                     Rev. Series 2001 (Morris Hosp. Proj.),
                     6.05%, 12/1/11                                      583,777
    500,000         Will Co. Student Hsg. Rev. Series 2002A
                     (Joliet Junior College Proj.), 6.375%,
                     9/1/13                                              499,965
                                                                     -----------
                                                                      41,352,108
                                                                     -----------
  INDIANA (6.3%)
  1,975,000         IN Bond Bank Special Prgm. Series 1997C
                     (Pittsboro Wastewater Treatment Plant
                     Proj.), 5.70%, 8/1/17                             2,094,981
  2,175,000         IN DFA Educ. Fac. Rev. Series 1997 (Park
                     Tudor Fdn. Proj.), 6.00%, 6/1/22                  2,472,953
    250,000         IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                     Series 1993 (Community Hosp. of Anderson
                     Proj.), 6.00%, 1/1/23                               255,620
    600,000         Refunding Series 1998 (Floyd Memorial Hosp.
                     & Hlth. Svcs. Proj.), 5.25%, 2/15/18                602,298
  1,850,000         Refunding Series 1998 (Marquette Manor
                     Proj.), 5.00%, 8/15/18                            1,739,740
  1,000,000         Series 1999D (Charity Obligated Group),
                     5.50%, 11/15/11                                   1,096,790
                    Series 2001A (Community Foundation
                     Northwest IN):
    780,000           5.50%, 8/1/05                                      804,562
  1,100,000           5.50%, 8/1/06                                    1,137,752
  1,000,000           6.00%, 8/1/07                                    1,049,680
  1,000,000           6.00%, 8/1/08                                    1,051,290
  1,000,000           5.50%, 8/1/13                                      985,380
    500,000         IN HFA Single Family Mtg. Rev. Refunding
                     Series 1992A, 6.80%, 1/1/17                         510,785
    750,000         IN Office Bldg. Comm. Cap Complex Rev.
                     Series 1993B (Govt. Ctr. Proj.)(Ambac
                     insured), 5.25%, 7/1/15                             766,530
                    IN Hlth. Fac. Fin. Auth. Rev. Refunding
                     Series 1998 (Greenwood Village South
                     Proj.):
    135,000           5.00%, 5/15/03                                     135,131
    140,000           5.15%, 5/15/04                                     140,138
    150,000           5.25%, 5/15/06                                     150,035
    170,000           5.35%, 5/15/08                                     169,455

       See accompanying notes to portfolios of investments on page 56.        29

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------
  1,000,000         IN Transportation Fin. Auth. Airport
                     Facs. Lease Rev. Series 1992A, 6.25%,
                     11/1/16                                           1,023,339
  2,545,000         Indianapolis Econ. Dev. Refunding &
                     Imprv. Rev. Series 1992 (Natl. Benevolent
                     Assn.-Robin Run Village Proj.), 7.25%,
                     10/1/10                                           2,576,659
  1,075,000         Indianapolis Econ. Dev. Rev. (Willowbrook
                     Apts. Proj.):
                     Senior Series 1996A, 6.50%, 7/1/16(8)(9)            430,000
  1,290,000          Subordinate Series 1996C, 7.125%,
                     7/1/26(8)(9)                                         64,500
  1,000,000         Petersburg Pollution Ctrl. Rev. Refunding
                     Series 1993A (Indianapolis Pwr. & Light
                     Proj.) (MBIA insured), 6.10%, 1/1/16              1,031,090
                    Sullivan Industrial Pollution Ctrl. Rev.:
    615,000          Refunding Series 1991 (Hoosier Energy
                      Corp. Proj.) (MBIA-IBC insured), 7.10%,
                      4/1/19                                             637,201
  5,000,000         Refunding Series 1993C (Ind. Mich. Pwr.
                     Co. Proj.), 5.95%, 5/1/09                         5,106,700
                                                                     -----------
                                                                      26,032,609
                                                                     -----------
  IOWA (1.4%)
  1,405,000         IA Fin. Auth. Hlth. Care Fac. Rev. Series
                     1997 (Natl. Benevolent Assn.- Ramsey
                     Home Proj), 6.15%, 5/1/17                         1,255,901
  1,130,000         IA Fin. Auth. Multifamily Hsg. Rev.
                     Refunding Series 1997A (Kingswood Apts.
                     Proj.) (GNMA-collateralized), 6.15%,
                     5/1/32                                            1,198,376
                    IA Fin. Auth Single Family Rev. Series
                     2000D (GNMA/FNMA Mtg. Backed Securities
                     Proj.):
    435,000           5.65%, 7/1/07                                      469,291
    510,000           5.75%, 7/1/09                                      562,892
  1,190,000         Ottumwa Hosp. Rev. Refunding Series 1993
                     (Ottumwa Regional Hlth. Ctr.), 6.00%,
                     10/1/10                                           1,195,962
  1,500,000         IA Tobacco Settlement Auth. Asset-Backed
                     Rev. Series 2001B, 5.30%, 6/1/25                  1,214,835
                                                                     -----------
                                                                       5,897,257
                                                                     -----------
  KANSAS (1.0%)
  3,695,000         Burlington Co. Pollution Ctrl. Rev.
                     Refunding Series 1991 (KS Gas & Electric
                     Co. Proj.) (MBIA insured), 7.00%, 6/1/31          3,874,207
    445,000         Olathe & Labette Cos. Mtg. Loan Rev. 1991
                     Series B (GNMA collateralized) Zero
                     Coupon, 7.56% Effective Yield on
                     Purchase Date, 2/1/23                               113,431
                                                                     -----------
                                                                       3,987,638
                                                                     -----------
  KENTUCKY (0.1%)
    500,000         Boone Co. Pollution Ctrl. Rev. Refunding
                     Series 1992A (Dayton Pwr. & Light Co.
                     Proj.), 6.50%, 11/15/22                             507,719
                                                                     -----------
  LOUISIANA (3.8%)
  5,235,000         Denham Springs/Livingston HMFA Residual
                     Rev. Series 1992C Zero Coupon, 7.65%
                     Effective Yield on Purchase Date,
                     7/10/14                                           2,257,175
  1,415,000         East Baton Rouge Single Family Mtg. Rev.
                     Refunding:
                       Series 1997C-3 Subordinate Bonds, 5.65%,
                        10/1/18                                        1,459,969
  7,200,000          Capital Appreciation Series 2000D1 (GNMA
                       & FNMA collateralized) Zero Coupon,
                       6.46% Effective Yield on Purchase Date,
                       4/1/34                                          1,124,496
  3,705,000         Houma-Terrebonne Public Trust Fin. Auth.
                     Residual Rev. Series 1992C Zero Coupon,
                     7.60% Effective Yield on Purchase Date,
                     7/10/14                                           1,621,382
    500,000         LA PFA Hospital Rev. Refunding Series
                     1989A (General Health, Inc.) (MBIA
                     insured), 6.50%, 11/1/14                            508,500
     21,641         LA PFA Single Family Mtg. Rev. Series
                     1992 (Lafayette PTFA Mtg. Acquisition),
                     7.50%, 10/1/15                                       22,281
    500,000         LA PFA Multifamily Mtg. Rev. Refunding
                     Series 1994A (Carlyle Apt. Proj.) (Axa
                     Reinsurance Co. insured), 5.95%, 6/15/19            503,910
    280,000         New Orleans HDC First Lien Rev. Refunding
                     Series 1996A (Tivoli Place Apts. Proj.)
                     (Section 8), 6.40%, 12/1/04                         282,428
    400,000         Orleans Levee Dist. Rev. Series 1995A
                     (Tr. Rcpts.) (FSA insured), 5.95%,
                     11/1/14                                             454,460
  9,255,000         Tobacco Settlement Financing Corp.
                     Asset-Backed Rev. Series 2001B, 5.50%,
                     5/15/30                                           7,674,616
                                                                     -----------
                                                                      15,909,217
                                                                     -----------

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  MAINE (0.5%)
  1,000,000         Skowhegan Pollution Ctrl. Rev. Refunding
                     Series 1993 (Scott Paper Co. Proj.),
                     5.90%, 11/1/13                                    1,044,790
  1,000,000         South Berwick Educ. Rev. Series 1998
                     (Berwick Academy Issue), 5.25%, 8/1/13            1,019,420
                                                                     -----------
                                                                       2,064,210
                                                                     -----------
  MARYLAND (0.6%)
                    MD Econ. Dev. Corp. Student Hsg. Rev.:
    470,000          Series 1999A (Collegiate Hsg. Fdn. -
                     University Courtyard Proj.), 5.20%, 6/1/07          470,837
    245,000         Senior Series 2003A (University of
                     Maryland-Baltimore Proj.), 2.50%, 10/1/05           245,502
  1,800,000         MD Hlth. & Higher Educ. Fac. Auth. Rev.
                     Refunding Series 2003A (Adventist
                     Healthcare Proj.), 5.00%, 1/1/12                  1,813,824
                                                                     -----------
                                                                       2,530,163
                                                                     -----------
  MASSACHUSETTS (1.5%)
                    MA Hlth. & Educ. Fac. Auth. Rev.:
    525,000          Series 1992G (Beth Israel Hosp. Proj.)
                      (MBIA insured), 5.75%, 7/1/12                      536,991
    345,000          Series 1994B (Holyoke Hosp. Proj.),
                      6.25%, 7/1/04                                      349,713
    500,000          Series 1996C (North Adams Regional Hosp.
                      Proj.), 6.25%, 7/1/04                              503,820
  2,000,000          Series 2001E (Berkshire Health Sys.),
                      4.50%, 10/1/05                                   2,079,080
  2,565,000         MA HFA Hsg. Projs. Rev. Series 1993A,
                     6.375%, 4/1/21                                    2,618,403
    225,000         MA Industrial Finance Agency Resource
                     Recovery Rev. Refunding Series 1992A
                     (Ogden Haverhill Associates Proj.),
                     4.95%, 12/1/06                                      220,721
                                                                     -----------
                                                                       6,308,728
                                                                     -----------
  MICHIGAN (3.5%)
                    John Tolfree Hlth. System, Mtg. Rev. &
                     Refunding Series 1999:
    295,000           5.25%, 9/15/04                                     299,670
    395,000           5.30%, 9/15/05                                     402,434
    665,000         MI Hosp. Fin. Auth. Hosp. Rev. and
                     Refunding Series 1998 (Chelsea Cmty. Hosp.
                     Proj.), 5.35%, 5/15/13                              657,446
    365,000         MI Hosp. Fin. Auth. Rev. Series 1997
                     (Presbyterian Vlgs. of Mich. Oblig.
                     Group Proj.), 6.375%, 1/1/15                        352,251
                    MI Strategic Fund Ltd. Obligation Rev.
                     Refunding:
  1,550,000           Series 1991A (Ford Motor Co. Proj.),
                       7.10%, 2/1/06                                   1,654,888
  1,250,000           Series 2003A (Dow Chemical Proj.),
                       3.80%, 6/1/14                                   1,253,837
  2,500,000           Series 2003 (Dow Chemical Proj.),
                       4.60%, 6/1/14                                   2,506,700
  2,095,000         Southfield Econ. Dev. Corp. Ltd.
                     Obligation Rev. Series 1998A (Lawrence
                     Tech. Univ. Proj.), 5.25%, 2/1/13                 2,154,016
  1,873,912         Suburban Mobility Auth. Regl.
                     Transportation Certificates of
                     Participation Series 2002, 4.90%,
                     2/15/09(5)                                        1,905,188
                    Summit Academy North Public School
                     Certificates of Participation Series
                     2001:
    115,000           5.40%, 7/1/03                                      115,790
    130,000           5.60%, 7/1/05                                      136,714
    135,000           5.70%, 7/1/06                                      143,273
    145,000           5.95%, 7/1/07                                      154,447
  2,545,000         Troy City EDC Econ. Dev. Rev. Refunding
                     Series 1992 (Drury Inn-Troy Proj.)
                     (Lincoln Natl. Corp.), 6.75%, 10/1/12             2,604,553
                                                                     -----------
                                                                      14,341,207
                                                                     -----------
  MINNESOTA (1.8%)
  3,410,000         Dakota Co. HRA Multifamily Mtg. Rev.
                     Refunding Series 1997A (Park Place
                     Apts. Proj.)(GNMA Collateralized),
                     6.875%, 2/20/32                                   3,689,688
    740,000         Hopkins Multifamily Hsg. Rev. Series 1996
                     (Hopkins Renaissance Proj.)(Section 8),
                     6.375%, 4/1/20                                      781,714
    286,946         Moorhead Single Family Mtg. Rev. Refunding
                     Series 1992B, 7.00%, 8/1/11                         290,424
  2,315,000         Plymouth Multifamily Hsg. Dev. Rev.
                     Refunding Series 1996A (GNMA
                     collateralized) (Fox Forest Apts.
                     Proj.), 8.05%, 6/20/31                            2,538,536
                                                                     -----------
                                                                       7,300,362
                                                                     -----------

        See accompanying notes to portfolios of investments on page 56.       31

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  MISSISSIPPI (0.1%)
    350,000         MS Home Corp. Residual Rev. Capital
                     Appreciation Series 1992I Zero Coupon,
                     Escrowed to Maturity, 2.82% Yield on
                     Purchase Date, 9/15/16                              142,776
    415,000         Lincoln Co. Hosp. Rev. Refunding Series
                     1998A (Kings Daughter Hosp. Proj.),
                     5.20%, 4/1/08                                       449,694
                                                                     -----------
                                                                         592,470
                                                                     -----------
  MISSOURI (2.1%)
    175,000         Boone Co. Hosp. Rev. Refunding Series
                     2002, 2.10%, 8/1/03                                 175,348
  1,000,000         Cameron Industrial Dev. Auth. Rev.
                     Refunding Series 2000 (Cameron Cmnty.
                     Hosp. Proj.) (ACA Insured), 5.80%,
                     12/1/09                                           1,102,310
    300,000         Cass Co. Industrial Dev. Auth. Rev.
                     Refunding Series 1992 (Natl.
                     Benevolent-Foxwood Proj.), 7.375%,
                     10/1/22                                             294,684
    750,000         Chesterfield Rev. Refunding & Impt.
                     Series 2002 (Chesterfield Vy. Projs.),
                     4.50%, 4/15/16                                      773,205
                    MO Dev. Finance Board Infrastructure
                     Fac. Rev.:
                     Series 2000A (Eastland Ctr. Proj.
                      Phase 1):
  1,450,000           5.75%, 4/1/09                                    1,612,183
    550,000           5.75%, 4/1/12                                      593,742
  1,000,000          Series 2000B (Eastland Ctr. Proj.
                      Phase 2), 6.00%, 4/1/15                          1,059,250
    775,000         MO Hlth. & Educ. Fac. Auth. Educ. Fac.
                     Rev. Series 1999 (Park College Proj.),
                     5.55%, 6/1/09                                       836,163
    150,000         MO Environmental Impt. & Energy Res.
                     Auth. Water Fac. Rev. Refunding
                     Series 1999 (Tri-Co. Water Auth Proj.)
                     (Radian Asset Assurance), 5.50%, 4/1/07             166,184
  1,010,000         St. Louis Co.  Industrial Dev. Auth. Hsg.
                     Rev. Refunding Series 1995 (South Point
                     Apts. and Hunter's Ridge Apts. Proj.),
                     7.875%, 1/1/25                                    1,032,604
     15,000         St. Louis Co. Single Family Res. Mtg.
                     Series 1984 (MBIA insured), 6.75%, 4/1/10            16,159
  1,000,000         St. Louis Industrial Dev. Auth. Tax-Exempt
                     Impt. Rev. Series 1998 (St. Louis Zoo
                     Fdn.) (LOC Nationsbank), 5.10%, 8/15/12           1,053,840
                                                                     -----------
                                                                       8,715,672
                                                                     -----------
  MONTANA (0.4%)
  1,000,000         Crow Finance Auth. Tribal Purpose
                     Revenue Series 1997A, 5.70%, 10/1/27              1,013,910
    425,000         Forsyth Pollution Ctrl. Rev. Refunding
                     Series 1993 (Montana Power Co. Proj.):
                     5.90%, 12/1/23                                      374,110
     85,000         (MBIA insured), 6.125%, 5/1/23                        87,020
                                                                     -----------
                                                                       1,475,040
                                                                     -----------
  NEVADA (3.5%)
  2,500,000         Clark Co. Industrial Dev. Rev. Refunding
                     Series 1992C (Nevada Power Co.)(Ambac
                     insured), 7.20%, 10/1/22                          2,624,625
    490,000         Clark Co. Passenger Fac. Charge Rev.
                     Series 1992A (Las Vegas McCarran Intl.
                     Airport Proj.) (Ambac insured), 5.80%,
                     7/1/03                                              495,522
  3,115,000         Clark Co. Pollution Ctrl. Rev. Refunding
                     Series 1992B (Nevada Pwr. Co. Proj.)
                     (FGIC insured), 6.60%, 6/1/19                     3,235,239
  3,000,000         Humboldt Co. Pollution Ctrl. Rev. Series
                     1984 (Idaho Power Co. Proj.), 8.30%,
                     12/1/14                                           3,220,650
                    NV Hsg. Dev. SF Mtg. Program:
    755,000           Sr. Series 1995A-1, 6.45%, 10/1/18                 781,259
    885,000           Mezzanine Series 1998B-1, 5.30%, 4/1/16            932,710
    400,000           6.00%, 6/1/08                                      417,548
  1,000,000           6.125%, 6/1/12                                   1,026,670
  1,750,000         Washoe Co. Gas & Water Fac. Rev.
                     Refunding Series 1987 (AMBAC insured),
                     6.30%, 12/1/14                                    1,810,550
                                                                     -----------
                                                                      14,544,773
                                                                     -----------

32
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  NEW HAMPSHIRE (1.6%)
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
    750,000           Series 1993 (Nashua Memorial Hosp.
                       Proj.), 6.00%, 10/1/23                            758,123
    750,000           Series 1993 (Nashua Memorial Hosp.
                       Proj.), 6.25%, 10/1/08                            774,750
  1,500,000           Series 1993 (Frisbie Memorial Hosp.
                       Proj.), 6.125%, 10/1/13                         1,547,775
    690,000           Series 1997 (Catholic Charities
                       Issue), 5.75%, 8/1/12                             702,786
  5,080,000         NH HFA Single Family Res. Mtg. 1982
                     Series A Zero Coupon, 11.75% Effective
                     Yield on Purchase Date, 1/1/14                    1,992,173
    730,000         NH Higher Educ. & Hlth. Fac. Auth. Rev.
                     Series 1998 (New Hampton School),
                     5.00%, 10/1/08                                      765,719
                                                                     -----------
                                                                       6,541,326
                                                                     -----------
  NEW JERSEY (0.5%)
  1,460,000         NJ Hsg. & Mtg. Finance Agy. Multifamily
                     Hsg. Rev. Series 1995A (AMBAC insured),
                     6.00%, 11/1/14                                    1,536,212
    215,000         NJ Tobacco Settlement Financing Corp.
                     Asset-Backed Rev.:
    500,000            Series 2002, 5.75%, 6/1/32                        194,010
                       Series 2003, 6.125%, 6/1/24                       470,355
                                                                     -----------
                                                                       2,200,577
                                                                     -----------
  NEW MEXICO (0.9%)
  2,955,000         NM MFA Forward Mortgage-Backed Series
                     1995E (GNMA collateralized), 6.95%,
                     1/1/26                                            3,166,519
                    NM Hsg. Auth. Region III Multifamily Hsg.
                     Rev. Series 2003A (Villa Del Oso Apts.
                     Proj.):
     65,000            2.55%, 7/1/04                                      65,006
    500,000            6.00%, 7/1/17                                     500,360
                                                                     -----------
                                                                       3,731,885
                                                                     -----------
  NEW YORK (0.4%)
    500,000         Brookhaven Industrial Dev. Agy. Civic
                     Fac. Rev. Series 2001 (Methodist
                     Retirement Cmty. Proj.) (LOC North
                     Fork Bank), 4.375%, 11/1/31                         524,825
    170,000         Monroe Co. Industrial Dev. Agy. Student
                     Hsg. Rev. Series 1999A (Collegiate Hsg.
                     Fdn. - Rochester Institute of
                     Technology Proj.), 4.90%, 4/1/09                    168,955
    700,000         NY Dorm Auth. Court Fac. Rev. Series
                     1993A, 5.375%, 5/15/16(5)                           713,419
    150,000         NY Dorm Auth. Rev. Series 2002 (FHA
                     insured), 4.00%, 2/1/12                             150,648
                                                                     -----------
                                                                       1,557,847
                                                                     -----------
  NORTH CAROLINA (0.2%)
                    NC Muni Power Agy. Rev. Refunding
                     Series 1992-1 (Catawba Elec. Proj.):
    350,000            6.00%, 1/1/04                                     357,094
    250,000            (MBIA insured), 6.00%, 1/1/04                     255,068
    265,000         Wilkes Co. G.O. Refunding Series 1993,
                     5.20%, 6/1/05                                       269,386
                                                                     -----------
                                                                         881,548
                                                                     -----------
  NORTH DAKOTA (0.2%)
    750,000         Mercer Co. Pollution Ctl. Rev.
                     Refunding Series 1992
                     (Montana-Dakota Utils. Co. Proj.)
                     (FGIC insured), 6.65%, 6/1/22                       768,188
                                                                     -----------

        See accompanying notes to portfolios of investments on page 56.       33

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  OHIO (2.0%)
                    Akron Certificates of Participation
                     Series 1996 (Akron Municipal Baseball
                     Stadium Proj.):
  1,000,000            6.50%, 12/1/07(5)                               1,094,530
  2,780,000            6.90%, 12/1/16(5)                               3,086,189
    295,000         Cleveland-Cuyahoga Port. Auth. Dev. Rev.
                     Series 1999A (Port of Cleveland Bond Fund
                     Capital Imprv. Proj.), 5.375%, 5/15/19              282,439
    750,000         Columbus School Dist. Energy Conservation
                     Impt. G.O. Series 1994, 4.25%, 8/1/03               751,913
  1,000,000         Lucas Co. Hlth. Care Fac. Rev. Series 2002
                     (Franciscan Care Ctr. Proj.)(LOC Bank
                     One), 4.10%, 3/1/27                               1,030,260
    600,000         Mahoning Co. Hlth. Care Fac. Rev.
                     Refunding Series 2002 (Copeland Oaks
                     Proj.) (LOC Sky Bank), 4.00%, 4/1/22                600,618
  1,250,000         OH Air Quality Dev. Auth. Rev. Series
                     1985A (Columbus Southern Pwr. Co. Proj.),
                     6.375%, 12/1/20                                   1,280,013
                                                                     -----------
                                                                       8,125,962
                                                                     -----------
  OKLAHOMA (1.2%)
  1,115,000         Muskogee Co. HFA Single Family Mtg. Rev.
                     Refunding 1990 Series A (FGIC insured)
                     Zero Coupon, 7.65% Effective Yield on
                     Purchase Date, 6/1/11                               611,132
    500,000         OK Co. Industrial Auth. Health Care Rev.
                     Series 1999 (Natl. Benevolent Assoc.),
                     5.50%, 2/1/29                                       369,910
    140,000         Payne Co. Home Loan Auth. Single Family
                     Rev. Refunding Series 1993A, 8.625%,
                     3/1/11                                              143,454
  1,320,000         Tulsa Industrial Auth. Educ. Fac. Rev.
                     Refunding Series 1999B (Holland Hall
                     School Proj.), 5.00%, 12/1/14                     1,376,879
  2,355,000         Tulsa Public Facilities Auth.
                     Recreational Fac. Rev. Series 1985,
                     6.20%, 11/1/12                                    2,464,555
                                                                     -----------
                                                                       4,965,930
                                                                     -----------
  OREGON (1.4%)
  3,705,000         Cow Creek Band Umpqua Tribe of Indians
                     Rev. Series 1998B (Ambac insured),
                     5.10%, 7/1/12                                     3,825,709
                    Klamath Falls Intercmnty. Hosp. Auth.
                     Rev. Refunding Series 2002 (Merle West
                     Med. Ctr. Proj.):
    250,000            4.80%, 9/1/07                                     263,605
    200,000            5.20%, 9/1/09                                     210,680
    500,000         Portland Hydroelectric Power Rev. Series
                     1979 (MBIA Insured), 7.00%, 10/1/16                 501,165
  1,000,000         OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev.
                     Series 2000K, 5.70%, 7/1/22                       1,052,700
     95,000         OR G.O. Refunding Series 1992B, 6.375%,
                     8/1/24                                               97,280
                                                                     -----------
                                                                       5,951,139
                                                                     -----------
  PENNSYLVANIA (7.4%)
  7,000,000         Armstrong Co. Hosp. Auth. Rev. Refunding
                     Series 1992A (St. Francis Med. Ctr.
                     Proj.) (Ambac insured), 6.25%, 6/1/13             7,166,320
                    Beaver Co. Industrial Dev. Auth.
                     Pollution Ctrl. Rev.:
    160,000            Series 1977 (St. Joe Minerals Corp.
                        Proj.), 6.00%, 5/1/07                            157,744
  1,150,000            Refunding Series 1995A (Toledo Edison
                        Proj.), 7.75%, 5/1/20                          1,253,603
                    Columbia Co. Hosp. Auth. Hlth. Care Rev.
                     Series 1999 (Bloomsburg Hosp. Obligated
                     Group Proj.):
    455,000            5.00%, 6/1/04                                     452,102
    810,000            4.75%,  7/1/06                                    806,809
  2,750,000            5.25%, 7/1/12                                   2,615,250
  1,000,000         Hazleton Hlth. Svc. Auth. Hosp. Rev.
                     Series 1997 (Hazleton General Hosp.
                     Proj.), 5.625%, 7/1/17                              972,230
                    Horizon Hosp. System Auth. Hosp. Rev.
                     Series 1996 (Horizon Hosp. Sys.):
    715,000            6.15%, 5/15/08                                    776,683
    710,000            6.25%, 5/15/09                                    767,411
  1,145,000            6.30%, 5/15/11                                  1,220,536
    250,000         Lancaster Industrial Dev. Auth. Rev.
                     Refunding Series 1992 (Union Camp Corp.
                     Proj.), 6.50%, 3/1/04                               258,305
    425,000         Lehigh Co. Gen. Purpose Auth. Hosp. Rev.
                     Series 1992 (St. Lukes Bethlehem Hosp.
                     Proj.) (Ambac insured), 6.25%, 7/1/22               435,098
34

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

    500,000         McKean Co. Hosp. Auth. Rev.
                     Refunding Series 1994 (Bradford Hosp.
                     Proj.) (ACA insured), 6.00%, 10/1/13                521,230
  1,320,000         New Wilmington Muni. Auth. College Rev.
                     Series 1998 (Westminister College), 5.05%,
                     3/1/12                                            1,358,518
                    PA Econ. Dev. Fin. Auth. Rev. Series 1998A
                     (Northwestern Human Services Proj.):
  2,265,000             5.25%, 6/1/09                                  2,118,115
  2,370,000             5.30%, 6/1/10                                  2,175,376
  2,485,000             5.35%, 6/1/11                                  2,244,005
                    PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev.
                     Series 1996A (Allegheny Delaware Valley
                     Obligated Group, Inc.)(MBIA insured):
    150,000             5.500%, 11/15/08                                 167,781
  3,890,000             5.875%, 11/15/16                               4,383,447
    270,000         PA Hgr. Educ. Fac. Auth. Rev. Series 2002
                     (Geneva College Proj.), 4.25%, 4/1/05               277,457
    500,000         Philadelphia Muni Auth. Rev. Refunding
                     Lease Series 1993D, 6.30%, 7/15/17(5)               512,325
                                                                     -----------
                                                                      30,640,345
                                                                     -----------
  PUERTO RICO (0.1%)
    250,000         Children's Tr. Fund Tobacco Securitization
                     Corp. Asset-Backed Rev. Series 2002,
                     5.375%, 5/15/33                                     229,299
                                                                     -----------
  RHODE ISLAND (0.3%)
  1,000,000         RI Hsg. & Mtg. Fin. Corp. Rental Hsg.
                     Program Rev. Series 1993A (Section 8),
                     5.65%, 10/1/08                                    1,021,380
    300,000         RI Hlth. & Educ. Bldg. Corp. Rev.
                     Series 1992 (Johnson & Wales Univ.)(Connie
                     Lee insured), 6.375%, 4/1/12                        306,000
                                                                     -----------
                                                                       1,327,380
                                                                     -----------
  SOUTH CAROLINA (1.2%)
    500,000         Darlington Co. Annual Tender Pollution Ctl.
                     Rev. Series 1983, (Carolina Pwr. &
                     Light Co. Proj.), 6.60%, 11/1/10                    517,055
  1,405,000         North Charleston Muni. Golf Course Mtg.
                     Rev. Series 1998, 5.00%, 5/1/09                   1,495,763
  3,000,000         Oconee Co. Pollution Control Rev. Refunding
                     Series 1993 (Duke Power Co. Proj.),
                     5.80%, 4/1/14                                     3,070,230
                                                                     -----------
                                                                       5,083,048
                                                                     -----------
  SOUTH DAKOTA (0.7%)
                    SD Hlth. & Educ. Fac. Auth. Rev (Sioux
                     Valley Hosp. & Health Sys. Proj.):
  2,250,000            Series 2001C (LOC US Bank), 4.85%,
                        11/1/19                                        2,377,102
    500,000            Series 2001E, 5.00%, 11/1/06                      541,435
                                                                     -----------
                                                                       2,918,537
                                                                     -----------
  TENNESSEE (3.5%)
                    Shelby Co. Hlth., Educ. & Hsg. Fac.
                     Board Multifamily  Hsg. Rev.: (CME
                     Memphis Apts. Proj.):
  1,850,000            Senior Series 1998A, 5.35%,
                        1/1/19(8)(9)                                     922,687
  7,875,000            Senior Series 1998A, 5.55%,
                        1/1/29(8)(9)                                   3,927,656
  1,630,000            Subordinate Series 1998C, 6.00%,
                        1/1/29(8)(9)                                      32,600
  1,000,000         (Eastwood Park Apts. Proj.):
                       Senior Series 1995 A2, 6.40%,
                        9/1/25(8)(9)                                     650,000
    405,000            Subordinate Series 1995C, 7.50%,
                        9/1/25(8)(9)                                     202,500
                    (Raleigh Forest & Sherwood Apts.
                     Proj.):
  2,670,000             Senior Series 1996A, 6.60%, 1/1/26(8)(9)       2,269,500
    610,000             Subordinate Series 1996C, 7.25%,
                         1/1/26(8)(9)                                    396,500
  5,530,000         (Raleigh Woods Apts. Proj.) Series 1997A
                      (GNMA collateralized), 7.75%, 3/20/27            6,147,590
                                                                     -----------
                                                                      14,549,033
                                                                     -----------

        See accompanying notes to portfolios of investments on page 56.       35

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  TEXAS (15.0%)
                    Austin Convention Enterprises, Inc.
                     (Convention Ctr.) Revenue:
  1,350,000            Series 2001A (Convention Center),
                        6.375%, 1/1/16                                 1,392,147
    850,000            Series 2001B (ZC Specialty Ins. Co.),
                        5.75%, 1/1/16                                    919,386
  1,000,000         Bell Co. Hlth. Fac. Dev. Corp. Retirement
                     Fac. Rev. Series 1998 (Buckner Retirement
                     Services, Inc. Obligated Group, Proj.),
                     5.00%, 11/15/11                                   1,029,700
    500,000         Beaumont HA Multifamily Mtg. Rev. Series
                     1993A (Section 8):
                        6.65%, 11/1/07                                   498,020
    590,000             6.75%, 11/1/10                                   583,085
                    Bexar Co. HFC Multifamily Hsg. Rev.:
    585,000           Subordinated Series 2000C (Honey Creek
                       Apts. Proj.), 8.00%, 4/1/30                       582,438
    190,000           Subordinated Series 2001B (American Oppty.
                       Hsg. Dublin Kingswood & Waterford Apts.
                       Proj.), 7.50%, 12/1/14                            193,317
    635,000           Subordinated Series 2001C (American Oppty.
                       Hsg. Colinas Proj.), 7.50%, 1/1/13                648,075
    200,000           Senior Series 2002A1 (American Oppty. Hsg.
                       Cinnamon Creek Proj.), 5.75%, 12/1/13             199,824
    145,000           Subordinated Series 2002B (American Oppty.
                       Hsg. Cinnamon Creek Proj.), 7.25%, 1/1/14         144,980
    250,000         Bluebonnet Trails Cmty. Mental Hlth. & Mental
                     Retardation Rev. Series 2001, 5.50%, 12/1/09        262,513
    500,000         Brazos River Auth. Rev. Refunding Series 1995
                     (Houston Light & Pwr. Co.)(MBIA insured),
                     5.80%, 8/1/15                                       501,715
  1,090,000         Dallas Hsg. Corp. Capital Program Revenue
                     Bonds:
                      Series 1995A (Estell Village Apts.)
                       (Section 8), 7.875%, 12/1/09                    1,092,071
  1,070,000           Series 1995 (Cedar Glen Apts.)
                       (Section 8), 7.75%, 12/1/09                     1,071,819
  6,343,000         Dallas HFC Multifamily Mtg. Rev. Series
                     1998A (GNMA collateralized) (Towne Ctr.
                      Apts. Proj.), 6.75%, 10/20/32                    7,040,603
  1,000,000         Galveston Special Contract Refunding Rev.
                     Series 1998 (Farmland Industries, Inc.
                     Proj.), 5.50%, 5/1/15                               673,400
    500,000         Gregg Co. Hlth. Fac. Dev. Corp. Hosp. Rev.
                     Series 2002A (Good Shepherd Med Ctr.
                     Proj.), 5.00%, 10/1/07                              517,595
    130,000         Houston HFC Single Family Mtg. Rev.
                     Refunding Series 1996B-1, 8.00%, 6/1/14             133,826
                    Houston Water & Sewer Sys. Rev. Series
                     1991B:
    440,000            6.75%, 12/1/08                                    446,332
  6,920,000            6.375%, 12/1/10                                 7,126,908
  1,300,000         Matagorda Co. Nav. Dist. No. 1 Rev.
                     Refunding Series 1995 (Houston Light &
                     Power Co.) (MBIA insured), 5.80%,
                     10/15/15                                          1,329,250
                    Midland HFC Single Family Mtg. Rev.
                     Refunding:
    169,785            Series 1992 A-2, 8.45%, 12/1/11                   182,755
     81,196            Series 1992 B2, 8.15%, 12/1/11                     85,441
                    Mesquite Hlth. Fac. Dev. Corp. Retirement
                     Fac. Rev. (Christian Care Ctr. Proj.):
                      Series 1996A:
  1,000,000            6.30%, 2/15/12                                    991,480
  1,000,000            6.40%, 2/15/16                                    988,440
  1,000,000           Series 2000A, 7.00%, 2/15/10                     1,033,170
  7,272,000         Nortex Hsg. Fin. Corp. Multifamily Hsg.
                     Rev. Series 1999 (GNMA collateralized)
                     (Highland Oaks Apts. Proj.), 6.75%,
                     9/20/32                                           8,091,118
    408,965         Odessa HFC Single Family Mtg. Rev.
                     Refunding Series 1992B Class B-2,
                      8.125%, 11/1/11                                    425,638
                    Panhandle Regional HFC Multifamily Hsg.
                     Rev. (Canterbury, Puckett Place, River
                     Falls and Three Fountains Proj.):
    475,000            Senior Series 2000A, 6.25%, 3/1/10                489,735
    500,000            Senior Series 2000A, 6.625%, 3/1/20               514,355
  1,720,000            Subordinate Series 2000C, 8.125%,
                        3/1/31                                         1,700,168
    420,000         Rio Grande Valley Hlth. Fac. Dev. Corp.
                     Hosp. Rev. Series 1992A (Valley Baptist
                     Med. Ctr. Proj.) (MBIA insured), 6.375%,
                     8/1/22                                              429,836

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  1,500,000         Rio Grande Valley Hlth. Fac. Dev. Corp.
                     Retirement Fac. Rev. Series 1992B
                     (Golden Palms Retirement & Hlth. Ctr.
                     Proj.)(MBIA insured), 6.40%, 8/1/12               1,535,160
                    Tarrant Co. Hlth. Fac. Dev. Corp. Hosp.
                     Rev. Series 2000 (Adventist Hlth. Sys.
                     Proj.):
    460,000            5.70%, 11/15/03                                   470,948
    490,000            5.75%, 11/15/04                                   517,396
    515,000            5.80%, 11/15/05                                   557,941
                    Tarrant Co. HFC Multifamily Hsg. Rev:
    530,000          Senior Series 2001A (Westridge Apts.
                      Proj.), 5.50%, 6/1/11                              543,976
    500,000          Subordinate Series 2001C (Crossroads
                      Apt. Proj.), 7.25%, 12/1/36                        497,430
                    TX Affordable Hsg. Corp. Multifamily
                     Hsg. Rev:
    345,000            Senior Series 2001A (Ashton Place &
                        Woodstock Apts. Proj.), 5.50%, 8/1/11            353,777
  1,375,000            Senior Series 2001A (NHT / GTEX Proj.)
                        (MBIA insured), 4.10%, 10/1/08                 1,450,804
    870,000            Junior Series 2001B (NHT / GTEX Proj.),
                        6.75%, 10/1/16                                   866,198
                       Senior Series 2001A (HIC
  1,205,000             Arborstone/Baybrook Crescent Oaks
                        Dev. Proj.), 4.00%, 11/1/06                    1,220,075
    445,000            Junior Series 2002B (American Oppty.
                        Hsg. Proj.), 7.375%, 9/1/14                      447,002
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily
                     Hsg. Rev.:
    850,000            Senior Series 1996A (Harbors & Plumtree
                        Apts. Proj.), 6.35%, 7/1/16                      894,965
  3,610,000            Senior Series 1996A (Harbors & Plumtree
                        Apts. Proj.), 6.45%, 7/1/26                    3,749,851
    900,000            Subordinate Series 1996C (Harbors &
                        Plumtree Apts. Proj.), 7.375%, 7/1/26            897,372
  2,965,000            Senior Series 1996A (NHP Foundation -
                        Asmara Apts. Proj.), 6.40%, 1/1/27             3,074,023
    600,000         TX Public Property Fin. Corp. Mental Hlth.
                     & Mental Retardation Rev. Series 1996,
                     6.20%, 9/1/16                                       611,850
                    TX Student Hsg. Corp. Senior Rev. Series
                     2001 (Univ. of North Texas Proj.):
    750,000            5.00%, 7/1/07                                     751,080
    600,000            6.00%, 7/1/11                                     601,482
                    Victoria Hosp. Rev. Series 1999 (Citizens
                     Med. Ctr. Proj.):
    870,000            4.80%, 2/15/06                                    881,736
  1,020,000            5.00%, 2/15/08                                  1,033,393
                                                                     -----------
                                                                      62,275,599
                                                                     -----------
  UTAH (1.3%)
    725,000         Eagle Mountain Water & Sewer Rev. Refunding
                     Series 2000 (ACA insured), 5.60%, 11/15/13          787,952
                    Ogden Neighborhood Dev. Agency Tax Increment
                     Rev:
  3,245,000            Series 1990A (25th Street Proj.) (LOC
                        Sumitomo Bank), Zero Coupon, 5.55%
                        Effective Yield on Purchase Date,
                        12/30/05                                       2,972,193
    120,000            Series 1990B (Wash. Blvd Proj.)(LOC
                        Sumitomo Bank), Zero Coupon, 4.255%
                        Effective Yield on Purchase Date,
                        12/30/05                                         109,912
                    Salt Lake Co. College Rev. Series 1999
                     (Westminister College Proj.):
    120,000             5.15%, 10/1/11                                   124,997
    125,000             5.20%, 10/1/12                                   129,551
    130,000             5.25%, 10/1/13                                   134,226
  1,160,000         UT Hsg. Finance Agy. Multifamily Refunding
                     Rev. Series 1996A (Section 8) (FHA insured),
                     6.10%, 7/1/22                                     1,199,568
                                                                     -----------
                                                                       5,458,399
                                                                     -----------
  VERMONT (0.2%)
                    VT Educ. & Hlth. Bldgs. Financing Agency
                     Rev.:
    420,000            Series 1998 (Norwich Univ. Proj.),
                        5.13%, 7/1/09                                    440,899
    250,000            Series 2002A (Developmental & Mental
                        Hlth. Proj.), 4.375%, 6/15/07                    250,032
                                                                     -----------
                                                                         690,931
                                                                     -----------

        See accompanying notes to portfolios of investments on page 56.       37

SIT TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  VIRGINIA (0.7%)
    250,000         Chesterfield Co. Industrial Dev.
                     Auth. Pollution Ctrl. Rev. Series
                     1987A Rmktg. (VA Elec. & Power Co.
                     Proj.), 5.875%, 6/1/17                              264,342
    350,000         Louisa Industrial Dev. Auth. Pollution
                     Ctrl. Rev. Series 1985 Rmktg. (VA Elec.
                     & Power Co. Proj.), 5.25%, 12/1/08                  368,613
  2,000,000         Norfolk Industrial Dev. Auth. Hosp. Rev.
                     Refunding Series 1994A (Sentara Hosp.
                     Proj.), 6.50%, 11/1/13                            2,179,280
                                                                     -----------
                                                                       2,812,235
                                                                     -----------
  WASHINGTON (0.6%)
                    Energy Northwest Wind Proj. Rev.:
    500,000           Series 2001A, 4.75%, 7/1/07                        521,445
    200,000           Series 2001B, 4.55%, 7/1/06                        208,388
    400,000         Grant Co. Public Hosp. Dist. #1 Rev.
                     Series 1998 (Samaritan Hosp. Proj.)
                     (Radian Asset Assurance), 5.25%, 9/1/13             421,688
    275,000         Kitsap Co. Consolidated Hsg. Auth. Rev.
                     Series 1994 (Vikings Crest Proj.),
                     6.25%, 5/1/24                                       275,778
  1,000,000         WA HFC Nonprofit Housing Revenue Series
                     1995A (Judson Park Proj.)(LOC US Bk.
                     Wash.), 6.90%, 7/1/16                             1,015,600
                                                                     -----------
                                                                       2,442,899
                                                                     -----------
  WEST VIRGINIA (0.6%)
  1,850,000         Mason Co. Residual Rev. Series 1992C
                     Zero Coupon, 7.58% Effective Yield on
                     Purchase Date, 7/10/14                              810,004
  2,780,000         Ohio Co. Residual Rev. Series 1992C Zero
                     Coupon, 7.43% Effective Yield on
                     Purchase Date, 7/10/14                            1,216,055
    500,000         Putnam Co. Pollution Ctrl. Rev. Series
                     1992C (Appalachian Pwr. Co. Proj.),
                     6.60%, 7/1/19                                       508,175
                                                                     -----------
                                                                       2,534,234
                                                                     -----------
  WISCONSIN (4.3%)
  4,825,000         Badger Tobacco Asset Securitization Corp.
                     Asset-Backed Rev. Series 2002, 6.125%,
                     6/1/27                                            4,335,697
    100,000         WI Hsg. & Econ. Dev. Auth. Home Ownership
                     Rev. Series 1997A, 6.00%, 3/1/17                    106,635
  2,335,000         WI G.O. Unlimited TaxRefunding Series
                     1995-2, 5.50%, 11/1/11                            2,544,660
  1,000,000         WI HEDA Hsg. Rev. Series 1993C (MBIA
                     insured)(Section 8), 5.80%, 11/1/13               1,028,360
                    WI Hlth. & Educ. Fac. Auth. Rev. (FH Hlth.
                     Care Dev. Inc Proj.):
  1,395,000            Series 1999, 5.25%, 11/15/04                    1,439,542
  1,020,000            Series 1999, 5.625%, 11/15/09                   1,092,583
                    WI Hlth. & Educ. Fac. Auth. Rev.:
    140,000            Series 1992 (Mercy Hosp. Of Janesville
                        Proj.), 6.60%, 8/15/22                           142,801
  1,440,000            Series 1996 (Meriter Hosp., Inc. Proj.),
                        6.00%, 12/1/06                                 1,523,765
                    Series 1999 (Kenosha Hosp. & Med. Ctr.,
                     Inc. Proj.):
    670,000             5.00%, 5/15/06                                   717,302
    705,000             5.10%, 5/15/07                                   759,285
    740,000             5.15%, 5/15/08                                   796,018
    820,000             5.35%, 5/15/10                                   879,196
    865,000             5.45%, 5/15/11                                   918,993
                    Series 2001 (Agnesian Healthcare, Inc. Proj.):
    110,000             5.00%, 7/1/04                                    114,119
    125,000             5.00%, 7/1/05                                    132,469
    150,000             5.00%, 7/1/06                                    161,047
    200,000             5.00%, 7/1/07                                    215,344
    550,000         Series 2001 (Froedert & Cmnty Hlth. Oblig.),
                     5.125%, 10/1/06                                     595,793
    500,000         Series 2001B (Marshfield Clinic), 5.25%,
                     2/15/05                                             522,735
                                                                     -----------
                                                                      18,026,344
                                                                     -----------

Total municipal bonds (cost: $404,435,919)                           399,267,116
                                                                     -----------

--------------------------------------------------------------------------[LOGO]

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

CLOSED-END MUTUAL FUNDS (2.0%)(2)
     70,900         American Municipal Term Trust III 2003               753,667
     37,100         Blackrock CA Insured Municipal Term
                     Trust 2008                                          614,005
    311,800         Blackrock Insured Municipal Term Trust
                     2008                                              5,269,420
     18,100         Blackrock Insured NY Municipal Term
                     Trust 2008                                          296,478
     56,700         Blackrock Insured Municipal Term Trust
                     2010                                                628,803
     65,000         Blackrock Municipal Target Term Trust
                     2006                                                709,150
                                                                    ------------
Total closed-end mutual funds (cost: $7,663,928)                       8,271,523
                                                                    ------------

SHORT-TERM SECURITIES (1.0%)(2)
  4,100,381         Dreyfus Tax-Exempt Cash Management
                     Fund, 0.97%                                       4,100,381
     10,000         Northern Institutional Tax-Exempt,
                     0.90%                                                10,000
                                                                    ------------
Total short-term securities (cost: $4,110,381)                         4,110,381
                                                                    ------------
Total investments in securities (cost:  $416,210,228)(7)            $411,649,020
                                                                    ============





        See accompanying notes to portfolios of investments on page 56.       39

        SIT MINNESOTA TAX-FREE INCOME FUND
        ONE YEAR ENDED MARCH 31, 2003
[PHOTO]-------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        MICHAEL C. BRILLEY  o  DEBRA A. SIT, CFA  o  PAUL J. JUNGQUIST, CFA

  The Minnesota Tax Free Income Fund earned a +7.1% total return over the past fiscal year and a return of +1.0 % for the three-month period, compared to the Lehman 5-Year Municipal Bond Index returns of +9.9% and +1.1% and for the one-year and three-month periods, respectively, ended March 31, 2003.

YIELDS REMAIN ATTRACTIVE
  The Fund's 30-day SEC yield was 4.55% as of March 31st and its 12-month distribution rate was 4.63%. Our after-tax yields are particularly attractive. Yields declined through September 2002, but have been relatively stable since then.

POISED TO OUTPERFORM IF RATES RISE
  The Fund's duration is slightly shorter than our benchmarks and has been relatively stable over the past 12 months. The Fund's structure has also been relatively stable. Unlike recent record supply in the national market, municipal bond issuance in Minnesota has been relatively light. As a result, the Fund's cash position has increased over the past year. This defensive positioning will allow us to exploit anticipated higher-yielding opportunities in the coming year.

STRONG RETURNS ACROSS MOST SECTORS
  Our holdings in the hospital and other revenue sectors have been strong in recent periods. Prices have improved in the hospital sector, despite heavy issuance, as issues have improved profitability rather than increasing bed capacity. The lowest total returns were earned in the industrial/ pollution control sectors, which was hampered by falling prices for excess electric capacity. In addition, our 4% weighting in tobacco settlement revenue bonds has been hurt by heavy issuance and by an adverse court decision in Illinois during late March, which we expect to be resolved with only a minor impact on the portfolio.

POSITIONED FOR MODERATE RATE INCREASES
  Our defensive structure anticipates improving economic growth during the second half of 2003. We believe that the combination of diminished war worries, recent government spending, and very low interest rates will begin to stimulate modest growth. We expect short-term interest rates to remain stable throughout 2003. However, we expect enough growth to cause intermediate and longer-term municipal bond yields to begin rising later this year as investors anticipate a Federal Reserve shift to an upward rate bias next year.

                       INVESTMENT OBJECTIVE AND STRATEGY

  The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

  During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.

                               PORTFOLIO SUMMARY

               Net Asset Value   3/31/03:    $10.22 Per Share
                                 3/31/02:     $9.99 Per Share
                        Total Net Assets:   $219.4  Million
                        30-day SEC Yield:      4.55%
                    Tax Equivalent Yield:      8.04%(1)
              12-Month Distribution Rate:      4.63%
                        Average Maturity:      13.4 Years
         Duration to Estimated Avg. Life:      4.8 Years(2)
                 Implied Duration:             3.7 Years(2)

(1) For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(2) See next page.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Multifamily Mortgage
                                         Revenue  33.7
                                 Hospital/Health
                                    Care Revenue  14.1
                             Industrial Revenue/
                               Pollution Control   8.5
                                   Single Family
                                Mortgage Revenue   8.3
                             Other Revenue Bonds   6.8
                                         Insured   5.7
                          Sectors less than 4.0%  10.2
                                    Cash & Other
                                      Net Assets  12.7

--------------------------------------------------------------------------[LOGO]

                         AVERAGE ANNUAL TOTAL RETURNS*

                           SIT            LEHMAN         LIPPER
                       MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                       INCOME FUND     BOND INDEX       FUND AVG.
                       -----------     ----------       ---------
            3 Month**      1.01%           1.11%           1.26%
            6 Month**      1.81            1.97             n/a
            1 Year         7.14            9.85            8.42
            3 Years        6.76            7.70            6.97
            5 Years        4.53            5.91            4.70
            Inception      5.55            5.65            5.16
            (12/1/93)

                           CUMULATIVE TOTAL RETURNS*

                           SIT            LEHMAN         LIPPER
                       MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                       INCOME FUND     BOND INDEX       FUND AVG.
                       -----------     ----------       ---------
            1 Year         7.14%           9.85%           8.42%
            3 Years       21.68           24.91           22.41
            5 Years       24.82           33.23           25.81
            Inception     65.53           67.08           59.99
               (12/1/93)

*AS OF 3/31/03.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                               GROWTH OF $10,000

                               [PLOT POINT CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/03 would have grown to $16,553 in the Fund or $16,708 in the Lehman 5-year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                               Other Assets
                            and Liabilities  12.7%
                                        AAA  13.6%
                                         AA   9.6%
                                          A  21.0%
                                  Not Rated  33.5%
                              Less Than BBB   1.9%
                                        BBB   7.7%

                                  Assessment of
                              Non-Rated Securities

                                        AAA   3.9%
                                         AA   2.5
                                          A   4.7
                                        BBB  12.9
                                         BB   8.9
                               Less Than BB   0.6
                                             ----
                                      Total  33.5%

                           LOWER OF MOODY'S S&P, FITCH
                         OR DUFF & PHELPS RATINGS USED.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  MUNICIPAL BONDS (86.8%)(2)
    EDUCATION/STUDENT LOAN (3.5%)
                    Minnesota Higher Educ. Fac. Auth. Rev.:
    425,000           Series 1996-4F1 (Augsburg College),
                       6.25%, 5/1/23                                     446,786
    750,000           Series 1997-4L (St. John's University),
                       5.35%, 10/1/17                                    779,363
    750,000           Series 1998-4T (College of St.
                       Benedict), 5.35%, 3/1/20                          758,617
    458,000           Lease Rev. Series 1999-5A (Concordia
                        University), 5.25%, 4/25/14                      462,887
    700,000           Series 1999-4Y (Augsburg College),
                       5.05%, 10/1/13                                    727,888
    275,000           Series 1999-4Z (Northwestern Hlth.
                       Services University), 5.20%, 10/1/13              280,184
    100,000           Series 2000-5D (College Art & Design),
                       5.75%, 5/1/08                                     109,562
    110,000           Refunding Series 2001-5J (St.
                       Scholastica), 4.625%, 12/1/05                     116,312
    450,000           Series 2002-5N1 (St. Catherine), 3.00%,
                       10/1/03                                           453,123
    420,000           Series 2002-5N1 (St. Catherine), 3.00%,
                       10/1/04                                           427,804

                    St. Paul Hsg. & Redev. Auth. Lease Rev.:
    930,000           Series 1999 (ACORN Dual Language Academy
                       Proj.), 6.30%, 11/1/17                            881,584
    400,000           Series 2001A (Cmty. of Peace Academy
                       Proj.), 6.375%, 12/1/11                           409,708
    750,000           Series 2001A (Cmty. of Peace Academy
                       Proj.), 7.00%, 12/1/15                            778,695
    350,000           Series 2001A (Cmty. of Peace Academy
                       Proj.), 7.375%, 12/1/19                           364,420
    415,000           Series 2002A (New Spirit Charter School
                       Proj.), 6.50%, 12/1/12                            412,896
    100,000         Victoria Private School Fac. Rev. Series
                     1999A (Holy Family Catholic H.S. Proj.),
                     5.20%, 9/1/11                                        99,457
    165,000         Winona Port. Auth. Lease Rev. Series 1999A
                     (Bluffview Montessori School Proj.),
                     8.00%, 12/1/24                                      175,268
                                                                     -----------
                                                                       7,684,554
                                                                     -----------
  ESCROWED TO MATURITY/PREREFUNDED (1.0%)
    100,000         Anoka Industrial Dev. Rev. Series 1994
                     (Lund Industries Inc. Proj.), 6.40%,
                     9/1/03(4)                                           102,026
                    Fergus Falls Health Care Facs. Rev.
                     (Lake Region Hosp. Corp. Proj.):
    215,000            Refunding Series 1993A, 6.25%, 9/1/04             223,710
     10,000            Refunding Series 1993A, 6.50%, 9/1/18              10,415
     10,000            Series 1993B, 6.50%, 9/1/18                        10,415
    945,000         Puerto Rico Childrens Trust Fund Tobacco
                     Settlement Rev. Series 2000, 5.75%,
                     7/1/20                                            1,054,828
                    Red Wing Hlth. Care Ctr. Fac. Rev.
                     Refunding (River Region Obligated
                     Group):
    125,000            Series 1993A, 6.20%, 9/1/05                       130,075
    130,000            Series 1993A, 6.30%, 9/1/06                       135,333
    200,000            Series 1993B, 6.20%, 9/1/05                       221,872
    300,000         St. Paul Sewer Rev. Refunding Series 1993
                     (Ambac insured), 5.60%, 12/1/08                     302,256
                                                                     -----------
                                                                       2,190,930
                                                                     -----------
  GENERAL OBLIGATION (0.8%)
    540,000         Carver Co. Hsg. & Redev. Auth. Hsg. & Dev.
                     Gross Rev. Ltd.Tax G.O. (Chanhassen Apts.
                     Proj.), 7.00%, 1/1/25                               554,126
    100,000         Hopkins Redev. Refunding G.O. Series 1993C,
                     4.60%, 2/1/09                                       100,128
     60,000         MN G.O. Series 1993, 5.30%, 4/1/07                    61,257
  1,000,000         St. Paul ISD No. 625 G.O. Series 1997A,
                     5.125%, 2/1/15                                    1,058,370
                                                                     -----------
                                                                       1,773,881
                                                                     -----------

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  HOSPITAL/HEALTH CARE (14.1%)
                    Aitkin Hlth. Care Fac. Rev. Series 2001
                     (Riverwood Hlth. Care Ctr. Proj.):
    250,000           6.00%, 2/1/06                                      252,610
    250,000           6.25%, 2/1/07                                      253,425
                    Alexandria Hlth. Care Fac. Rev. Series
                     2002B (BSM Property - Bethany Home
                     Proj.):
    375,000           4.65%, 7/1/06                                      375,109
    375,000           4.95%, 7/1/07                                      375,060
    700,000         Bemidji Hosp. Fac. Rev. Refunding Series
                     1996 (North Country Hlth. Proj.),
                     5.625%, 9/1/21                                      704,011
                    Brooklyn Center Hlth. Care Fac. Rev.
                     Series 1993 (Maranatha Proj.):
     50,000           6.75%, 12/1/05                                      49,778
    500,000           7.50%, 12/1/10                                     494,780
    200,000           7.60%, 12/1/18                                     194,106
    440,000         Cambridge Hsg. & Hlth. Care Fac. Rev.
                     Series 1998C (Grandview West Proj.),
                     5.25%, 10/1/08                                      425,132
  1,290,000         Cokato Sr. Hsg. Rev. Series 1996 (Cokato
                     Charitable Trust Proj.), 7.00%, 12/1/19           1,274,855
  1,205,000         Columbia Heights Multifamily & Health Care
                     Fac. Rev.  Series 1998 (Crest View Corp.
                     Proj.), 5.75%, 9/1/11                             1,184,467
                    Crookston Nursing Home & Multifamily Hsg.
                     Rev Series 2002A (Villa St. Vincent Proj.):
    100,000           4.75%, 9/1/08                                      100,091
     75,000           5.50%, 9/1/11                                       74,434
  1,000,000         Cuyuna Range Hosp. Dist. Hlth. Fac. Gross
                     Rev. Series 1999A, 6.00%, 6/1/19                    978,660
  1,000,000         Dakota Co. Hsg. & Redev. Auth. Hlth. Care
                     Fac. Rev. Refunding Series 1997 (South
                     Suburban Medical Ctr. Proj.), 6.75%,
                     8/1/17(8)(9)                                        583,350
  3,000,000         Duluth Econ. Dev. Auth. Hlth. Care Fac.
                     Rev. Series 2002 (St. Luke's Hosp.
                     Proj.), 6.00%, 6/15/12                            2,990,670
  1,000,000         Elk River Rev. Series 1998 (Care Choice
                     Member Proj.), 5.60%, 8/1/13                        945,150
    400,000         Fergus Falls Hlth. Care Fac. Auth. Rev.
                     Series 1995 (Lake Region Hosp. Corp.),
                     6.40%, 12/1/15                                      411,888
                    Hastings Hlth. Care Fac. Rev. Series 1998
                     (Augustana Home of Hastings Proj.):
    115,000           5.10%, 11/1/09                                     112,625
    120,000           5.20%, 11/1/10                                     116,098
    135,000           5.40%, 11/1/12                                     130,278
    140,000           5.50%, 11/1/13                                     134,947
    540,000         Hopkins Hlth. Care Fac. Rev. Series 1999
                     (Augustana Chapel View Homes, Inc.
                     Proj.),  6.00%, 3/1/14                              499,608
  1,685,000         Maplewood Hlth. Care Fac. Rev. (Volunteers
                     of America Care Ctrs. Proj.), 7.375%,
                     10/1/12                                           1,704,832
                    Marshall Medical Center Gross Rev. Series
                     1999 (Weiner Memorial Medical Center Proj.):
    305,000           5.65%, 11/1/13                                     310,615
    320,000           5.70%, 11/1/14                                     324,570
    150,000         Minneapolis & St. Paul Hsg. & Redev. Auth.
                     Hlth. Care System Series 1992 (Group Health
                     Plan, Inc. Proj.), 6.90%, 10/15/22                  152,037
  1,045,000         Minneapolis Hlth. Care Fac. Rev. Series 1993
                     (St. Olaf Res. Proj.), 7.00%,10/1/18              1,012,427
  1,000,000         Minneapolis Hlth. Care Fac. Rev. Series 1998A
                     (Benchmark Hlth. Care Proj.), 6.625%,
                     12/1/28(8)(9)                                       607,760
    945,000         Minneapolis Hlth. Care Fac. Rev. Series
                    1999 (Shelter Care Foundation Proj.),
                    6.00%, 4/1/10                                        932,290
                    MN Agr. & Econ. Dev. Board Hlth. Care Rev.
                     Series 1999 (Benedictine Care Centers
                     Proj.):
    115,000           5.45%, 2/1/09                                      116,612
    120,000           5.45%, 8/1/09                                      121,547

        See accompanying notes to portfolios of investments on page 56.       43

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

    120,000           5.50%, 2/1/10                                      120,948
    125,000           5.50%, 8/1/10                                      125,634
                    MN Agr. & Econ. Dev. Board Rev. Series
                     2000 (Evangelical Lutheran Good
                     Samaritan Society Proj.):
    410,000           5.80%, 8/1/08                                      449,807
    750,000           6.55%, 8/1/16                                      825,465
                    MN Agr. & Econ. Dev. Board Rev. Series
                     2002 (Evangelical Lutheran Good
                     Samaritan Society Proj.):
    320,000           3.85%, 2/1/04                                      324,355
    230,000           4.35%, 2/1/05                                      237,705
    220,000           5.50%, 2/1/12                                      232,947
                    MN Agr. & Econ. Dev. Board Rev. Series
                     2000A (Fairview Hlth. Care Sys. Proj.):
    500,000           6.00%, 11/15/03                                    513,010
    500,000           5.625%. 11/15/04                                   527,625
    645,000           5.625%. 11/15/05                                   697,368
    590,000           5.70%, 11/15/06                                    649,342
  1,080,000         Northfield Hospital Rev. Series 2001C,
                     6.00%, 11/1/13                                    1,133,060
    650,000         Olmsted Co. Hlth. Care Fac. Rev. Series
                     1998 (Olmsted Medical Ctr. Proj.),
                     5.45%, 7/1/13                                       673,010
                    St. Paul Hsg. & Redev. Auth. Hlth. Care
                     Rev. Series 1998 (Regions Hosp. Proj.):
    800,000           5.00%, 5/15/08                                     841,568
    250,000           5.00%, 5/15/10                                     257,058
  1,340,000           5.20%, 5/15/13                                   1,356,589
  2,000,000           5.25%, 5/15/18                                   1,949,580
    960,000         St. Paul Hsg. & Redev. Auth. Nursing
                     Home Dev. Rev. Refunding Series 1996C
                     (Franciscan Hlth. Cmmty. Proj., St.
                     Mary's Home), 7.00%, 7/1/21                         933,878
    400,000         St. Paul Hsg. & Redev. Auth. Hlth. Care
                     Rev. Series 2001A (Model Cities Hlth.
                     Ctr. Proj.), 6.50%, 11/1/11                         397,976
    820,000         Wadena Co. Hlth. Care Fac. Rev. Series
                     1994B, 7.45%, 9/1/15                                835,941
                                                                     -----------
                                                                      31,026,688
                                                                     -----------
  INDUSTRIAL/POLLUTION CONTROL (8.5%)
    140,000         Anoka Co. Res. Recovery Rev. Refunding
                     Series 1999 (Northern States Power
                     Co.), 4.35%, 12/1/04                                142,394
  2,710,000         Anoka Co. Solid Waste Disp. Rev. Series
                     1987A (Natl. Rural Util. Proj.), 6.95%,
                     12/1/08(4)                                        2,745,853
    300,000         Bass Brook Pollution Ctrl. Rev. Refunding
                     Series 1992 (MN Power & Light Co. Proj.),
                     6.00%, 7/1/22                                       304,581
    910,000         East Grand Forks Industrial Dev. Rev.
                     Refunding Series 2001B (Am. Crystal
                     Sugar Proj.), 5.40%, 4/1/11                         975,438
    445,000         Guam Economic Dev. Auth. Tobacco
                     Settlement Asset-Backed Series 2001A,
                     5.00%, 5/15/22                                      436,914
  1,000,000         Guam Econ. Dev. Auth. Tobacco Settlement
                     Asset-Backed Rev. Series 2001B, Zero
                     Coupon, 5.20% Effective Yield on
                     Purchase Date, 5/15/15                              753,150
  1,500,000         Hugo Industial Dev. Rev. Refunding Series
                     2002 (MN Union Builders Proj.), 7.75%,
                     3/1/17(4)                                         1,490,790
                    MN Agricultural & Econ. Dev. Board Small
                     Business Dev. Loan Program Rev.:
    500,000           Series 1997C Lot 3 (DynaGraphics),
                       6.20%, 8/1/09(4)                                  508,160
    200,000           Series 2002A Lot 1, 2.75%, 8/1/03(4)               200,424
    150,000           Series 2002A Lot 1, 3.15%, 8/1/04(4)               151,721
    155,000           Series 2002A Lot 1, 3.65%, 8/1/05(4)               158,531
    210,000         Medina Industrial Dev. Rev. Refunding
                     Series 1998 (Temroc Metals, Inc.
                     Proj.), 5.10%, 10/1/05(4)                           220,907
                    Owatonna Industrial Dev. Rev. Series
                     1997:
    280,000           7.25%, 5/1/14(4)                                   263,847
    505,000           7.375%, 5/1/17(4)                                  476,740

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

    525,000         Puerto Rico Tourist, Educational,
                     Medical and Environmental Control
                     Fac. Financing Auth. Industrial Rev.
                     Series 1998A (Guaynabo Warehouse for
                     Emergencies Proj.), 4.35%, 7/1/06                   556,301
                    Puerto Rico Childrens Trust Fund
                     Tobacco Settlement Rev.:
  4,000,000           Series 2002, 5.375%, 5/15/33                     3,668,800
  1,000,000           Series 2002, 5.50%, 5/15/39                        892,910
     80,000         Ramsey & Washington Cos. Res. Recovery
                     Refunding Rev. Series 1999 (NSP Co.
                     Proj.), 3.75%, 12/1/03                               80,293
    200,000         Richfield Cmty. Dev. Rev. Refunding
                     1994 (Richfield Shoppes Proj.),
                     8.375%, 10/1/05                                     204,386
    275,000         Sauk Centre Industrial Dev. Rev. Series
                     1998 (Seluemed LLP Proj.)(LOC US Bank),
                     5.75%, 4/1/18(4)                                    276,441
  1,500,000         Seaway Port Auth. (Duluth) Industrial
                     Dev. Dock & Wharf Rev. Refunding
                     Series 1992B (Cargill Inc. Proj.),
                     6.80%, 5/1/12                                     1,548,300
    500,000         St. Paul Hsg. & Redev. Auth. District
                     Cooling Rev. Series 1998J, 5.35%, 3/1/18            520,945
    380,000         St. Paul Port Authority Hotel Fac. Rev.
                     Series 1999-2 (Radisson Kellogg Proj.),
                     6.375%, 8/1/03                                      379,920
  1,960,000         Virgin Islands Tobacco Settlement
                     Financing Corp. Asset-Backed Rev.
                     Series 2001, 5.00%, 5/15/21                       1,787,500
                                                                     -----------
                                                                      18,745,246
                                                                     -----------
  INSURED (5.7%)
  2,500,000         Duluth Econ. Dev. Auth. Hlth. Care
                     Fac. Rev. Series 1993C (Benedictine
                     Health System - St. Mary Medical Ctr.
                     Proj.)(Connie Lee insured), 5.875%,
                     2/15/08                                           2,556,125
    565,000         Hastings Hlth. Care Fac. Rev. Series 1998
                     (Regina Med. Ctr.)(ACA insured), 5.25%,
                     9/15/18                                             576,249
    195,000         MN HFA Rental Hsg. Series 1995D (MBIA
                     insured), 5.15%, 2/1/04                             200,318
     45,000         MN HFA Single Family Mtg. Rev. Series
                     1994D (Ambac insured), 4.70%, 7/1/03                 45,395
  1,650,000         Minneapolis & St. Paul Metro Airport
                     Comm. Airport Rev. Series 1998B
                     (Ambac insured), 5.25%, 1/1/13(4)                 1,750,699
  1,250,000         Plymouth Multifamily Hsg. Series 1993
                     (Harbor Lanes Apts. Proj.)(Radian
                     insured), 5.90%, 9/1/13(4)                        1,282,775
    200,000         Puerto Rico Public Bldgs. Auth. Gtd.
                     Public Educ. & Health Facs. Rev.
                     Series 1993 (MBIA insured), 5.70%,
                     7/1/16                                              205,034
    300,000         Scott Co. Hsg. & Redev. Auth. Ltd.
                     Special Benefits Tax Series 1997B
                     (River City Centre Proj.), (Ambac
                     insured), 5.45%, 2/1/20                             316,365
  2,600,000         St. Paul Hsg. & Redev. Sales Tax Rev.
                     Refunding Series 1996 (Civic Center
                     Proj.) (FSA insured), 7.10%, 11/1/23              3,249,844
    400,000         St. Paul Hsg. & Redev. Auth. Hosp. Rev.
                     Series 1993 (St. Paul - Ramsey Med. Ctr.
                     Proj.) (Ambac insured), 5.15%, 5/15/04              409,824
  1,750,000         White Earth Band of Chippewa Indians Rev.
                     Series 2000A (ACA insured), 7.00%, 12/1/11        1,981,333
                                                                     -----------
                                                                      12,573,961
                                                                     -----------
  MULTIFAMILY MORTGAGE (33.7%)
  1,520,000         Apple Valley Multifamily Hsg. Rev.
                     Refunding Series 1998A (Mtg. Loan/Apple
                     Valley Villa Proj.) (GNMA collateralized),
                     5.25%, 8/1/18                                     1,574,158
                    Austin Hsg. & Redev. Auth. Governmental
                     Hsg. Gross Rev. Series 1995A (Courtyard
                     Res. Proj.):
     50,000           7.00%, 1/1/15                                       50,736
    500,000           7.25%, 1/1/26                                      507,315
  1,000,000         Brooklyn Center Multifamily Hsg. Rev.
                     Series 1993 (Ponds Family Hsg. Proj.),
                      5.90%, 1/1/20                                    1,007,700
                    Buffalo Rev. Refunding Series 1998
                     (Covenant Retirement Cmtys. Proj.):
    350,000           4.35%, 12/1/03                                     354,931
    250,000           4.45%, 12/1/04                                     257,517
    250,000           4.55%, 12/1/05                                     260,745

        See accompanying notes to portfolios of investments on page 56.       45

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Burnsville Multifamily Hsg. Rev.
                     Refunding Series 1991 (Oak Leaf
                     Apts. Proj.)(GNMA collateralized):
    870,000           7.05%, 1/1/12                                      888,940
    780,000           7.125%, 1/1/17                                     796,926
    860,000           7.125%, 1/1/21                                     878,550
    530,000           7.15%, 1/1/23                                      541,384
    425,000           7.15%, 1/1/25                                      434,103
    960,000         Burnsville Multifamily Hsg. Rev.
                     Refunding Series 1994 (Bridgeway
                     Apts. Proj.), 7.25%, 2/1/14                         965,261
                    Carver Co. Hsg. & Redev. Auth.
                     Multifamily Hsg.:
  1,200,000         Gross Rev. & Ltd. Tax Refunding Series
                     1997A (Lake Grace Apts. Proj.), 6.00%,
                     7/1/28                                            1,207,308
    650,000         Rev. Refunding Series 1997A (Waybury
                     Apts. Proj.), 5.875%, 8/1/27                        665,619
    400,000         Subordinate Rev. Refunding Series 1997C
                     (Waybury Apts. Proj.), 8.00%, 8/1/27                400,420
                    Chaska Multifamily Hsg. Rev. Series 1999
                     (West Suburban Hsg. Partners Proj.):
    235,000           5.00%, 9/1/09(4)                                   227,597
    495,000           5.375%, 9/1/14(4)                                  464,221
    405,000         Chisago City Hlth. Fac. Rev. Refunding
                     Series 1995A (Pleasant Heights Proj.),
                     7.30%, 7/1/18                                       411,039
                    Cloquet Multifamily Hsg. Rev. Refunding
                     Series 2001A (HADC Proj.):
     55,000           6.00%, 2/1/05                                       55,448
     60,000           6.25%, 2/1/06                                       60,545
     60,000           6.50%, 2/1/07                                       60,674
     75,000           7.10%, 2/1/10                                       75,778
    700,000         Coon Rapids Multifamily Hsg. Rev.
                     Refunding Series 1997A (Margaret
                     Place Apts. Proj.), 6.50%, 5/1/25                   668,437
                    Coon Rapids Senior Hsg. Rev. Refunding
                     Series 1998 (Epiphany Sr. Citizens Hsg.
                     Corp. Proj.):
    115,000           5.30%, 11/1/07                                     114,519
    115,000           5.40%, 11/1/08                                     114,056
    170,000           5.50%, 11/1/10                                     164,451
    545,000           5.80%, 11/1/18                                     492,533
                    Dakota Co. Hsg. & Redev. Auth.
                     Multifamily Hsg. Rev. Refunding
                     (Walnut Trails Apts. Proj.):
  4,420,000         Series 1995A (GNMA collateralized),
                     7.90%, 1/20/31(4)                                 4,830,043
    205,000         Subordinate Series 1995C, 9.00%,
                     1/20/15(4)                                          205,568
                    Dakota Co. Hsg. & Redev. Auth.
                     Multifamily Hsg. Rev.:
  1,000,000           Series 1999 (View Pointe Apts.
                       Proj.), 6.125%, 11/1/17                           955,880
     95,000           Series 1999 (Dakota Station Proj.),
                       5.65%, 1/20/24                                     99,990
    800,000         Dakota Co. Cmty. Dev. Agy. Hsg. Fac.
                     Rev. Subordinate Series 2002B (HADC
                     Apple Valley Sr. Apts. Proj.), 7.50%,
                     8/15/43                                             801,496
                    Eden Prairie Multifamily Hsg. Rev.
                     Refunding:
    660,000           Series 1991 (Windslope Apts. Proj.)
                       (Section 8), 7.00%, 11/1/06                       667,636
  1,500,000           Series 1991 (Windslope Apts. Proj.)
                       (Section 8), 7.10%, 11/1/17                     1,513,845
    300,000           Series 1997A (Preserve Place Proj.)
                       (GNMA collateralized), 5.50%, 1/20/18             314,703
    410,000           Series 1997A (Preserve Place Proj.)
                       (GNMA collateralized), 5.60%, 7/20/28             423,575
    420,000           Senior Series 2001A (Rolling Hills
                       Proj.) (GNMA collateralized), 6.00%,
                       8/20/21                                           467,603
  1,100,000           Subordinate Series 2001C (Rolling
                       Hills Proj.), 9.00%, 4/1/43                     1,082,466
                    Fairmont Hsg. Fac. Rev. Series 2002-A1
                     (Homestead-GEAC Proj.):
  1,100,000           6.625%, 10/1/11                                  1,118,194
    295,000           6.875%, 10/1/14                                    298,348

46
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Grand Rapids Hsg. & Redev. Auth.
                     (Lakeshore Place and Forest Park
                     West Apts. Proj.):
     70,000           Series 1999B, 5.00%, 10/1/09                        67,332
    500,000           Series 1999A, 5.20%, 10/1/19                       506,940
  1,660,000           Series 1999A, 5.30%, 10/1/29                     1,660,614
    110,000           Series 1999B, 5.70%, 10/1/29                        98,186
    515,000         Hopkins Subordinate Multifamily Hsg.
                     Rev. Refunding Series 1996C (Auburn
                     Apts. Proj.), 8.00%, 6/20/31                        517,941
                    Hopkins Multifamily Hsg. Rev. Series
                     1996 (Hopkins Renaissance Proj.)
                     (Section 8):
    100,000           5.85%, 4/1/09                                      107,865
    450,000           6.25%, 4/1/15                                      478,395
    500,000         Hutchinson Hsg. Fac. Rev. Series 1994
                     (Prince of Peace Proj.), 7.375%,
                     10/1/12                                             502,910
                    Inver Grove Heights Hsg. Rev.
                     (PHM/Inver Grove, Inc Proj):
    105,000           Series 2001A, 5.50%, 5/1/08                        105,062
    110,000           Series 2001A, 5.50%, 11/1/08                       110,065
     65,000           Series 2001B, 5.00%, 5/1/06                         65,963
     70,000           Series 2001B, 5.25%, 5/1/07                         70,956
     75,000           Series 2001B, 5.50%, 5/1/08                         75,929
     80,000           Series 2001B, 5.60%, 5/1/09                         81,066
     70,000           Series 2001B, 5.00%, 11/1/06                        71,248
     75,000           Series 2001B, 5.50%, 11/1/08                        76,282
     80,000           Series 2001B, 5.60%, 11/1/09                        80,960
  3,415,000         Little Canada Multifamily Hsg. Rev.
                     Series 1997A (Hsg. Alt. Dev. Co.
                     Proj.), 6.10%, 12/1/17                            3,302,373
  1,400,000         Maplewood Multifamily Hsg. Rev. Series
                     1998 (Park Edge Apts. Proj.), 6.50%,
                     5/1/29(4)                                         1,316,504
                    Maplewood Multifamily Refunding Rev.
                     (Village on Woodlyn Proj.):
  1,605,000           Series 1999A (GNMA collateralized),
                       6.75%, 7/20/30(4)                               1,705,505
    100,000           Subordinate Series 1999C-1, 8.00%,
                       11/1/30(4)                                         99,438
    275,000           Subordinate Series 1999C-2, 8.00%,
                       11/1/30(4)                                        273,454
                    Minneapolis Multifamily Hsg. Rev.:
    500,000           Series 2002A (Keeler Apts. Proj.),
                       7.00%, 10/1/17                                    500,000
    355,000           Series 1996 (Belmont Apts.),
                       7.25%, 11/1/16                                    358,688
                      Series 1994 (Findley Place Townhomes
                       Proj.) (Section 8):
     50,000             6.00%, 12/1/05(4)                                 50,117
  1,215,000             7.00%, 12/1/16(4)                              1,178,550
  4,630,000           Series 1996A (Nicollet Towers)
                       (Section 8), 6.00%, 12/01/19                    4,791,031
  1,000,000           Series 1998 (Riverside Plaza Proj.)
                       (GNMA collateralized), 5.10%,
                       12/20/18(4)                                     1,025,940
    345,000           Series 2000 (Garr Scott Loft Proj.)
                       (LOC U.S. Bank), 5.95%, 5/1/30(4)                 369,164
  2,500,000         Series 2002B Mandatory Put 5/20/04
                     (Sumner Field Partners Proj.),
                     3.75%, 5/20/07(4)                                 2,525,025
                    Minneapolis Student Hsg. Rev. Series
                     2000 (Riverton Community Hsg. Proj.):
    100,000           6.80%, 7/1/10                                      105,415
    240,000           6.90%, 7/1/11                                      250,800
                    MN HFA Rental Hsg. Rev.:
    175,000           Series 1993C, 6.15%, 2/1/14                        175,236
    110,000           Series 1993E, 6.00%, 2/1/14                        110,141
     50,000           Series 1996A, 6.10%, 8/1/27(4)                      52,121
    295,000         Minnetonka Hsg. Fac. Rev. Series 1994
                     (Beacon Hill Housing Proj.), 7.00%,
                     6/1/04                                              297,906

        See accompanying notes to portfolios of investments on page 56.       47

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

    360,000         Minnetonka Multifamily Hsg. Rev.
                     Refunding Subordinate Series
                     1994C (Brier Creek Proj.),
                      8.00%, 12/20/16                                    371,434
                    Minnetonka Multifamily Hsg. Rev.
                     Refunding Series 1999A (GNMA
                     collateralized) (Archer Heights
                     Apts. Proj.):
    540,000           5.10%, 7/20/13(4)                                  565,061
    975,000           5.20%, 1/20/18(4)                                1,014,517
                    Minnetonka Senior Hsg. Rev.
                     Series 1997 (Westridge Sr. Hsg.
                     Proj.):
    110,000           6.30%, 9/1/08                                      110,228
    185,000           6.50%, 9/1/12                                      185,259
                    New Ulm Multifamily Rev. Series
                     1999 (HADC Ridgeway Proj.):
     95,000           5.35%, 12/1/08                                      93,352
    100,000           5.40%, 12/1/09                                      95,939
    105,000           5.50%, 12/1/10                                     100,251
    110,000           5.60%, 12/1/11                                     104,696
                    Plymouth Multifamily Hsg. Rev.
                     Refunding Series 1996A (Fox
                     Forest Apts. Proj.) (GNMA
                     collateralized):
  1,650,000           Series 1996A, 8.05%, 6/20/31                     1,809,324
    655,000           Series 1996C, 8.00%, 6/20/31                       658,740
    960,000         Robbinsdale Multifamily Hsg. Rev.
                     Series 1996A (Copperfield Hill
                     Proj.), 7.20%, 12/1/16                              935,501
  2,800,000         Rochester Multifamily Rev. Refunding
                     Series 2000A (Weatherstone Apts.
                     Proj.) (LOC Household Finance)
                     (Mandatory Put 9/1/17) 6.375%,
                     9/1/37(4)                                         3,045,336
  2,820,000         Roseville Hsg. Fac. Rev. Refunding
                     Bonds Series 1998 (College
                     Properties Inc. Proj.), 5.60%,
                     10/1/13                                           2,828,432
    325,000         Sandstone Econ. Dev. Auth. Hsg.
                     & Dev. Rev. Series 1994A (Family
                     Apts. Proj.), 8.00%, 1/1/12                         333,678
    500,000         St. Cloud Hsg. & Redev. Auth. Hsg.
                     Rev. Refunding Series 1998
                     (Northway Manor Apts. Section 8
                     Assisted Proj.), 5.15%, 12/1/14                     486,295
                    St. Cloud Hsg. & Redev. Auth.
                     Multifamily Hsg. Rev.:
  1,300,000           Series 1993 (Germain Towers
                       Proj.) (Section 8), 5.90%,
                       9/1/20                                          1,084,044
                      Series 1999A (Parkview Terrace
                       Apts. Proj.) (Section 8):
    200,000             5.00%, 6/1/09                                    195,426
  1,029,000             5.50%, 6/1/18                                    977,159
    300,000         St. Louis Park Rental Hsg. Dev.
                     Rev. Refunding Series 1993
                     (FNMA-Tamarind Proj.), 5.50%,
                     11/1/13                                             308,334
                    St. Louis Park Multifamily Hsg.
                     Rev. Refunding:
    650,000           Series 1995 (FHA insured)
                       (Knollwood Cmty. Hsg. Proj.),
                       6.15%, 12/1/16                                    683,560
    500,000           Series 1998A (Park Ridge Apts.
                       Proj.) (GNMA collateralized),
                       5.25%, 11/1/20                                    515,745
                    St. Paul Hsg. & Redev. Auth.
                     Multifamily Refunding Rev.:
                      Series 1992 (Point of St. Paul
                       Proj.)(FNMA backed), 6.60%,
    500,000            10/1/12                                           510,930
                      Series 1995 (Sun Cliffe Apts.
                       Proj.)(GNMA collateralized),
    200,000            5.875%, 7/1/15                                    211,498
  3,315,000         St. Paul Port Authority Multifamily
                     Hsg. Refunding (Jackson Towers
                     Apts. Proj.) Senior Series 1998-1A
                     (GNMA collateralized), 6.95%, 4/20/33             3,639,505
  1,750,000         Virginia Hsg. & Redev. Auth.
                     Governmental Hsg. Rev. Refunding
                     Series 1998A (Laurentian Manor
                     Proj.), 5.75%, 5/1/32                             1,611,383
    910,000         Washington Co. Hsg. & Redev. Auth.
                     Multifamily Hsg. Rev. Refunding
                     Series 1994 (White Bear Lake
                     Transitional Hsg. Proj.), 6.625%,
                     8/1/24                                              928,500
    755,000         Washington Co. Hsg. & Redev. Auth.
                     Governmental Hsg. Rev. Refunding
                     Series 1999A (Briar Pond Apts.
                     Proj.) (GNMA collateralized),
                     5.50%, 2/20/14                                      780,376
                                                                     -----------
                                                                      73,829,883
                                                                     -----------

48
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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

  MUNICIPAL LEASE (2.6%)(5)
    505,000         Burnsville Solid Waste Rev. Series
                     1990 (Freeway Transfer, Inc.
                     Proj.), 9.00%, 4/1/10(4)                            505,934
     75,000         Goodhue Co. Econ. Dev. Auth. Rev.
                     Series 1997A (Courts Bldg. Proj.),
                     5.75%, 2/1/13                                        79,116
    125,000         Hennepin Co. Hsg. & Redev. Auth.
                     Rev. Series 1993A (Community Provider
                     Program), 5.70%, 8/1/13                             125,509
    655,000         Hibbing Econ. Dev. Auth. Public Proj.
                     Rev. Series 1997 (Hibbing Lease
                     Obligations Proj.), 6.10%, 2/1/08                   693,082
    125,000         Mountain Iron Hsg. & Redev. Auth. Rev.
                     Series 2001A (Arrowhead Library Sys.
                     Proj.), 5.00%, 9/1/09                               134,424
                    Shorewood Econ. Dev. Auth. Public
                     Safety Fire Fac. Lease Rev. Series
                      2002A:
    135,000            3.00%, 2/1/05                                     136,085
    140,000            3.50%, 2/1/06                                     141,816
    800,000         St. Cloud Certificates of
                     Participation Series 1997, 5.90%,
                     12/1/17                                             825,072
  1,490,902         St. Paul Lease Series 1998 (City Hall
                     Annex Building), 5.71%, 10/1/18                   1,483,328
    400,000         St. Paul Hsg. & Redev. Auth. Lease
                     Rev. Series 2000 (Rivercentre Pkg.
                     Ramp Proj.), 5.70%, 5/1/08                          448,152
    774,677         University of Puerto Rico Certificates
                     of Participation Series 2001, 6.25%,
                     1/10/05                                             777,930
    350,000         Washington Co. Hsg. & Redev. Auth Jail
                     Facility Rev. Refunding Series 1993,
                     5.00%, 2/1/06                                       351,050
                                                                     -----------
                                                                       5,701,498
                                                                     -----------
  PUBLIC FACILITIES (1.2%)
  1,000,000         Minneapolis Cmty. Dev. Agy. Ltd.
                     Tax Supported Dev. Rev. Common
                     Bond Fund Series 2001G3 (LOC-U.S.
                     Bank), 5.35%, 12/1/21                             1,038,550
                    St. Paul Recreational Fac. Gross
                     Rev. Series 1996D:
    160,000           5.50%, 6/1/08                                      170,566
  1,245,000           5.875%, 6/1/18                                   1,325,701
                                                                     -----------
                                                                       2,534,817
                                                                     -----------
  SINGLE FAMILY MORTGAGE (8.3%)
                    Dakota County Hsg. & Redev. Auth.
                     Single Family Mtg. Rev.:
    390,000           Series 1994A (FNMA backed), 6.70%,
                       10/1/09(4)                                        398,989
    210,000           Series 1995 (FNMA & GNMA backed),
                       6.25%, 10/1/09(4)                                 215,815
    830,000         Minneapolis Redev. Mtg. Rev. Series
                     1987A  (Riverplace Proj.) (LOC Bk.
                     of Tokyo), 7.10%, 1/1/20                            833,220
  2,100,000         Minneapolis Residual Interest Mtg.
                     Rev. Series 1995 Convertible
                     Capital Appreciation Bonds, Zero
                     Coupon, 7.00% Effective Yield on
                     Purchase Date, 10/1/12                            1,120,266
    735,000         Minneapolis Single Family Mtg. Rev.
                     Series 1995V (FNMA & GNMA backed),
                     6.25%, 4/1/22                                       771,993
                    MN HFA Single Family Mtg. Rev.:
    145,000           Series 1994F, 5.45%, 7/1/04                        151,600
    155,000           Series 1994F, 5.55%, 7/1/05                        161,946
    635,000           Series 1994F, 6.30%, 7/1/25                        653,732
  2,240,000           Series 1994I, 6.90%, 7/1/22(4)                   2,305,834
     30,000           Series 1994K, 5.90%, 1/1/07                         31,246
    230,000           Series 1994L, 6.70%, 7/1/20(4)                     237,201
     95,000           Series 1994T, 5.20%, 7/1/03                         95,920
     25,000           Series 1995K, 6.20%, 7/1/20(4)                      25,987
    360,000           Series 1996D, 6.00%, 1/1/16                        381,125
    260,000           Series 1997A, 5.60%, 7/1/09                        277,181
    600,000           Series 1996H, 6.00%, 1/1/21                        629,934
  1,700,000           Series 1997D, 5.85%, 7/1/19(4)                   1,781,787
     85,000           Series 1997E, 5.90%, 7/1/29(4)                      88,562

        See accompanying notes to portfolios of investments on page 56.       49

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

    225,000           Series 1997G, 6.00%, 1/1/18                        244,031
  2,130,000           Series 1998C, 5.25%, 1/1/17                      2,230,217
     90,000           Series 1998F, 4.95%, 7/1/08                         98,737
    690,000           Series 1998F-1, 5.45%, 1/1/17                      737,175
    150,000           Series 1998F, 5.70%, 1/1/17                        163,541
    780,000           Series 1999B, 5.25%, 1/1/20                        807,643
    850,000           Series 1999C, 4.10%, 7/1/03(4)                     855,738
    660,000           Series 1999C, 4.25%, 7/1/04(4)                     680,711
  1,050,000           Series 1999C, 4.40%, 7/1/05(4)                   1,104,296
    300,000           Series 2000C, 6.10%, 7/1/30(4)                     313,605
    239,096         Moorhead Single Family Mtg. Rev.
                     Refunding Series 1992B, 7.00%,
                      8/1/11                                             241,994
    966,042         St. Paul Residual Interest Rev.
                     Series 1995 Convertible Capital
                     Appreciation Bonds, Zero Coupon,
                     7.23% Effective Yield on Purchase
                     Date, 9/1/11                                        551,243
                                                                     -----------
                                                                      18,191,269
                                                                     -----------
  TRANSPORTATION REVENUE (0.1%)
    250,000         Minneapolis & St. Paul Metro
                     Airport Comm. Special Fac. Rev.
                     Series 2001B (Northwest Airlines),
                     6.50%, 4/1/25(4)                                    207,760
                                                                     -----------
  UTILITY (0.5%)
  1,060,000         Western MN Muni. Power Agy. Rev.
                     Refunding Series 1987A, 5.50%,
                     1/1/15                                            1,061,028
                                                                     -----------

  OTHER REVENUE BONDS (6.8%)
                    Columbia Heights Commercial Dev.
                     Refunding Rev. Series 1999
                     (Columbia Park Properties -
                     Medical Clinic Proj.):
    250,000           5.15%, 12/1/08                                     239,585
  1,750,000           5.60%, 12/1/15                                   1,580,267
                    Commissioner of Iron Range
                     Resources and Rehab. Gross Rev.
                     (Giant's Ridge Rec. Area
                     Proj.):
    205,000           Series 2000, 5.90%, 11/1/03                        208,764
    200,000           Series 2000, 6.25%, 11/1/05                        214,232
                    Minneapolis Cmty. Dev. Agy. Ltd.
                     Tax Common Bond Fund:
    100,000           Series 1993-5 (Winslow Printing),
                       6.125%, 12/1/06(4)                                100,496
    170,000           Series 1997-1 (Halper Corrugated
                       Box Mfg. Co.), 5.90%, 6/1/07(4)                   188,583
    500,000           Series 1999-1A (Discount Steel),
                       5.25%, 6/1/19(4)                                  507,055
  1,180,000         Minneapolis Public Hsg. Auth.
                     Series 1997 (General Credit Energy
                     Savings Proj.), 6.00%, 7/1/08                     1,172,542
    200,000         Renville Gross Rev. Golf Course
                     Bond Series 1997, 6.50%, 2/1/19                     204,688
                    St. Paul Hsg. & Redev. Auth. Tax
                     Increment Rev.:
    700,000           Series 2001 (US Bank Operations
                       Ctr. Proj.), 6.125%, 8/1/19                       713,783
  1,140,000           Series 2002 (North Quadrant Owner
                       Occupied Proj. Phase 2), 7.00%,
                       2/15/28                                         1,161,022
  1,089,000           Series 2002 (North Quadrant Owner
                       Occupied Proj. Phase 1), 7.50%,
                       2/15/28                                         1,183,002
  3,000,000           Series 2002A (Upper Landing Proj.),
                       6.80%, 3/1/29                                   3,014,250
  2,000,000           Series 2002B-2 (Upper Landing
                       Proj.), 6.90%, 3/1/29                           1,980,780
  1,300,000           Series 2002 (Drake Marble Proj.),
                       6.75%, 3/1/28                                   1,301,690
                    St. Paul Port Auth. Tax Increment
                     Rev. Series 2000-6 (Great Northern
                     Bus. Ctr. 100,000  Proj.), 4.40%,
                     9/1/03                                              100,276
    750,000         Steele Co. Hlth. Care Fac. Rev.
                     Series 2000 (Elderly Hsg. Proj.),
                     6.625%, 6/1/20                                      816,465

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Victoria Recreational Facility
                     Gross Rev. Series 2002:
     70,000            4.75%, 2/1/12                                      70,995
     75,000            4.75%, 8/1/12                                      76,066
     85,000            5.10%, 8/1/15                                      86,555
                                                                    ------------
                                                                      14,921,096
                                                                    ------------
Total municipal bonds (cost: $189,296,040)                           190,442,611
                                                                    ------------
CLOSED-END MUTUAL FUNDS (0.5%)(2)
     96,000         Minnesota Municipal Term
                     Trust II 2003                                       984,000
                                                                    ------------
(cost: $1,018,159)

SHORT-TERM SECURITIES (11.6%)(2)
  5,623,202         Federated Minnesota Municipal
                     Cash Fund, 0.92%                                  5,623,202
  1,450,000         Hennepin Co. G.O. Series 2000B,
                     variable rate, 12/1/20                            1,450,000
  4,850,000         Minneapolis CDA Pollution Ctrl.
                     Agy. Rev. Series 1985 (NSP Co.
                     Proj.), variable rate, 3/1/11                     4,850,000
  4,000,000         Minneapolis Convention Ctr. Rev.
                     Series 2000, variable rate,
                     12/1/18                                           4,000,000
  3,000,000         So. MN Muni Power Agy. Rev
                     Series B, 1.05%, 4/5/03                           3,000,000
  3,000,000         So. MN Muni Power Agy. Rev
                     Series B, 1.00%, 4/8/03                           3,000,000
    500,000         So. MN Muni Power Agy. Rev
                     Series B, 1.00%, 4/10/03                            500,000
  1,000,000         So. MN Muni Power Agy. Rev
                     Series B, 1.00%, 4/10/03                          1,000,000
  2,000,000         So. MN Muni Power Agy. Rev
                     Series B, 1.05%, 4/10/03                          2,000,000
     50,766         Wells Fargo Minnesota Municipal
                     Cash Fund, 0.41%                                     50,766
                                                                    ------------
Total Short-Term Securities (cost: $25,473,968)                       25,473,968
                                                                    ------------
Total investments in securities (cost: $215,788,167)(7)             $216,900,579
                                                                    ============



        See accompanying notes to portfolios of investments on page 56.       51

        SIT BOND FUND
        ONE YEAR ENDED MARCH 31, 2003
[PHOTO]-------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS, MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA PORTFOLIO MANAGER, MARK H. BOOK, CFA

  The Sit Bond Fund provided investors a 1-year return of +7.7% and a +1.1% 3-month return for the period ended March 31, 2003. The Lehman Aggregate Bond Index returned +11.7% and +1.4% for the 1-year and 3-month periods, respectively. The Fund's 30-day SEC yield was +4.55% and its 12-month distribution rate was +5.33%.

DRAMATIC YIELD CHANGES DRIVE PERFORMANCE
  U.S. Treasury yields declined sharply during the past fiscal year, and the yield curve steepened as the Federal Reserve lowered interest rates and the economy began to slow. More importantly, the "flight to quality" by investors caused heavy demand for Treasuries as the war became a reality.

U.S. TREASURY SECTOR LED THE WAY IN 2002
  In this volatile environment, the U.S. Treasury sector led the taxable bond market over the past 12 months. In fact, in 3Q 2002, 10-year Treasuries provided a +11.2% total return, which equates to roughly a +53% total annualized return. We believe that returns of this magnitude are not sustainable, and 10-year Treasury returns of -0.7% and +1.1% in the subsequent two quarters have begun to bear this out. Corporate bonds were the next best sector, while the mortgage and asset-backed sectors lagged due to their shorter durations and record levels of prepayments.

  Non-Treasury sectors currently provide historically high yield advantages over Treasuries and we have weighted the portfolio to take advantage of these attractive yields. While the Fund's weightings and relatively short duration hindered performance last year, causing it to lag the price appreciation of the Lehman Aggregate Bond Index, we expect those factors to change in our favor.

WELL-POSITIONED FOR THE BUMPY ROAD AHEAD
  Looking ahead, we expect the economy to improve slowly throughout the year as very low short-term rates, expected tax cuts, increased government spending, and cash provided by record levels of mortgage refis, combine to stimulate the economy. While we do not anticipate a near-term spike in yields, we also do not expect interest rates to return to their historically low levels of last year. The Fund will continue to focus on securities that provide the most attractive total return opportunities, particularly those offering high current income.

                       INVESTMENT OBJECTIVE AND STRATEGY

  The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                               PORTFOLIO SUMMARY

          Net Asset Value    3/31/03:       $9.89 Per Share
                             3/31/02:       $9.68 Per Share
                    Total Net Assets:      $19.7 Million
                    30-day SEC Yield:        4.55%
          12-Month Distribution Rate:        5.33%
                    Average Maturity:       18.3 Years
                 Effective Duration:         3.6 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Mortgage Pass Through   28.1
                                 Corporate Bonds
                                       and Notes   24.0
                         Asset-Backed Securities   22.3
                               Taxable Municipal    6.5
                                    U.S.Treasury    5.7
                          Sectors less than 4.0%    7.3
                                    Cash & Other
                                      Net Assets    6.1

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                         AVERAGE ANNUAL TOTAL RETURNS*

                                                      LIPPER INTER.
                            SIT          LEHMAN        INVESTMENT
                            BOND        AGGREGATE      GRADE BOND
                            FUND       BOND INDEX       FUND AVG.
                            ----       ----------       ---------
          3 Month**         1.06%         1.39%           1.51%
          6 Month**         1.41          2.99             n/a
          1 Year            7.74         11.69            9.97
          3 Years           8.01          9.81            8.48
          5 Years           6.01          7.51            6.38
          Inception         6.43          7.22            6.31
          (12/1/93)

                           CUMULATIVE TOTAL RETURNS*

                                                      LIPPER INTER.
                            SIT          LEHMAN        INVESTMENT
                            BOND        AGGREGATE      GRADE BOND
                            FUND       BOND INDEX       FUND AVG.
                            ----       ----------       ---------
          1 Year            7.74%        11.69%           9.97%
          3 Years          26.00         32.40           27.65
          5 Years          33.90         43.64           36.23
          Inception        78.84         91.69           76.99
             (12/1/93)

*AS OF 3/31/03.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

                               [PLOT POINT CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/03 would have grown to $17,884 in the Fund or $19,169 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  Other Assets
                               and Liabilities    6.1%
                                 U.S. Treasury    5.7%
                                  Govt. Agency
                             Backed Securities   32.3%
                                           AAA   21.2%
                                            AA    5.5%
                                             A   22.6%
                                           BBB    5.8%
                                            BB    0.8%


                                LOWER OF MOODY'S
                               OR S&P RATING USED.

SIT BOND FUND
MARCH 31, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.7%)(2)

    200,000         U.S. Treasury Note, 3.00%, 2/15/08                   202,344
    200,000         U.S. Treasury Strips, Zero Coupon,
                     6.04% Effective Yield, 11/15/27                      54,508
    800,000         U.S. Treasury Bond, 5.50%, 8/15/28                   862,344
                                                                     -----------

Total U.S. Government securities                                       1,119,196
 (cost: $1,064,441)                                                  -----------

ASSET-BACKED SECURITIES (22.3%)(2)
    300,000         Advanta Mortgage Loan Trust
                      Series 1999-3 A4, 7.75%,
                        10/25/26                                         321,237
    470,000         Amresco Residential Securities Mtg.
                     Loan Trust Series 1998-1 A5,
                     7.07%, 10/25/27                                     507,672
                    Conseco Finance Series:
    200,000           2000-4 A4, 7.73%, 4/1/32                           209,345
    400,000           2002-A A5, 7.05%, 4/15/32                          429,770
                    Conseco Mfg. Housing Series:
    350,000           2000-1 A5, 8.06%, 5/1/31                           331,618
    200,000           2000-4 A5, 7.97%, 5/1/32                           197,765
    300,000           2000-4 A6, 8.31%, 5/1/32                           263,276
    100,000           2000-6 A5, 7.27%, 9/1/32                            96,063
    200,000         GE Capital Corp Series 1996-HE4 A7,
                     7.495%, 10/25/26                                    208,808
    200,000         Greenpoint Manufactured Hsg.
                     Series 2000-1 A5, 7.84%,
                      12/20/29                                           202,711
                    Green Tree Financial Corp.:
     70,192           1995-5 A6, 7.25%, 9/15/26                           73,151
     73,641           1997-4 A6, 7.03%, 2/15/29                           74,500
    273,333           1997-3 A6, 7.32%, 3/15/28                          278,130
     89,210           1997-2 A7, 7.62%, 6/15/28                           90,606
    252,394           1998-1 A6, 6.33%, 11/1/29                          253,675
    200,000           1999-1 A5, 6.11%, 9/1/23                           187,890
    150,000         Green Tree Home Equity Loan Trust
                     Series 1999-D A5, 7.88%,
                      9/15/30                                            161,159
    500,000         Residential Asset Securitization
                     Trust
                      Series 2001-A A4, 6.86%,
                       8/25/29                                           513,161
                                                                     -----------
Total asset-backed securities                                          4,400,537
 (cost: $4,373,257)                                                  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%) (2)
     35,600         FHLMC Series 2448 CK, 8.50%,
                     12/15/12                                             35,746
    245,487         FNMA Series 1990 45J, 9.50%,
                     5/25/20                                             277,098
    300,000         GNMA Series 2001-41 PB, 6.50%,
                     9/20/30                                             317,012
                    PNC Mortgage Securities Corp.:
      4,045          Series 1998-6 4A, 6.75%,
                      8/25/13                                              4,039
                     Series 1998-14 1A, 6.25%,
     15,260           1/25/29                                             15,324

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Vendee Mortgage Trust:
                      Series 2000-3 2B, 7.50%,
     47,628            4/15/08                                            48,509
                      Series 1997-2 E, 7.50%,
    130,232            5/15/24                                           132,917
                                                                    ------------
Total collateralized mortgage obligations                                830,645
 (cost: $815,969)                                                   ------------

CORPORATE BONDS & NOTES (24.0%)(2)
    100,000         American General Capital, 8.50%,
                     7/1/30                                              130,245
    297,181         Canadian Natl. Railway Co. Series
                     1997-A2, 7.195%, 1/2/16                             349,066
    300,000         CIT Group, Inc. (Tyco), 6.50%,
                     2/7/06                                              319,716
    368,387         Continental Airlines Series
                     2000-2, 7.707%, 4/2/21                              301,483
     94,322         Delta Airlines, 6.72%, 1/2/23                         99,341
    300,000         Dow Capital BV, 8.70%, 5/15/22                       310,134
    200,000         El Paso Electric Co., 9.40%,
                     5/1/11                                              222,874
    250,000         Everest Reinsurance Hldgs.,
                     8.50%, 3/15/05                                      274,213
    300,000         First Hawaiian Capital Trust,
                     8.343%, 7/1/27                                      341,340
                    Ford Motor Credit Co.:
    200,000           7.50%, 3/15/05                                     203,176
    200,000           9.14%, 12/30/14                                    204,596
     50,000         General Electric Capital Corp.,
                      6.75%, 3/15/32                                      56,317
    150,000         General Motors Accept. Corp.,
                      6.875%, 9/15/11                                    148,220
    100,000         McDonald's Corp., 7.31%, 9/15/27                     106,904
                    Northwest Airlines Corp.:
    185,501           7.935%, 4/1/19                                     194,339
    374,868           8.072%, 10/1/19                                    393,335
                    Shaw Communications, Inc.:
     50,000           8.25%, 4/11/10                                      51,500
    100,000           7.20%, 12/15/11                                     98,000
    250,000         Susa Partnership, 7.50%, 12/1/27                     285,896
    250,000         Weingarten Realty, 7.00%, 7/15/11                    284,010
    300,000         Wells Fargo (First Sec.), 8.41%,
                     12/15/26                                            350,958
                                                                    ------------
Total corporate bonds & notes                                          4,725,663
 (cost: $4,649,366)                                                 ------------

MORTGAGE PASS-THROUGH SECURITIES (28.1%)(2)(3)
                    Federal Home Loan Mortgage
                     Corporation:
    469,656           8.00%, 7/1/27                                      510,462
    300,000           8.375%, 5/17/20                                    337,219
    142,757           9.00%, 3/1/21                                      159,129
     57,306           9.00%, 7/1/22                                       64,039
     50,587           9.00%, 7/1/30                                       55,171
     86,034           9.50%, 8/1/16                                       95,560
     10,101           10.25%, 9/1/09                                      11,333
     18,453           10.75%, 3/1/11                                      20,814

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QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

                    Federal National Mortgage Association:
     77,350           8.50%, 2/1/25                                       84,712
    150,952           9.00%, 1/1/15                                      168,144
    108,896           9.00%, 12/1/19                                     121,469
    182,272           9.00%, 5/1/25                                      202,178
    400,000           9.00%, 3/25/26(10)                                 445,500
     67,077           9.50%, 4/1/25                                       74,603
    345,084           9.50%, 6/1/21                                      384,639
    101,058           9.75%, 1/15/13                                     114,725
     90,091           10.25%, 8/15/13                                    102,972
    140,854           10.50%, 5/1/19                                     161,085
     79,130           11.00%, 9/1/19                                      91,330
     68,750           11.00%, 11/1/20                                     79,090
                    Government National Mortgage
                     Association:
    196,706           7.90%, 8/20/21                                     213,979
     96,182           8.50%, 10/15/24                                    105,883
    344,400           8.50%, 11/20/26                                    374,180
    105,565           8.50%, 10/15/24                                    116,212
     73,880           8.75%, 11/15/09                                     79,995
     15,830           9.00%, 10/15/06                                     17,123
     19,829           9.00%, 9/15/08                                      21,565
     21,467           9.00%, 4/15/09                                      23,503
     44,479           9.00%, 4/15/09                                      48,698
    265,198           9.00%, 6/15/09                                     290,308
      3,206           9.00%, 8/15/11                                       3,520
     52,244           9.00%, 11/20/15                                     58,074
     77,081           9.00%, 1/15/17                                      85,478
     13,806           9.00%, 8/20/19                                      15,373
     10,864           9.00%, 6/20/21                                      12,089
     16,987           9.00%, 12/20/21                                     18,903
    112,744           9.00%, 2/20/27                                     124,119
     20,241           9.25%, 5/15/10                                      22,321
    231,225           9.25%, 10/15/11                                    256,007
     26,791           9.50%, 11/15/05                                     28,693
     23,743           9.50%, 2/15/11                                      26,396
     57,841           9.50%, 5/20/16                                      64,947
     11,618           9.50%, 5/20/18                                      13,063
     81,672           9.50%, 7/20/18                                      91,834
     99,619           9.50%, 7/20/18                                     112,013
      4,310           9.50%, 4/15/20                                       4,868
      9,626           9.50%, 11/15/21                                     10,873
     14,571           10.00%, 6/15/19                                     16,668
                                                                     -----------
Total mortgage pass-through securities                                 5,540,859
 (cost:  $5,437,331)                                                 -----------

QUANTITY($)                NAME OF ISSUER                     MARKET VALUE($)(1)
--------------------------------------------------------------------------------

TAXABLE MUNICIPAL SECURITIES (6.5%)(2)
     20,000         Bernalillo Multifamily. Series
                     1998A, 7.50%, 9/20/20                                22,075
    287,120         CA Rural HMFA Single Family Mtg. Rev.:
    500,000           Series 2002C, 6.75%, 3/1/24                        304,600
    100,000           Series 2003A, 5.25%, 12/1/24                       503,525
                    Reeves Co. TX C.O.P., 7.25%,
                     6/1/11                                              107,587
                    Tobacco Settlement Series 2001A:
     84,195           7.67%, 5/15/16                                      84,755
    256,867           6.36%, 5/15/25                                     255,352
                                                                     -----------
Total taxable municipal securities                                     1,277,894
 (cost: $1,262,782)                                                  -----------

CLOSED-END MUTUAL FUNDS (3.1%)(2)
      4,925         American Select Portfolio                             64,813
      2,145         American Strategic Income
                     Portfolio (I)                                        26,362
     32,394         American Strategic Income
                     Portfolio (II)                                      428,249
                    American Strategic Income
                     Portfolio (III)                                      95,363
                                                                     -----------
Total closed-end mutual funds                                            614,787
 (cost: $539,868)                                                    -----------

SHORT-TERM SECURITIES (7.2%)(2)
    237,999         Dreyfus Gov't Cash Mgmt. Fund,
                     1.17%                                               237,999
  1,178,000         Sit Money Market Fund, 0.74%(6)                    1,178,000
                                                                     -----------
Total short-term securities                                            1,415,999
 (cost: $1,415,999)                                                  -----------

Total investments in securities
   (cost: $19,559,013)(7)                                            $19,925,580
                                                                     ===========



        See accompanying notes to portfolios of investments on page 56.       55

SIT MUTUAL FUNDS
MARCH 31, 2003
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.
(2) Percentage figures indicate percentage of total net assets.
(3) At March 31, 2003, 4.6% of net assets in the U.S. Government Securities Fund and 2.6% of net assets in the Bond Fund were invested in GNMA mobile home pass-through securities.
(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2003, 17.4% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.
(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ('Restricted Securities') held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.
(6) This security represents an investment in an affiliated party. See notes to the accompanying financial statements.
(7) At March 31, 2003 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                           U.S.
                                                              MONEY       GOVERNMENT
                                                             MARKET       SECURITIES           BOND
                                                              FUND           FUND              FUND
                                                         ----------------------------------------------
Cost for federal income tax purposes                     $ 73,828,845     $399,604,900     $ 19,559,013
                                                         ============     ============     ============
Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                          -----         $  7,531,085     $    524,184
     Gross unrealized depreciation                          -----           (1,631,164)        (157,617)
                                                         ------------     ------------     ------------

Net unrealized appreciation (depreciation)                  -----         $  5,899,921     $    366,567
                                                         ============     ============     ============

                                                                           MINNESOTA
                                                            TAX-FREE        TAX-FREE
                                                              INCOME         INCOME
                                                              FUND           FUND
                                                         ------------     ------------
Cost for federal income tax purposes                     $416,230,667     $215,788,952
                                                         ============     ============

Unrealized appreciation (depreciation) on investments:
     Gross unrealized appreciation                       $ 10,298,653     $  3,914,026
     Gross unrealized depreciation                        (14,880,300)      (2,802,399)
                                                         ------------     ------------

Net unrealized appreciation (depreciation)                ($4,581,647)    $  1,111,627
                                                         ============     ============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2003, is $8,895,943 and $1,191,110 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 2.1% and 0.5% of the Fund's net assets, respectively.
(9) Presently non-income producing securities. Items identified are in default as to payment of interest.
(10) At March 31, 2003, the total cost of investments purchased on a when-issued or forward-commitment basis was $446,050 for the Bond Fund.

SIT MUTUAL FUNDS
MARCH 31, 2003
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                U.S.                             MINNESOTA
                                             MONEY           GOVERNMENT         TAX-FREE         TAX-FREE
                                             MARKET          SECURITIES          INCOME           INCOME              BOND
                                              FUND              FUND              FUND             FUND               FUND
                                          ------------      ------------      ------------      ------------      ------------
ASSETS
Investments in securities, at
  identified cost ..................      $ 73,828,845      $399,604,900      $416,210,228      $215,788,167      $ 19,559,013
                                          ============      ============      ============      ============      ============

Investments in securities, at market
  value - see accompanying schedules
  for detail .......................      $ 73,828,845      $405,504,821      $411,649,020      $216,900,579      $ 19,925,580
Cash in bank on demand deposit .....            87,123               299                 1                 1           112,894
Accrued interest and dividends
  receivable .......................                --         2,661,317         6,675,279         3,399,276           187,183
Receivable for investment
  securities sold ..................                --         1,009,817           507,306                --                --
Receivable for principal paydowns ..                --           451,805                --                --             4,410
Other receivables ..................                --                --                --             5,434                --
Receivable for Fund shares sold ....             1,800           463,513           922,236            72,000               616
                                          ------------      ------------      ------------      ------------      ------------
          Total assets .............        73,917,768       410,091,572       419,753,842       220,377,290        20,230,683
                                          ------------      ------------      ------------      ------------      ------------

LIABILITIES
Payable for investment securities
  purchased - when issued (note 1) .                --                --                --                --           446,050
Payable for investment securities
  purchased ........................                --                --         3,486,833                --                --
Payable for Fund shares redeemed ...                --           137,588             8,358            39,795                --
Cash portion of dividends
  payable to shareholders ..........            44,851           836,988         1,563,353           820,714            73,399
Other payables .....................                --             2,051             7,813                --               408
Accrued investment management
  and advisory services fee ........            29,770           275,226           268,786           148,648            13,460
                                          ------------      ------------      ------------      ------------      ------------
          Total liabilities ........            74,621         1,251,853         5,335,143         1,009,157           533,317
                                          ------------      ------------      ------------      ------------      ------------
Net assets applicable to
  outstanding capital stock ........      $ 73,843,147      $408,839,719      $414,418,699      $219,368,133      $ 19,697,366
                                          ============      ============      ============      ============      ============

  Capital Stock Par ................      $      0.001      $       0.01      $      0.001      $      0.001      $      0.001

  Authorized shares (000's) ........        10,000,000        10,000,000        10,000,000        10,000,000        10,000,000
  Outstanding shares ...............        73,846,233        37,756,262        41,680,296        21,471,491         1,991,935
                                          ============      ============      ============      ============      ============

Net asset value per share of
  outstanding capital stock ........      $       1.00      $      10.83      $       9.94      $      10.22      $       9.89
                                          ============      ============      ============      ============      ============

       See accompanying notes to financial statements on pages 62 - 65.       57

SIT MUTUAL FUNDS
ONE YEAR ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                      U.S.                              MINNESOTA
                                                   MONEY           GOVERNMENT         TAX-FREE          TAX-FREE
                                                   MARKET          SECURITIES          INCOME            INCOME             BOND
                                                    FUND              FUND              FUND              FUND              FUND
                                                ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
   INCOME:
      Interest ............................     $  1,194,303      $ 15,348,477      $ 22,643,436      $ 11,258,067      $  1,063,255
                                                ------------      ------------      ------------      ------------      ------------
             Total income .................        1,194,303        15,348,477        22,643,436        11,258,067         1,063,255
                                                ------------      ------------      ------------      ------------      ------------

   EXPENSES (NOTE 3):
      Investment management and
         advisory services fee ............          540,429         2,675,327         3,451,230         1,668,462           140,184
         Less fees and expenses absorbed
             by investment adviser ........         (174,090)         (100,822)         (179,349)               --                --
                                                ------------      ------------      ------------      ------------      ------------
         Total net expenses ...............          366,339         2,574,505         3,271,881         1,668,462           140,184
                                                ------------      ------------      ------------      ------------      ------------
         Net investment income ............          827,964        12,773,972        19,371,555         9,589,605           923,071
                                                ------------      ------------      ------------      ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS :
      Net realized gain (loss) ............               --           191,850           881,329          (997,718)           88,365
      Net change in unrealized appreciation
        or depreciation) on investments ...               --         2,579,600         4,490,386         5,502,200           251,470
                                                ------------      ------------      ------------      ------------      ------------
          Net gain (loss) on investments ..               --         2,771,450         5,371,715         4,504,482           339,835
                                                ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in net assets
   resulting from operations ..............     $    827,964      $ 15,545,422      $ 24,743,270      $ 14,094,087      $  1,262,906
                                                ============      ============      ============      ============      ============




See accompanying notes to financial statements on pages 62 - 65.

58
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                                                                              59

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 MONEY MARKET                               U.S. GOVERNMENT
                                                                     FUND                                   SECURITIES FUND
                                                      ----------------------------------      ---------------------------------
                                                        YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         MARCH 31,           MARCH 31,          MARCH 31,            MARCH 31,
                                                           2003                2002               2003                2002
                                                      -------------       -------------       -------------       -------------
OPERATIONS:
   Net investment income .......................      $     827,964       $   2,551,390       $  12,773,972       $   9,984,285
   Net realized gain (loss) on investments .....                 --                  --             191,850              54,723
   Net change in unrealized appreciation
      (depreciation) of investments ............                 --                  --           2,579,600             799,262
                                                      -------------       -------------       -------------       -------------
      Net increase (decrease) in net assets
          resulting from operations ............            827,964           2,551,390          15,545,422          10,838,270
                                                      -------------       -------------       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................           (827,964)         (2,551,390)        (12,773,972)         (9,985,451)
   Net realized gains on investments ...........                 --                  --                  --                  --
                                                      -------------       -------------       -------------       -------------
      Total distributions ......................           (827,964)         (2,551,390)        (12,773,972)         (9,985,451)
                                                      -------------       -------------       -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................        455,807,319         724,976,703         375,452,226         165,954,965
   Reinvested distributions ....................            560,232           1,743,863          11,592,130           9,382,043
   Payments for shares redeemed ................       (476,309,083)       (743,440,998)       (192,923,331)       (118,598,483)
                                                      -------------       -------------       -------------       -------------
      Increase (decrease) in net assets from
         capital share transactions ............        (19,941,532)        (16,720,432)        194,121,025          56,738,525
                                                      -------------       -------------       -------------       -------------
         Total increase (decrease) in net assets        (19,941,532)        (16,720,432)        196,892,475          57,591,344
NET ASSETS
   Beginning of period .........................         93,784,679         110,505,111         211,947,244         154,355,900
                                                      -------------       -------------       -------------       -------------
   End of period ...............................      $  73,843,147       $  93,784,679       $ 408,839,719       $ 211,947,244
                                                      =============       =============       =============       =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) .....      $  73,843,147       $  93,784,679       $ 405,467,066       $ 211,346,041
   Undistributed (distributions in excess of)
      net investment income ....................                 --                  --                  --                  --
   Accumulated net realized gain (loss) from
      security transactions ....................                 --                  --          (2,527,268)         (2,719,118)
   Unrealized appreciation (depreciation)
      on investments ...........................                 --                  --           5,899,921           3,320,321
                                                      -------------       -------------       -------------       -------------
                                                      $  73,843,147       $  93,784,679       $ 408,839,719       $ 211,947,244
                                                      =============       =============       =============       =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold ........................................        455,807,360         724,976,703          34,677,651          15,443,904
   Reinvested distributions ....................            560,232           1,743,863           1,071,578             875,121
   Redeemed ....................................       (476,309,083)       (743,440,998)        (17,827,236)        (11,055,874)
                                                      -------------       -------------       -------------       -------------
Net increase (decrease) ........................        (19,941,491)        (16,720,432)         17,921,993           5,263,151
                                                      =============       =============       =============       =============

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
                                                                  TAX-FREE                            MINNESOTA TAX-FREE
                                                                 INCOME FUND                             INCOME FUND
                                                      ---------------------------------       ---------------------------------
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        MARCH 31,           MARCH 31,           MARCH 31,           MARCH 31,
                                                          2003                2002                2003                2002
                                                      -------------       -------------       -------------       -------------
OPERATIONS:
   Net investment income .......................      $  19,371,555       $  22,107,800       $   9,589,605       $   8,800,200
   Net realized gain (loss) on investments .....            881,329          (6,718,514)           (997,718)           (854,310)
   Net change in unrealized appreciation
      (depreciation) of investments ............          4,490,386           3,298,902           5,502,200             299,328
                                                      -------------       -------------       -------------       -------------
      Net increase (decrease) in net assets
          resulting from operations ............         24,743,270          18,688,188          14,094,087           8,245,218
                                                      -------------       -------------       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................        (19,371,555)        (22,115,843)         (9,589,605)         (8,800,200)
   Net realized gains on investments ...........                 --                  --                  --                  --
                                                      -------------       -------------       -------------       -------------
      Total distributions ......................        (19,371,555)        (22,115,843)         (9,589,605)         (8,800,200)
                                                      -------------       -------------       -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................        122,526,104         127,901,019          77,074,420          75,664,026
   Reinvested distributions ....................         16,287,715          19,025,644           7,783,102           7,181,639
   Payments for shares redeemed ................       (170,198,305)       (205,251,877)        (65,269,259)        (68,197,349)
                                                      -------------       -------------       -------------       -------------
      Increase (decrease) in net assets from
         capital share transactions ............        (31,384,486)        (58,325,214)         19,588,263          14,648,316
                                                      -------------       -------------       -------------       -------------
         Total increase (decrease) in net assets        (26,012,771)        (61,752,869)         24,092,745          14,093,334
NET ASSETS
   Beginning of period .........................        440,431,470         502,184,339         195,275,388         181,182,054
                                                      -------------       -------------       -------------       -------------
   End of period ...............................      $ 414,418,699       $ 440,431,470       $ 219,368,133       $ 195,275,388
                                                      =============       =============       =============       =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) .....      $ 443,625,466       $ 475,009,952       $ 224,853,762       $ 205,265,499
   Undistributed (distributions in excess of)
      net investment income ....................                 --                  --                  --                  --
   Accumulated net realized gain (loss) from
      security transactions ....................        (24,645,559)        (25,526,888)         (6,598,041)         (5,600,323)
   Unrealized appreciation (depreciation)
      on investments ...........................         (4,561,208)         (9,051,594)          1,112,412          (4,389,788)
                                                      -------------       -------------       -------------       -------------
                                                      $ 414,418,699       $ 440,431,470       $ 219,368,133       $ 195,275,388
                                                      =============       =============       =============       =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold ........................................         12,327,611          12,884,486           7,586,422           7,526,906
   Reinvested distributions ....................          1,637,735           1,916,446             766,203             714,530
   Redeemed ....................................        (17,112,887)        (20,685,935)         (6,428,863)         (6,796,275)
                                                      -------------       -------------       -------------       -------------
Net increase (decrease) ........................         (3,147,541)         (5,885,003)          1,923,762           1,445,161
                                                      =============       =============       =============       =============


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    BOND
                                                                    FUND
                                                      ---------------------------------
                                                       YEAR ENDED          YEAR ENDED
                                                        MARCH 31,           MARCH 31,
                                                          2003                2002
                                                      -------------       -------------
OPERATIONS:
   Net investment income .......................      $     923,071       $     872,071
   Net realized gain (loss) on investments .....             88,365              (2,815)
   Net change in unrealized appreciation
      (depreciation) of investments ............            251,470            (204,003)
                                                      -------------       -------------
      Net increase (decrease) in net assets
          resulting from operations ............          1,262,906             665,253
                                                      -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................           (923,005)           (872,071)
   Net realized gains on investments ...........                 --                  --
                                                      -------------       -------------
      Total distributions ......................           (923,005)           (872,071)
                                                      -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................         12,874,720           3,992,824
   Reinvested distributions ....................            867,206             837,262
   Payments for shares redeemed ................         (9,121,542)         (3,167,676)
                                                      -------------       -------------
      Increase (decrease) in net assets from
         capital share transactions ............          4,620,384           1,662,410
                                                      -------------       -------------
         Total increase (decrease) in net assets          4,960,285           1,455,592
NET ASSETS
   Beginning of period .........................         14,737,081          13,281,489
                                                      -------------       -------------
   End of period ...............................      $  19,697,366       $  14,737,081
                                                      =============       =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus) .....      $  19,746,196       $  15,125,812
   Undistributed (distributions in excess of)
      net investment income ....................                 --                 (66)
   Accumulated net realized gain (loss) from
      security transactions ....................           (415,397)           (503,762)
   Unrealized appreciation (depreciation)
      on investments ...........................            366,567             115,097
                                                      -------------       -------------
                                                      $  19,697,366       $  14,737,081
                                                      =============       =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold ........................................          1,305,543             405,694
   Reinvested distributions ....................             87,771              85,310
   Redeemed ....................................           (923,618)           (323,576)
                                                      -------------       -------------
Net increase (decrease) ........................            469,696             167,428
                                                      =============       =============

See accompanying notes to financial statements on pages 62 - 65.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

     ---------------------------------------------------------------------------
           FUND                              INVESTMENT OBJECTIVES
     ---------------------------------------------------------------------------
       Money Market            Maximum current income with the preservation of
                               capital and maintenance of liquidity.
     ---------------------------------------------------------------------------
      U.S. Government          High current income and safety of principal.
        Securities
     ---------------------------------------------------------------------------
      Tax-Free Income          High current income that is exempt from
                               federal income tax, consistent with the
                               preservation of capital.
     ---------------------------------------------------------------------------
         Minnesota             High current income that is exempt from federal
      Tax-Free Income          income tax and Minnesota regular personal income
                               tax, consistent with the preservation of capital.
     ---------------------------------------------------------------------------
           Bond                Maximize total return, consistent with the
                               preservation of capital.
     ---------------------------------------------------------------------------

     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

     Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

     Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Funds maintain, in a segregated account with their custodian, assets with a market value greater than the amount of their purchase commitments. As of March 31, 2003, the Bond Fund had entered into when-issued or forward commitments of $446,050.

--------------------------------------------------------------------------[LOGO]

     The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, was as follows:

     YEAR ENDED MARCH 31, 2003:
                                    Ordinary Income     Long Term Capital Gain        Total
                                    ---------------     ----------------------        -----
     Money Market                    $   827,964               -----               $   827,964
     U.S. Government Securities      $12,773,972               -----               $12,773,972
     Tax-Free Income*                $19,371,555               -----               $19,371,555
     MN Tax-Free Income*             $ 9,589,605               -----               $ 9,589,605
     Bond                            $   923,005               -----               $   923,005
     *100% of dividends were derived from interest on tax-exempt securities.

     YEAR ENDED MARCH 31, 2002:
                                    Ordinary Income     Long Term Capital Gain        Total
                                    ---------------     ----------------------        -----
     Money Market                    $ 2,551,390               -----               $ 2,551,390
     U.S. Government Securities      $ 9,985,451               -----               $ 9,985,451
     Tax-Free Income*                $22,115,843               -----               $22,115,843
     MN Tax-Free Income*             $ 8,800,200               -----               $ 8,800,200
     Bond                            $   872,071               -----               $   872,071
     *100% of dividends were derived from interest on tax-exempt securities.

     As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                        U.S.                        Minnesota
                                        Money        Government      Tax-Free        Tax-Free
                                        Market       Securities       Income          Income          Bond
                                      ----------------------------------------------------------------------
     Undistributed ordinary income    $   44,851     $  836,988     $ 1,563,353     $  820,714     $  73,399
     Accumulated gain(loss)             -----        (2,527,268)    (24,625,120)    (6,597,256)     (415,397)
     Unrealized appreciation
     (depreciation)                     -----         5,899,921      (4,581,647)     1,111,627       366,567

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of March 31, 2003, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

                                         Loss Carryover          Expiration Year
     ---------------------------------------------------------------------------
     U.S. Government Securities           $ 2,527,268                2007
     Tax-Free Income                      $24,625,120                2008
     MN Tax-Free Income                   $ 6,597,256                2004
     Bond                                 $   415,397                2008

     DISTRIBUTIONS
     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock.
     Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)  INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2003, were as follows:

                                            Purchases ($)          Proceeds ($)
                                            -------------          ------------
     U.S. Government Securities Fund         426,837,960           232,896,892
     Tax-Free Income Fund                    158,400,017           184,865,294
     Minnesota Tax-Free Income Fund           44,123,031            36,327,904
     Bond Fund                                17,064,187            12,422,513

     For the Money Market Fund during the period ended March 31, 2003 purchases of and proceeds from sales and maturities of investment securities aggregated $1,404,333,573 and $1,425,608,541, respectively.

(3)  EXPENSES
     INVESTMENT ADVISER
     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

--------------------------------------------------------------------------[LOGO]

                                                       Average Daily
                                                         Net Assets
                                                         ----------
     Bond Fund                                             .80%
     Tax-Free Income Fund                                  .80%
     Minnesota Tax-Free Income Fund                        .80%

                                         First $50 Million      Over $50 Million
                                         -----------------      ----------------
     Money Market Fund                         .80%                  .60%
     U.S. Government Securities Fund          1.00%                  .80%

     For the period October 1, 1993, through December 31, 2003, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2003, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period October 1, 1993, through December 31, 2003, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2003, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     As of March 31, 2003, the Bond Fund had invested $1,178,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to the Fund an amount equal to all fees otherwise due to them under its investment management agreement for the assets invested in the Sit Money Market Fund.

     TRANSACTIONS WITH AFFILIATES
     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2003:

                                                              % Shares
                                              Shares         Outstanding
                                              ------         -----------
     Money Market Fund                      33,268,490          45.1
     U.S. Government Securities Fund           394,966           1.0
     Tax-Free Income Fund                    1,982,813           4.8
     Minnesota Tax-Free Income Fund          1,127,271           5.3
     Bond Fund                                 191,339           9.6

(4)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 66 through 70.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        Years Ended March 31,
                                               ----------------------------------------------------------------------
                                                     2003          2002          2001          2000          1999
=====================================================================================================================
NET ASSET VALUE:
  Beginning of period                            $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              0.01          0.03          0.06          0.05          0.05
---------------------------------------------------------------------------------------------------------------------
Total from operations                                0.01          0.03          0.06          0.05          0.05
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.01)        (0.03)        (0.06)        (0.05)        (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                     $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------
Total investment return(1)                           1.13%         2.63%         6.00%         5.05%         4.99%
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $ 73,843      $ 93,785      $110,505      $150,897      $ 61,442

RATIOS:
  Expenses to average daily net assets               0.50%(2)      0.50%(2)      0.50%(2)      0.50%(2)      0.50%(2)
  Net investment income to average
  daily net  assets                                  1.14%(2)      2.65%(2)      5.88%(2)      5.05%(2)      4.84%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2003, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average average daily net assets would have been .74%, .70%, .67%, .71%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been .90%, 2.45%, 5.71%, 4.84%, and 4.54%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS

                                                                        Years Ended March 31,
                                                 --------------------------------------------------------------------
                                                     2003          2002          2001          2000          1999
=====================================================================================================================
NET ASSET VALUE:
  Beginning of period                            $  10.69      $  10.59      $  10.22      $  10.51      $  10.63
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               .45           .58           .65           .59           .54
  Net realized and unrealized gains
    (losses) on investments                           .14           .10           .37         (.29)          (.01)
---------------------------------------------------------------------------------------------------------------------
Total from operations                                 .59           .68          1.02           .30           .53
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (.45)         (.58)         (.65)         (.59)         (.54)
  From realized gains                                  --            --            --            --          (.11)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (.45)         (.58)         (.65)         (.59)         (.65)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                  $  10.83      $  10.69      $  10.59      $  10.22      $  10.51
---------------------------------------------------------------------------------------------------------------------
Total investment return (1)                          5.60%         6.53%        10.34%         2.92%         5.05%
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $408,840      $211,947      $154,356      $135,841      $159,330

RATIOS:
  Expenses to average daily net assets               0.80%(2)      0.80%(2)      0.80%(2)      0.80%(2)      0.80%(2)
  Net investment income to average
  daily net assets                                   3.98%(2)      5.40%(2)      6.30%(2)      5.66%(2)      5.06%(2)
Portfolio turnover rate (excluding
short-term securities)                              77.06%        54.69%        55.53%        98.17%        86.16%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2003, 2002, 2001, 2000, and 1999 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .83%, .85%, .87%, .86%, and .87% for each of these periods and the ratio of net investment income to average daily net assets would have been 3.95%, 5.35%, 6.23%, 5.60%, and 4.99%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            Years Ended March 31,
                                                  -------------------------------------------------------------------
                                                        2003           2002          2001          2000         1999
=====================================================================================================================
NET ASSET VALUE:
  Beginning of period                             $  9.82      $   9.90      $   9.57      $  10.39      $  10.41
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               .45           .48           .51           .51           .51
  Net realized and unrealized gains
    (losses) on investments                           .12          (.08)          .33          (.82)          .03
---------------------------------------------------------------------------------------------------------------------
Total from operations                                 .57           .40           .84          (.31)          .54
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (.45)         (.48)         (.51)         (.51)         (.51)
  From realized gains                                  --            --            --            --          (.05)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)         (.48)         (.51)         (.51)         (.56)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                  $   9.94      $   9.82      $   9.90      $   9.57      $  10.39
---------------------------------------------------------------------------------------------------------------------
Total investment return (1)                          5.90%         4.05%         9.02%        (2.98%)        5.30%
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $414,419      $440,431      $502,184      $582,549      $895,353

RATIOS:
  Expenses to average daily net assets               0.76%(2)      0.75%(2)      0.74%(2)      0.70%(2)      0.71%(2)
  Net investment income to average
  daily net assets                                   4.53%(2)      4.79%(2)      5.27%(2)      5.15%(2)      4.90%(2)
Portfolio turnover rate (excluding
short-term securities)                              37.98%        40.02%        12.14%        24.72%        14.27%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2003, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.49%, 4.74%, 5.21%, 5.05%, and 4.81%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS

                                                                        Years Ended March 31,
                                                 ----------------------------------------------------------------
                                                     2003          2002          2001          2000          1999
=================================================================================================================
NET ASSET VALUE:
  Beginning of period                            $   9.99      $  10.01      $   9.73      $  10.55      $  10.49
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               .47           .49           .52           .52           .51
  Net realized and unrealized gains
    (losses) on investments                           .23          (.02)          .28          (.82)          .06
-----------------------------------------------------------------------------------------------------------------
Total from operations                                 .70           .47           .80          (.30)          .57
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (.47)         (.49)         (.52)         (.52)         (.51)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                  $  10.22      $   9.99      $  10.01      $   9.73      $  10.55
-----------------------------------------------------------------------------------------------------------------
Total investment return (1)                          7.14%         4.74%         8.43%        (2.84%)        5.58%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $219,368      $195,275      $181,182      $172,905      $271,275

RATIOS:
  Expenses to average daily net assets               0.80%         0.80%         0.80%         0.80%         0.80%
  Net investment income to average
  daily net assets                                   4.62%         4.87%         5.27%         5.16%         4.83%
Portfolio turnover rate (excluding
short-term securities)                              19.51%        23.81%        14.59%        18.50%        13.67%

--------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        Years Ended March 31,
                                                 ----------------------------------------------------------------
                                                     2003          2002          2001          2000          1999
=================================================================================================================
NET ASSET VALUE:
  Beginning of period                            $   9.68      $   9.80      $   9.43      $   9.95      $  10.03
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               .53           .62           .64           .58           .54
  Net realized and unrealized gains
      (losses) on investments                         .21          (.12)          .37          (.50)         (.02)
-----------------------------------------------------------------------------------------------------------------
Total from operations                                 .74           .50          1.01           .08           .52
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (.53)         (.62)         (.64)         (.58)         (.54)
  From realized
  gains                                                --            --            --          (.02)         (.06)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                  (.53)         (.62)         (.64)         (.60)         (.60)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                  $   9.89      $   9.68      $   9.80      $   9.43      $   9.95
-----------------------------------------------------------------------------------------------------------------
Total investment return(1)                           7.74%         5.18%        11.18%         0.93%         5.30%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $ 19,697      $ 14,737      $ 13,281      $ 12,162      $ 11,920

RATIOS:
  Expenses to average daily net assets               0.80%         0.80%         0.80%         0.80%         0.80%
  Net investment income to average
  daily net assets                                   5.30%         6.34%         6.79%         6.06%         5.34%
Portfolio turnover rate (excluding
short-term securities)                              76.19%        91.23%        89.65%       131.67%        89.29%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS REPORT

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
May 9, 2003

Sit Mutual Funds

RESULTS OF SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 23, 2002. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, William E. Frenzel, John E. Hulse, Sidney L. Jones and Donald W. Phillips.

The matters voted on by the shareholders of record as of August 16, 2002 and the results of the shareholders' vote at the October 23, 2002 meeting were as follows:

1.   Election of Directors:

                                                 For            Withheld
                                                 ---            --------
     Eugene C. Sit
            U.S. Government Securities        23,870,849         226,206
            Money Market                      48,998,252         106,833
            Tax-Free Income                   31,691,454         307,859
            MN Tax-Free Income                12,605,896         157,195
            Bond                                 960,673           4,667

     William E. Frenzel
            U.S. Government Securities        23,866,765         230,289
            Money Market                      48,922,698         182,387
            Tax-Free Income                   31,661,305         338,008
            MN Tax-Free Income                12,405,517         357,574
            Bond                                 957,471           7,868

     John E. Hulse
            U.S. Government Securities        23,899,867         197,188
            Money Market                      49,007,525          97,560
            Tax-Free Income                   31,623,219         376,094
            MN Tax-Free Income                12,470,125         292,966
            Bond                                 957,471           7,868

     Sidney L. Jones
            U.S. Government Securities        23,860,247         236,807
            Money Market                      49,007,538          97,547
            Tax-Free Income                   31,586,158         413,155
            MN Tax-Free Income                12,600,498         162,592
            Bond                                 958,937           6,402

72
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                                                 For            Withheld
                                                 ---            --------
     Donald W. Phillips
          U.S. Government Securities          23,923,060         173,995
          Money Market                        49,007,538          97,547
          Tax-Free Income                     31,645,777         353,537
          MN Tax-Free Income                  12,606,027         157,063
          Bond                                   958,937           6,403

2.   Ratification of KPMG LLP as independent auditors for the Funds:

                                            For         Against     Abstain
                                            ---         -------     -------
          U.S. Government Securities     23,817,237     117,111     162,707
          Money Market                   48,914,490     136,015      54,580
          Tax-Free Income                31,446,602     176,025     376,686
          MN Tax-Free Income             12,482,528      42,564     237,999
          Bond                              963,015           0       2,324

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS

The Sit Mutual Funds are a family of 12 no-load mutual funds. The five Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the "Funds" or individually, a "Fund"). The seven stock funds within the Sit Mutual Fund family are described in a Stock Funds Statement of Additional Information (SAI). The Sit Money Market Fund, Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The Boards do not have standing committees. The Bond Funds' SAI has additional information about the Funds' directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

---------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                     PRINCIPAL           FUNDS IN           OTHER
NAME,                         POSITION     TERM OF OFFICE(1)        OCCUPATIONS        FUND COMPLEX     DIRECTORSHIPS
ADDRESS                      HELD WITH       AND LENGTH OF          DURING PAST         OVERSEEN BY        HELD BY
AND AGE                      THE FUNDS        TIME SERVED           FIVE YEARS           DIRECTOR        DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------------
John E. Hulse                 Director   Director since 1995.   Trustee, Pacific Gas        12              None.
Suite 4600                                                      & Electric Nuclear
90 South Seventh Street                                         Decommissioning Trust.
Minneapolis, MN 55402
Age: 69
---------------------------------------------------------------------------------------------------------------------
Sidney L. Jones               Director   Director from 1988     Lecturer, Washington        12              None.
Suite 4600                               to 1989 and from       Campus Consortium of
90 South Seventh Street                  1993 or the Fund's     17 Universities;
Minneapolis, MN 55402                    inception if later.    Senior Advisor to
Age: 69                                                         Lawrence and Company,
                                                                Toronto, Canada.
---------------------------------------------------------------------------------------------------------------------
Donald W. Phillips            Director   Director of the        CEO and CIO of West LB      12              None.
Suite 4600                               International Fund     Asset Management (USA)
90 South Seventh Street                  since 1993, and        LLC,4/00 to present;
Minneapolis, MN 55402                    since 1990 or the      President of Forstmann-
Age: 54                                  Fund's inception if    Leff International,
                                         later for all other    Inc. from 1997 to 4/00.
                                         Funds.
---------------------------------------------------------------------------------------------------------------------
Melvin C. Bahle               Director   Director Emeritus      Director and/or officer     12             None.
Suite 4600                    Emeritus   since 1995.            of several foundations
90 South Seventh Street                                         and charitable
Minneapolis, MN 55402                                           organizations.
Age: 83
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------[LOGO]

---------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                     PRINCIPAL           FUNDS IN           OTHER
NAME,                         POSITION     TERM OF OFFICE(1)        OCCUPATIONS        FUND COMPLEX     DIRECTORSHIPS
ADDRESS                      HELD WITH       AND LENGTH OF          DURING PAST         OVERSEEN BY        HELD BY
AND AGE                      THE FUNDS        TIME SERVED           FIVE YEARS           DIRECTOR        DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
---------------------------------------------------------------------------------------------------------------------
Eugene C. Sit(2)              Director   Director since         Chairman, CEO and CIO of    12              None.
Suite 4600                    and        inception.             Sit Investment
90 South Seventh Street       Chairman                          Associates, Inc.(the
Minneapolis, MN 55402                                           "Adviser") and Sit/Kim
Age: 64                                                         International Investment
                                                                Associates, Inc. ("Sit/
                                                                Kim "); Director of SIA
                                                                Securities Corp. (the
                                                                "Distributor"), and
                                                                Chairman and CEO of Sit
                                                                Investment Fixed Income
                                                                Advisors, Inc.("SF ").
---------------------------------------------------------------------------------------------------------------------
William E. Frenzel(2)         Director   Director since 1991    Guest Scholar at The        12              None.
Suite 4600                               or the Fund's          Brookings Institution and
90 South Seventh Street                  inception if later.    member of several
Minneapolis, MN 55402                                           government policy
Age: 74                                                         committees, foundations
                                                                and organizations;
                                                                Advisory Director of the
                                                                Adviser; Director of Sit/
                                                                Kim and SF.
---------------------------------------------------------------------------------------------------------------------
OFFICERS:
---------------------------------------------------------------------------------------------------------------------
Peter L. Mitchelson           Vice       Re-Elected by the      Director and President of   N/A             N/A
Suite 4600                    Chairman   Boards annually;       the Adviser; Director and
90 South Seventh Street                  Officer since          Executive Vice President
Minneapolis, MN 55402                    inception.             of Sit/Kim; Director of
Age: 61                                                         the Distributor; and Vice
                                                                Chairman of SF. Director
                                                                of the Sit Funds through
                                                                4/30/02.
---------------------------------------------------------------------------------------------------------------------
Roger J. Sit(3)               Executive  Re-Elected by the      Executive Vice President-   N/A             N/A
Suite 4600                    Vice       Boards annually;       Research and Investment
90 South Seventh Street       President  Officer since 1998.    Management of the Adviser;
Minneapolis, MN 55402                                           Director, President, COO,
Age:41                                                          and Deputy CIO of Sit/Kim.
---------------------------------------------------------------------------------------------------------------------

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                     PRINCIPAL           FUNDS IN           OTHER
NAME,                         POSITION     TERM OF OFFICE(1)        OCCUPATIONS        FUND COMPLEX     DIRECTORSHIPS
ADDRESS                      HELD WITH       AND LENGTH OF          DURING PAST         OVERSEEN BY        HELD BY
AND AGE                      THE FUNDS        TIME SERVED           FIVE YEARS           DIRECTOR        DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED):
---------------------------------------------------------------------------------------------------------------------
Michael C. Brilley            Senior     Re-Elected by the      Senior Vice President and   N/A             N/A
Suite 4600                    Vice       Boards annually;       Senior Fixed Income
90 South Seventh Street       President  Officer since 1985.    Officer of the Adviser;
Minneapolis, MN 55402                                           Director and President
Age: 57                                                         and Chief Fixed Income
                                                                Officer of SF.
---------------------------------------------------------------------------------------------------------------------
G. Todd Berkley               Chief      Re-Elected by the      COO of the Funds; Sr.       N/A             N/A
Suite 4600                    Operating  Boards annually;       Vice President,
US 90 South Seventh Street    Officer    Officer since 2002.    Bancorp 12/00 to 2/01;
Minneapolis, MN 55402                                           Vice President, US Bank
Age: 41                                                         5/95 to 12/99.
---------------------------------------------------------------------------------------------------------------------
Debra A. Sit(3)               Vice       Re-Elected by the      Vice President - Bond       N/A             N/A
Suite 4600                    President, Boards annually;       Investments of the
90 South Seventh Street       Invest-    Officer since          Adviser; Assistant
Minneapolis, MN 55402          ments     1994.                  Treasurer and Assistant
Age: 42                                                         Secretary of Sit/Kim and
                                                                SF; and Senior Vice
                                                                President - Investments
                                                                of SF.
---------------------------------------------------------------------------------------------------------------------
Mark H. Book                  Vice       Re-Elected by the      Vice President and Fixed    N/A             N/A
Suite 4600                    President, Boards annually;       Income Portfolio Manager
90 South Seventh Street       Invest-    Officer since 2002.    of SF. Bond Analyst, U.S.
Minneapolis, MN 55402           ments                           Bancorp Piper Jaffray
Age: 39                       U.S.                              2/98 to 8/00.
                              Govern-
                                ment
                              and Bond
                              Funds only.
---------------------------------------------------------------------------------------------------------------------
Bryce A. Doty                 Vice       Re-Elected by the      Vice President and Fixed    N/A             N/A
Suite 4600                    President, Boards annually;       Income Portfolio Manager
90 South Seventh Street       Invest-    Officer since 1996.    of SF.
Minneapolis, MN 55402           ments
Age: 36                       U.S.
                              Govern-
                                ment
                              and Bond
                              Funds only.
---------------------------------------------------------------------------------------------------------------------
Paul J. Junquist              Vice       Re-Elected by the      Vice President and Fixed    N/A             N/A
Suite 4600                    President, Boards annually;       Income Portfolio
90 South Seventh Street       Invest-    Officer since 1996.    Manager of SF.
Minneapolis,MN 55402            ments
Age: 41                       of Money
                              Market and
                              MN Tax-
                                Free
                              Income
                              Funds only.
---------------------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                     PRINCIPAL           FUNDS IN           OTHER
NAME,                         POSITION     TERM OF OFFICE(1)        OCCUPATIONS        FUND COMPLEX     DIRECTORSHIPS
ADDRESS                      HELD WITH       AND LENGTH OF          DURING PAST         OVERSEEN BY        HELD BY
AND AGE                      THE FUNDS        TIME SERVED           FIVE YEARS           DIRECTOR        DIRECTOR(4)
---------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED):
---------------------------------------------------------------------------------------------------------------------
Michael P. Eckert             Vice       Re-Elected by the      Mutual Fund Institutional   N/A             N/A
Suite 4600                    President  Boards annually;       Client Group of Adviser
90 South Seventh Street        Institu-  Officer since 1989.
Minneapolis, MN 55402          tional
Age: 47                       Client
                               Group
---------------------------------------------------------------------------------------------------------------------
Paul E. Rasmussen             Vice       Re-Elected by the      Vice President, Secretary,  N/A             N/A
Suite 4600                    President  Boards annually;       Controller and Chief
90 South Seventh Street       and        Officer since 1994.    Compliance Officer of the
Minneapolis, MN 55402         Treasurer                         Adviser; Vice President,
Age: 42                                                         Secretary, and Chief
                                                                Compliance Officer of
                                                                Sit/Kim and SF;
                                                                President of the Distri-
                                                                butor.
---------------------------------------------------------------------------------------------------------------------
Michael J. Radmer             Secretary  Re-Elected by the      Partner of the Funds'       N/A             N/A
Suite 1500                               Boards annually;       general counsel, Dorsey
50 South Sixth Street                    Officer since 1984.    & Whitney, LLP
Minneapolis, MN 55402
Age: 58
---------------------------------------------------------------------------------------------------------------------
Carla J. Rose                 Vice       Re-Elected by the      Vice President, Adminis-    N/A             N/A
Suite 4600                    President, Boards annually;       tration &Deputy
90 South Seventh Street       Assistant  Officer since 2000.    Controller of the Adviser;
Minneapolis, MN 55402         Secretary                         Vice President, Adminis-
Age: 37                       & Assistant                       tration and Controller of
                              Treasurer                         Sit/Kim; Controller and
                                                                Treasurer of SF.
---------------------------------------------------------------------------------------------------------------------
Kelly K. Boston               Assistant  Re-Elected by the      Staff Attorney of the       N/A             N/A
Suite 4600                    Secretary  Boards annually;       Adviser.
90 South Seventh Street       &          Officer since 2000.
Minneapolis, MN 55402         Assistant
Age: 34                       Treasurer
---------------------------------------------------------------------------------------------------------------------

(1) Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.
(2) Directors who are deemed to be "interested persons " of the Funds as that term is defined by the Investment Company Act of 1940.Mr.Sit is considered an "interested person "because he is an officer of Sit Investment Associates, Inc., the Fund 's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund 's investment adviser.
(3) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.
(4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies)or other investment companies registered under the 1940 Act.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION

     We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                                LONG-TERM
                                       ORDINARY                  CAPITAL
FUND AND PAYABLE DATE                  INCOME(a)                 GAIN(b)
---------------------                  ---------                ---------
Money Market Fund

  April 30, 2002                       $ 0.00118                $    ----
  May 31, 2002                           0.00112                     ----
  June 30, 2002                          0.00099                     ----
  July 31, 2002                          0.00117                     ----
  August 31, 2002                        0.00105                     ----
  September 30, 2002                     0.00106                     ----
  October 31, 2002                       0.00107                     ----
  November 30, 2002                      0.00091                     ----
  December 31, 2002                      0.00077                     ----
  January 31, 2003                       0.00068                     ----
  February 28, 2003                      0.00059                     ----
  March 31, 2003                         0.00064                     ----
                                       ---------                ---------
                                       $ 0.01124(c)             $ 0.00000
                                       =========                =========

Bond Fund

  April 30, 2002                       $ 0.05126                $    ----
  May 31, 2002                           0.04783                     ----
  June 30, 2002                          0.03712                     ----
  July 31, 2002                          0.04808                     ----
  August 31, 2002                        0.04528                     ----
  September 30, 2002                     0.04898                     ----
  October 31, 2002                       0.04669                     ----
  November 30, 2002                      0.03963                     ----
  December 31, 2002                      0.04772                     ----
  January 31, 2003                       0.04104                     ----
  February 28, 2003                      0.03628                     ----
  March 31, 2003                         0.03691                     ----
                                       ---------                ---------
                                       $ 0.52682(c)             $ 0.00000
                                       =========                =========

Minnesota Tax-Free Income Fund

  April 30, 2002                         0.04631                     ----
  May 31, 2002                           0.03933                     ----
  June 30, 2002                          0.03510                     ----
  July 31, 2002                          0.04086                     ----
  August 31, 2002                        0.03732                     ----
  September 30, 2002                     0.03913                     ----
  October 31, 2002                       0.03959                     ----
  November 30, 2002                      0.03851                     ----
  December 31, 2002                      0.04228                     ----
  January 31, 2003                       0.03942                     ----
  February 28, 2003                      0.03499                     ----
  March 31, 2003                         0.03833                     ----
                                       ---------                ---------
                                       $ 0.47117(d)             $ 0.00000
                                       =========                =========

                                                                LONG-TERM
                                       ORDINARY                  CAPITAL
FUND AND PAYABLE DATE                  INCOME(a)                 GAIN(b)
---------------------                  ---------                ---------
U.S. Government Securities
Fund

   April 30, 2002                      $ 0.04951                $    ----
   May 31, 2002                          0.04448                     ----
   June 30, 2002                         0.04444                     ----
   July 31, 2002                         0.04825                     ----
   August 31, 2002                       0.04103                     ----
   September 30, 2002                    0.04175                     ----
   October 31, 2002                      0.03899                     ----
   November 30, 2002                     0.03159                     ----
   December 31, 2002                     0.03203                     ----
   January 31, 2003                      0.02671                     ----
   February 28, 2003                     0.02834                     ----
   March 31, 2003                        0.02265                     ----
                                       ---------                ---------
                                       $ 0.44976(c)             $ 0.00000
                                       =========                =========

Tax-Free Income Fund

   April 30, 2002                      $ 0.04017                $    ----
   May 31, 2002                          0.03699                     ----
   June 30, 2002                         0.03398                     ----
   July 31, 2002                         0.04013                     ----
   August 31, 2002                       0.03681                     ----
   September 30, 2002                    0.03891                     ----
   October 31, 2002                      0.03814                     ----
   November 30, 2002                     0.03554                     ----
   December 31, 2002                     0.04015                     ----
   January 31, 2003                      0.03777                     ----
   February 28, 2003                     0.03417                     ----
   March 31, 2003                        0.03769                     ----
                                       ---------                ---------
                                       $ 0.45045(d)             $ 0.00000
                                       =========                =========

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain (20%).

(c) Taxable as dividend income and does not qualify for deduction by corporations.

(d) 100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders' gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

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                           A LOOK AT SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premiere investment management firms in the United States. Sit Investment Associates currently manages approximately $6.1 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          o Free telephone exchange
          o Dollar-cost averaging through an automatic investment plan
          o Electronic transfer for purchases and redemptions
          o Free checkwriting privileges on bond funds
          o Retirement accounts including IRAs and 401(k) plans

                              SIT FAMILY OF FUNDS

                              [PLOT POINTS CHART]

               STABILITY: SAFETY OF PRINCIPAL AND CURRENT INCOME

                          MONEY MARKET

               INCOME: INCREASED INCOME

                          U.S. GOVERNMENT SECURITIES
                          TAX-FREE INCOME
                          MINNESOTA TAX-FREE INCOME
                          BOND

               GROWTH: LONG-TERM CAPITAL APPRECIATION AND INCOME

                          BALANCED
                          LARGE CAP GROWTH

               HIGH GROWTH: LONG-TERM CAPITAL APPRECIATION

                          MID CAP GROWTH
                          INTERNATIONAL GROWTH
                          SMALL CAP GROWTH
                          SCIENCE AND TECHNOLOGY GROWTH
                          DEVELOPING MARKETS GROWTH

ANNUAL REPORT BOND FUNDS

Year Ended March 31, 2003


INVESTMENT ADVISER                             AUDITORS

Sit Investment Associates, Inc.                KPMG LLP
90 South Seventh Street                        90 South Seventh Street
Suite 4600                                     Suite 4200
Minneapolis, MN 55402                          Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                               LEGAL COUNSEL

DISTRIBUTOR                                    Dorsey & Whitney LLP
                                               50 South Sixth Street, Suite 1500
SIA Securities Corp.                           Minneapolis, MN 55402
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
 DISBURSING AGENT

PFPC, Inc.
P.O. Box 5166
Westboro, MA 01581-5166



                     [LOGO] SIT INVESTMENT ASSOCIATES
                            -------------------------
                                SIT MUTUAL FUNDS